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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
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Waddell & Reed Financial, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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February 26, 2016

To the Stockholders of
Waddell & Reed Financial, Inc.:

        Waddell & Reed Financial, Inc.'s 2016 Annual Meeting of Stockholders will be held in the William T. Morgan Auditorium at the principal executive offices of the Company, 6300 Lamar Avenue, Overland Park, Kansas 66202 at 10:00 a.m., local time, on Wednesday, April 13, 2016.

        At the annual meeting, we will ask you to (1) elect Henry J. Herrmann and James M. Raines, who have been nominated by the Board, as Class III directors, (2) conduct an advisory vote to approve named executive officer compensation, (3) approve the Waddell & Reed Financial, Inc. 1998 Stock Incentive Plan, as amended and restated, (4) ratify the appointment of KPMG LLP as our independent registered public accounting firm for the 2016 fiscal year, and (5) transact such other business as may properly come before the annual meeting or any adjournments or postponements thereof. The accompanying formal notice and Proxy Statement further discuss the matters that will be presented for a stockholder vote.

        We have also enclosed our 2015 Annual Report, which is not a part of the proxy soliciting materials. If you have any questions or comments about the matters discussed in the Proxy Statement or about our operations, we will be pleased to hear from you. It is important that your shares be voted at the annual meeting. If you are unable to attend the annual meeting in person and wish to have your shares voted, you may vote by telephone, Internet or by filling in, signing and dating the enclosed proxy card and returning it in the accompanying envelope as promptly as possible.

        We hope that you will take this opportunity to meet with us to discuss our results and operations for the 2015 fiscal year.

Sincerely,

Henry J. Herrmann Chairman of the Board and Chief Executive Officer

 WADDELL AND REED FINANCIAL, INC.
6300 Lamar Avenue
Overland Park, Kansas 66202
(913) 236-2000

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on April 13, 2016

To the Stockholders of
Waddell & Reed Financial, Inc.:

        I am pleased to give you notice that the 2016 Annual Meeting of Stockholders of Waddell & Reed Financial, Inc. (the "Company") will be held in the William T. Morgan Auditorium at the principal executive offices of the Company, 6300 Lamar Avenue, Overland Park, Kansas 66202 on Wednesday, April 13, 2016, at 10:00 a.m., local time.

        At the annual meeting, you will be asked to:

1.
Elect Henry J. Herrmann and James M. Raines, who have been nominated by the Board, as Class III directors to hold office until the 2019 Annual Meeting of Stockholders.

2.
Conduct an advisory vote to approve named executive officer compensation.

3.
Approve the Company's 1998 Stock Incentive Plan, as amended and restated.

4.
Ratify the appointment of KPMG LLP as the Company's independent registered public accounting firm for the 2016 fiscal year.

5.
Transact such other business as may properly come before the annual meeting or any adjournments or postponements thereof.

        These matters are more fully discussed in the accompanying Proxy Statement.

        The Board of Directors has fixed Wednesday, February 17, 2016, at the close of business, as the record date for the determination of stockholders entitled to notice of, and to vote at, the annual meeting.

        All stockholders are cordially invited to attend the annual meeting in person. However, if you are unable to attend in person and wish to have your shares voted, YOU MAY VOTE BY TELEPHONE, INTERNET OR BY FILLING IN, SIGNING AND DATING THE ENCLOSED PROXY CARD OR VOTING INSTRUCTION FORM AND RETURNING IT IN THE ACCOMPANYING ENVELOPE AS PROMPTLY AS POSSIBLE. Regardless of how you deliver your proxy, you may revoke your proxy before it is voted by timely submitting to the Secretary of the Company a written revocation or a proxy bearing a later date, or by attending the annual meeting and giving verbal notice of your intention to vote in person.

        The annual meeting for which this notice is given may be adjourned or postponed from time to time without further notice other than announcement at the annual meeting or any adjournments or postponements thereof.

BY ORDER OF THE BOARD OF DIRECTORS

Wendy J. Hills Senior Vice President, General Counsel, Chief Legal Officer & Secretary

        The accompanying Proxy Statement is dated February 26, 2016 and is first being mailed to stockholders on or about March 4, 2016.

 WADDELL & REED FINANCIAL, INC.

PROXY STATEMENT

        This Proxy Statement is furnished in connection with the solicitation of proxies by Waddell & Reed Financial, Inc. (the "Company"), on behalf of its Board of Directors (the "Board"), for the 2016 Annual Meeting of Stockholders (the "Annual Meeting"). This Proxy Statement is dated February 26, 2016 and, together with the related proxy card, is being mailed to stockholders on or about March 4, 2016.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND
THE ANNUAL MEETING

When and where is the Annual Meeting?

        The Annual Meeting will be held in the William T. Morgan Auditorium at the Company's principal executive offices located at 6300 Lamar Avenue, Overland Park, Kansas 66202 at 10:00 a.m., local time, on Wednesday, April 13, 2016.

What matters will be voted upon at the Annual Meeting?

        At the Annual Meeting you will be asked to:

  •
  Elect Henry J. Herrmann and James M. Raines, who have been nominated by the Board, as Class III directors to hold office until the 2019 Annual Meeting of Stockholders.

  •
  Conduct an advisory vote to approve named executive officer compensation.

  •
  Approve the Company's 1998 Stock Incentive Plan, as amended and restated (the "Amended and Restated Stock Incentive Plan").

  •
  Ratify the appointment of KPMG LLP ("KPMG") as the Company's independent registered public accounting firm for the 2016 fiscal year.

  •
  Transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

What constitutes a quorum?

        The presence, either in person or by proxy, of the holders of at least a majority of the voting power of our issued and outstanding shares of Class A common stock is required to constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes, which are described in more detail below, are counted as shares present at the Annual Meeting for purposes of determining whether a quorum exists.

Who is entitled to vote?

        Only stockholders of record of the Company's Class A common stock at the close of business on February 17, 2016, which is the "record date," are entitled to notice of, and to vote at, the Annual Meeting. Shares that may be voted include shares that are held (1) directly by the stockholder of record, and (2) beneficially through a broker, bank or other nominee. Each share of our Class A common stock is entitled to one vote on each matter submitted for a vote at the Annual Meeting.

        As of the record date, there were approximately 81,758,013 shares of our Class A common stock issued and outstanding and entitled to be voted at the Annual Meeting. Any shares held in treasury on the record date are not considered outstanding and will not be voted.

What is the difference between holding shares as a "registered owner" and as a "beneficial owner"?

        Most of the Company's stockholders hold their shares through a broker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between registered shares and those owned beneficially:

  •
  Registered Owners – If your shares are registered directly in your name with our transfer agent, Computershare Trust Company, N.A. ("Computershare"), you are the stockholder of record. As the stockholder of record, you have the right to grant your voting proxy directly to the Company or to vote in person at the Annual Meeting.

  •
  Beneficial Owners – If your shares are held in a brokerage account, bank or by another nominee, you are the "beneficial owner" of shares held in street name. As the beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote or to vote in person at the Annual Meeting. However, since you are not a stockholder of record, you may not vote these shares in person at the Annual Meeting unless you obtain a "legal proxy" from your broker, bank or other nominee (who is the stockholder of record), giving you the right to vote the shares.

What stockholder approval is necessary for approval of the proposals?

  •
  Election of Directors

        The election of directors requires the affirmative vote of a plurality of the shares of our Class A common stock cast at the Annual Meeting. This means that the two Class III director nominees receiving the most votes will be elected. For purposes of this vote, neither withholding your vote (or a direction to a broker or nominee to do so) nor a broker non-vote (as described below) will be counted as votes cast, and therefore, will have no effect on the outcome of the election of directors.

        Under our Director Resignation Policy, any nominee for director in an uncontested election who receives a greater number of "withheld" votes than "for" votes is required to tender his or her resignation for consideration by the Board. For more detail on this policy, see "Corporate Governance" below.

  •
  Advisory Vote on Named Executive Officer Compensation

        The advisory vote to approve named executive officer compensation requires the affirmative vote of a majority of the shares of our Class A common stock cast at the Annual Meeting. For purposes of this vote, neither a vote to abstain (or a direction to a broker or other nominee to do so) nor a broker non-vote (as described below) will be counted as a vote cast, and therefore, will have no effect on this vote. This vote is advisory and non-binding on the Board, the Compensation Committee and the Company.

  •
  Approve the Amended and Restated Stock Incentive Plan

        The approval of the Amended and Restated Stock Incentive Plan requires the affirmative vote of a majority of the shares of our Class A common stock cast at the Annual Meeting. For purposes of this vote, neither a vote to abstain (or a direction to a broker or other nominee to do so) nor a broker non-vote (as described below) will be counted as a vote cast, and therefore, will have no effect on this vote.

  •
  Ratification of the Appointment of the Company's Independent Registered Public Accounting Firm

        The ratification of the Audit Committee's appointment of KPMG as the Company's independent registered public accounting firm for the 2016 fiscal year requires the affirmative vote of a majority of the shares of our Class A common stock cast at the Annual Meeting. For purposes of this vote, a vote to abstain (or a direction to a broker or other nominee to do so) is not counted as a vote cast, and therefore, will have no effect on this vote. Stockholder ratification is not required for the appointment of KPMG because the Audit Committee has the responsibility of appointing the Company's independent registered public accounting firm. However, we are submitting the proposal to solicit the opinion of our stockholders.

        As of the record date, directors and executive officers of the Company beneficially owned an aggregate of approximately 3,021,857 shares of Class A common stock representing approximately 3.7% of our Class A common stock issued and outstanding, and therefore, 3.7% of the voting power entitled to vote at the Annual Meeting. The Company believes that its directors and executive officers currently intend to vote their shares (1) FOR the election of Henry J. Herrmann and James M. Raines as Class III directors, (2) FOR the approval, on an advisory basis, of the compensation paid to our named executive officers, as disclosed in this Proxy Statement pursuant to Item 402 of Regulation S-K, (3) FOR the approval of the Amended and Restated Stock Incentive Plan and (4) FOR the ratification of KPMG as the Company's independent registered public accounting firm for the 2016 fiscal year.

May I vote my shares in person at the Annual Meeting?

        If you are the registered owner of shares of our Class A common stock, you have the right to vote these shares in person at the Annual Meeting.

        If you are the beneficial owner of shares of our Class A common stock, you may vote these shares in person at the Annual Meeting if you have requested and received a legal proxy from your broker, bank or other nominee (the stockholder of record) giving you the right to vote the shares at the Annual Meeting, complete such legal proxy and present it to the Company at the Annual Meeting.

        Even if you plan to attend the Annual Meeting, we recommend that you submit your proxy card or voting instructions so that your vote will be counted if you later decide not to attend the Annual Meeting.

How can I vote my shares without attending the Annual Meeting?

        If you are the registered owner of shares of our Class A common stock, you may instruct the named proxy holders on how to vote your shares by completing, signing, dating and timely returning the enclosed proxy card in the postage pre-paid envelope provided with this Proxy Statement, or by using the Internet voting site or the toll-free telephone number listed on the proxy card. Specific instructions for using the Internet and telephone voting systems are on the proxy card. The Internet and telephone voting systems will be available until 11:59 p.m. Central Time, on Tuesday, April 12, 2016 (the day before the Annual Meeting).

        If you are the beneficial owner of shares of our Class A common stock held in street name, you may instruct your broker, bank or other nominee on how to vote your shares. Your nominee has enclosed with this Proxy Statement a voting instruction card for you to use in directing your nominee on how to vote your shares. The instructions from your nominee will indicate if Internet or telephone voting is available and, if so, will provide details regarding how to use those systems.

If my shares are held in "Street Name," will my broker, bank or other nominee vote my shares for me?

        Brokers, banks and other nominees who do not have instructions from their "street name" customers may not use their discretion in voting their customers' shares on "non-routine" matters. The proposal to elect Henry J. Herrmann and James M. Raines as Class III directors, the advisory vote to approve named executive officer compensation and the proposal to approve the Amended and Restated Stock Incentive Plan are non-routine matters and, therefore, shares of our Class A common stock held in "street name" will not be voted with respect to these proposals without voting instructions from the beneficial owners. However, the proposal to ratify the appointment of KPMG as the Company's independent registered public accounting firm is considered a routine matter and, therefore, if beneficial owners fail to give voting instructions, nominees will have discretionary authority to vote shares of our Class A common stock with respect to this proposal. You should follow the instructions provided by your nominee in directing your nominee on how to vote your shares.

What is a "broker non-vote"?

        Generally, a "broker non-vote" occurs when a broker, bank or other nominee that holds shares in "street name" for customers is precluded from exercising voting discretion on a particular proposal because (1) the beneficial owner has not instructed the nominee how to vote, and (2) the nominee lacks discretionary voting power to vote such shares. Under New York Stock Exchange ("NYSE") rules, a nominee does not have discretionary voting power with respect to the approval of "non-routine" matters absent specific voting instructions from the beneficial owners of such shares.

        The proposal to elect Henry J. Herrmann and James M. Raines as Class III directors, the advisory vote to approve named executive officer compensation and the proposal to approve the Amended and Restated Stock Incentive Plan are "non-routine" matters. If you are the beneficial owner of shares of the Company's Class A common stock, your nominee will send you directions on how you can instruct them to vote. If you do not provide voting instructions, your nominee will not vote your shares on these proposals.

How will my proxy be voted?

        Shares represented by a properly executed proxy (in paper form, by Internet or by telephone) that is timely received, and not subsequently revoked, will be voted at the Annual Meeting or any adjournments or postponements thereof in the manner directed on the proxy. Henry J. Herrmann and Alan W. Kosloff are named as proxy holders in the proxy form and have been designated by the Board to represent you and vote your shares at the Annual Meeting. All shares represented by a properly executed proxy on which no choice is specified will be voted (1) FOR the election of Henry J. Herrmann and James M. Raines as Class III directors, (2) FOR the approval, on an advisory basis, of the compensation paid to our named executive officers, as disclosed in this Proxy Statement pursuant to Item 402 of Regulation S-K, (3) FOR the approval of the Amended and Restated Stock Incentive Plan, (4) FOR the ratification of the appointment of KPMG as the Company's independent registered public accounting firm for the 2016 fiscal year, and (5) in accordance with the proxy holders' best judgment as to any other business that properly comes before the Annual Meeting.

        This Proxy Statement is considered to be voting instructions for the trustee of the Waddell & Reed Financial, Inc. 401(k) and Thrift Plan for our Class A common stock allocated to individual accounts under that plan. If account information is the same, participants in the plan who are also stockholders of record will receive a single proxy representing all of their shares. If a plan participant does not submit a proxy to us, the trustee of the plan will vote the shares allocated to the participant's account in the same proportion as the total shares in the plan for which directions have been received.

May I revoke my proxy and change my vote?

        Yes. You may revoke your proxy and change your vote prior to the vote at the Annual Meeting.

        If you are the registered owner of shares of our Class A common stock, you may revoke your proxy and change your vote with respect to those shares by (1) timely submitting a later-dated proxy, a later-dated vote by telephone or later-dated vote via the Internet (which automatically revokes the earlier proxy), (2) giving timely notice of your changed vote to us in writing mailed to the attention of Wendy J. Hills, Secretary, at our principal executive offices, or (3) attending the Annual Meeting and giving verbal notice of your intention to vote in person.

        If you are the beneficial owner of shares of our Class A common stock held in street name, you may revoke your proxy and change your vote with respect to those shares (1) by submitting new voting instructions to your broker, bank or other nominee in accordance with their voting instructions, or (2) if you have obtained a legal proxy from your nominee giving you the right to vote your shares, by attending the Annual Meeting, presenting the completed proxy to the Company and voting in person.

        You should be aware that simply attending the Annual Meeting will not in and of itself constitute a revocation of your proxy.

Who will count the votes?

        Our transfer agent, Computershare, will tabulate and certify the votes. A representative of Computershare will serve as the inspector of election at the Annual Meeting.

Who will pay the costs of soliciting proxies?

        The costs of soliciting proxies pursuant to this Proxy Statement will be borne by the Company. Proxies will be solicited initially by mail. Further solicitation may be made in person or by telephone, electronic mail or facsimile. The Company will bear the expense of preparing, printing and mailing this Proxy Statement and accompanying materials to our stockholders. Upon request, the Company will reimburse brokers, banks or other nominees for reasonable expenses incurred in forwarding copies of the proxy materials relating to the Annual Meeting to the beneficial owners of our Class A common stock.

        The Company has retained Georgeson Inc., an independent proxy solicitation firm ("Georgeson"), to assist in soliciting proxies from stockholders. Georgeson will receive a fee of approximately $10,000 as compensation for its services and will be reimbursed for its out-of-pocket expenses. The Company has agreed to indemnify Georgeson against certain liabilities arising under the federal securities laws.

What other business will be presented at the Annual Meeting?

        As of the date of this Proxy Statement, the Board knows of no other business that may properly be, or is likely to be, brought before the Annual Meeting. If any other matters should arise at the Annual Meeting, the persons named as proxy holders, Henry J. Herrmann and Alan W. Kosloff, will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting. If, for any unforeseen reason, any of the Class III director nominees are not available to serve as a director, the named proxy holders will vote your proxy for such other director candidate or candidates as may be nominated by the Board.

What are the deadlines to nominate directors or to propose other business for consideration at the 2017 Annual Meeting of Stockholders?

  •
  Stockholder Proposals to be Considered for Inclusion in the Company's Proxy Materials

        In order for a stockholder proposal to be eligible to be included in the Company's proxy statement and proxy card for the 2017 Annual Meeting of Stockholders, the proposal must (1) be received by the Company at its principal executive offices, 6300 Lamar Avenue, Overland Park, Kansas 66202, Attn: Secretary, on or before November 4, 2016, and (2) concern a matter that may be properly considered and acted upon at the annual meeting in accordance with applicable laws, regulations and the Company's Bylaws and policies, and must otherwise comply with Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

  •
  Director Nominations and Other Business to be Brought Before the 2017 Annual Meeting of Stockholders

        Notice of any director nomination or the proposal of other business that you intend to present at the 2017 Annual Meeting of Stockholders, but do not intend to have included in the Company's proxy statement and form of proxy relating to the 2017 Annual Meeting of Stockholders, must be received by the Company at its principal executive offices, 6300 Lamar Avenue, Overland Park, Kansas 66202, Attn: Secretary, not earlier than the close of business on December 14, 2016 and not later than the close of business on January 3, 2017. In the event that the date of the 2017 Annual Meeting of Stockholders is more than 30 days before or more than 60 days after the anniversary date of the 2016 Annual Meeting of

Stockholders, the notice must be delivered to the Company not earlier than the 120th day prior to the 2017 Annual Meeting of Stockholders and not later than the later of the 100th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such annual meeting is first made by the Company. In addition, your notice must include the information required by the Company's Bylaws with respect to each director nomination or proposal of other business that you intend to present at the 2017 Annual Meeting of Stockholders.

Where can I find the voting results of the Annual Meeting?

        The Company will publish final voting results of the Annual Meeting in a Current Report on Form 8-K within four business days after the Annual Meeting.

What should I do if I receive more than one set of voting materials?

        You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy or voting instruction cards. For example, if you hold your shares of our Class A common stock in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account. If you are a registered owner and your shares of our Class A common stock are registered in more than one name, you will receive more than one proxy card. Please vote each proxy and voting instruction card that you receive.

What is "householding"?

        In an effort to reduce printing costs and postage fees, the Company has adopted a practice approved by the Securities and Exchange Commission (the "SEC") called "householding." Under this practice, certain stockholders who have the same address and last name will receive only one copy of this Proxy Statement and the Company's Annual Report on Form 10-K, unless one or more of these stockholders notifies the Company that he or she wishes to continue receiving individual copies. Stockholders who participate in householding will continue to receive separate proxy cards.

        If you share an address with another stockholder and received only one copy of this Proxy Statement and the Company's Annual Report on Form 10-K, and you would like to request a separate copy of these materials, or you do not wish to participate in householding in the future, please (1) mail such request to Waddell & Reed Financial, Inc. Attn: Investor Relations Department, 6300 Lamar Avenue, Overland Park, Kansas 66202, or (2) contact our Investor Relations Department toll-free at (800) 532-2757. The Company will promptly deliver a separate copy of this Proxy Statement and the Company's Annual Report on Form 10-K upon receipt of such request. Similarly, stockholders sharing an address that are receiving multiple copies of the Company's proxy materials may request that they receive a single copy of those materials in the future by contacting the Company at the address and phone number above.

What do I need to do now?

        First, read this Proxy Statement carefully. Then, if you are a registered owner of shares of our Class A common stock, you should, as soon as possible, submit your proxy by either executing and timely returning the proxy card or by voting electronically via the Internet or by telephone. If you are the beneficial owner of shares of our Class A common stock held in street name, then you should follow the voting instructions of your broker, bank or other nominee. Your shares will be voted in accordance with the directions you specify. If you submit an executed proxy card to the Company, but fail to specify voting directions, your shares will be voted (1) FOR the approval of the director nominees, (2) FOR the approval, on an advisory basis, of the compensation paid to our named executive officers, as disclosed in this Proxy Statement pursuant to Item 402 of Regulation S-K, (3) FOR the approval of the Amended and Restated Stock Incentive Plan and (4) FOR the ratification of KPMG as the Company's independent registered public accounting firm for the 2016 fiscal year.

Who can help answer my questions?

        If you have questions concerning a proposal or the Annual Meeting, if you would like additional copies of this Proxy Statement or our 2015 Annual Report, or if you need special assistance at the Annual Meeting, please call our Investor Relations office toll free at (800) 532-2757. In addition, information regarding the Annual Meeting is available via the Internet at our website www.waddell.com.

        YOU SHOULD CAREFULLY READ THIS PROXY STATEMENT IN ITS ENTIRETY.    The summary information provided above in "question and answer" format is for your convenience only and is merely a brief description of material information contained in this Proxy Statement.

        YOUR VOTE IS IMPORTANT. IF YOU ARE A REGISTERED OWNER OF SHARES OF OUR CLASS A COMMON STOCK, YOU MAY VOTE BY TELEPHONE, INTERNET OR BY FILLING IN, SIGNING AND DATING THE ENCLOSED PROXY CARD AND TIMELY RETURNING IT IN THE ACCOMPANYING ENVELOPE AS PROMPTLY AS POSSIBLE. IF YOU ARE A BENEFICIAL OWNER OF SHARES OF OUR CLASS A COMMON STOCK, PLEASE FOLLOW THE VOTING INSTRUCTIONS OF YOUR BROKER, BANK OR OTHER NOMINEE PROVIDED WITH THIS PROXY STATEMENT AS PROMPTLY AS POSSIBLE.

 PROPOSALS TO BE VOTED ON AT THE ANNUAL MEETING

PROPOSAL NO. 1
ELECTION OF DIRECTORS

        The Board nominates Henry J. Herrmann and James M. Raines as Class III directors, to hold office for a term of three years, expiring at the close of the 2019 Annual Meeting of Stockholders or until their successors are elected and qualified, or their earlier resignation or removal. The Nominating and Corporate Governance Committee (the "Corporate Governance Committee"), which is comprised of non-employee directors, recommended Messrs. Herrmann and Raines as nominees for director. All of these nominees are current directors of the Company, and each nominee has agreed to be named in this Proxy Statement and to serve as a director of the Company if elected. The Board believes these incumbent directors standing for re-election are well qualified and experienced to direct and oversee the Company's operations and business affairs and will represent the interests of the stockholders as a whole. Biographical information on each of these nominees is included below in "Directors and Executive Officers."

        If any director nominee becomes unavailable for election, which is not anticipated, the named proxy holders will vote for the election of such other person or persons as the Board may nominate, unless the Board resolves to reduce the number of Class III directors to serve on the Board and thereby reduce the number of directors to be elected at the Annual Meeting.

        THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR EACH OF THE DIRECTOR NOMINEES LISTED HEREIN.

 OTHER INFORMATION YOU NEED TO MAKE AN INFORMED DECISION

DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY

Number of Directors and Term of Directors and Executive Officers

        The Company's Bylaws provide that the number of directors will not be less than seven nor more than 15 with the exact number to be fixed by the Board. The Company's Certificate of Incorporation divides the Board into three classes of as equal size as possible, with the terms of each class expiring in consecutive years so that only one class is elected in any given year. Currently, there are eight directors with three directors in Class I, three directors in Class II and two directors in Class III.

        The stockholders of the Company elect successors for directors whose terms have expired at the Company's annual meeting. The Board elects members to fill new membership positions and vacancies in unexpired terms on the Board. Pursuant to the Company's Bylaws, non-employee directors must retire from the Board at the close of the annual meeting of Stockholders following their 79th birthday. Executive officers of the Company are elected by the Board and hold office until their successors are elected and qualified or until their earlier death, retirement, resignation or removal.

Directors and Executive Officers

        The names of the Company's directors and executive officers and their respective current ages and positions are as follows:

Name	Age	Position
Michael L. Avery	62	President*
Brent K. Bloss	47	Senior Vice President, Chief Financial Officer and Treasurer
Thomas W. Butch	59	Executive Vice President and Chief Marketing Officer
Sharilyn S. Gasaway	47	Class I Director
Thomas C. Godlasky	60	Class II Director
Henry J. Herrmann	73	Chief Executive Officer, Chairman of the Board and Class III Director
Wendy J. Hills	45	Senior Vice President, General Counsel, Chief Legal Officer and Secretary
Alan W. Kosloff	75	Lead Independent Director and Class I Director
Dennis E. Logue	71	Class II Director
Michael F. Morrissey	73	Class II Director
James M. Raines	76	Class III Director
Philip J. Sanders	56	Senior Vice President and Chief Investment Officer
John E. Sundeen, Jr.	55	Senior Vice President and Chief Administrative Officer – Investments
Jerry W. Walton	69	Class I Director

*
Mr. Avery will retire from the Company, effective June 30, 2016.

        Below is a description of the backgrounds of the executive officers, directors and nominees for director, including their principal occupation and membership on public or registered investment company boards for the past five years. We have also provided information concerning the particular experience, qualification, attributes and skills that the Corporate Governance Committee and the Board considered relevant to each director and nominee for director that led to the conclusion that he or she should serve as a director.

        Michael L. Avery has been President of the Company since January 2010. Prior thereto, he served as Chief Investment Officer of the Company from June 2005 to February 2011 and as Senior Vice President from June 2005 until January 2010. He has served as Executive Vice President of Waddell & Reed Investment Management Company ("WRIMCO") since June 2005 and served as Chief Investment Officer of WRIMCO and Ivy Investment Management Company ("IICO"), both of which are investment advisor subsidiaries of the Company, from June 2005 to August 2010. Previously, he served as Senior Vice President of WRIMCO from January 1997 to June 2005 and of IICO from April 2003 to June 2005. He is a trustee and Vice President of the Waddell & Reed Advisors Group of Mutual Funds and Ivy Funds Variable Insurance Portfolios and InvestEd Portfolios, all of which are mutual funds advised by WRIMCO. Mr. Avery joined the Company in June 1981 and has served as a mutual fund portfolio manager since 1994.

        Brent K. Bloss has been Senior Vice President, Chief Financial Officer and Treasurer of the Company since March 2014. Prior thereto, Mr. Bloss was Senior Vice President – Finance and Principal Accounting Officer of the Company since July 2007 and Treasurer of the Company since January 2006. Previously, he served as Vice President of the Company from April 2004 to July 2007, as Assistant Treasurer of the Company from January 2002 to January 2006, and as Assistant Vice President from January 2002 to April 2004. From September 1995 to December 2001, he served in various roles in the audit practice of KPMG. Mr. Bloss joined the Company in January 2002.

        Thomas W. Butch has been Executive Vice President of the Company since January 2010 and Chief Marketing Officer of the Company since joining the Company in November 1999. Prior thereto, he served as Senior Vice President from November 1999 until January 2010. He has served as President of Waddell & Reed, Inc. ("WRI"), a broker-dealer subsidiary of the Company, since March 2005 and as Chief Marketing Officer thereof since March 2002. Previously, he served as Executive Vice President of WRI from January 2000 to March 2005. He has served as Senior Vice President and Chief Marketing Officer of IICO since December 2002 and as Chairman, Chief Executive Officer and President of Ivy Funds Distributor, Inc., a broker-dealer subsidiary of the Company, since March 2003. Prior to joining the Company, he was associated with Stein Roe & Farnham, Inc., Chicago, Illinois, an investment firm where he served in various positions from 1994 to 1999, including President of Mutual Funds and Senior Vice President of Marketing. Previously, he was a First Vice President at Mellon Financial Corporation where he served for 13 years.

        Sharilyn S. Gasaway.    Ms. Gasaway has been a director of the Company since July 2010. She has served as a director of Genesis Energy, L.P., a Houston, Texas diversified midstream energy master limited partnership, since March 2010 and of J.B. Hunt Transport Services, Inc., a transportation logistics company in Lowell, Arkansas, since February 2009. From February 2006 to January 2009, she served as Executive Vice President and Chief Financial Officer of Alltel Corporation ("Alltel"), a U.S. wireless telecommunications network operator, acquired by Verizon Wireless in 2009. She served as Corporate Controller of Alltel from May 2002 to February 2006 and as Controller of Alltel Communications, Inc., a subsidiary of Alltel, from April 1999 to May 2002. Prior thereto, she served as Audit Manager of the former independent registered public accounting firm Arthur Andersen LLP from 1992 to April 1999. Ms. Gasaway's term on the Board expires in 2017.

        As the former Executive Vice President and Chief Financial Officer of a Fortune 500 company, Ms. Gasaway has extensive experience in the areas of capital markets, budgeting and forecasting, strategic planning, internal audit, tax and auditing with respect to complex business operations and transactions. As a result, she brings to the Board a breadth of knowledge regarding the financial and accounting functions of the Company's operations, as well as with respect to the Company's financial controls, financial reporting and disclosure, balance sheet management, integration of acquisitions, and accounting. Ms. Gasaway's experience serving as a director for companies within the oil and gas and transportation industries provides her with a diverse perspective on Board-related matters. She has been a Certified Public Accountant since 1993.

        Thomas C. Godlasky.    Mr. Godlasky has been a director of the Company since July 2010. Mr. Godlasky served as Chief Executive Officer of Aviva North America, Aviva plc's life insurance and annuity business in the U.S. and its property and casualty business in Canada, from July 2007 to March 2010. Mr. Godlasky also served in the dual position as Chief Executive Officer and President of Aviva USA from November 2006 to November 2009. Prior thereto, Mr. Godlasky served as Chairman of the Board, Chief Executive Officer and President of AmerUs Group, Des Moines, Iowa, a life insurance and annuity business, which was acquired by Aviva plc in 2006, from November 2005 to November 2006 and as President and Chief Operating Officer from November 2003 to November 2006. He also served as a director of AmerUs Group from November 2003 until November 2006, whereupon he joined the Aviva USA Board of Directors until March 2010. Mr. Godlasky earned the Chartered Financial Analyst designation in 1992. Mr. Godlasky's term on the Board expires in 2018.

        Mr. Godlasky's service as the Chairman and Chief Executive Officer of AmerUs Group, a leading U.S. producer of annuity and life insurance products, provides him with valuable insights on running a complex financial services company with diverse operations and products. He has experience in a number of areas that are critical to the Company, including mergers and acquisitions, information and technology, risk management, long-range strategic planning, expertise in the types of products we offer to our clients and the importance of close cooperation with our regulators. Mr. Godlasky brings strong leadership skills and a valuable perspective on global financial, operational and strategic matters to the Board, as well as maintains a deep understanding of the challenges of operating in a highly regulated industry such as ours.

        Henry J. Herrmann has been Chairman of the Board since January 2010, Chief Executive Officer of the Company since May 2005 and a Director since March 1998. Previously, he served as President of the Company from March 1998 to May 2005 and as Chief Investment Officer from March 1987 to June 2005. He is also a trustee and President of the Waddell & Reed Advisors Group of Mutual Funds, Ivy Funds, Ivy Funds Variable Insurance Portfolios and InvestEd Portfolios, all of which are mutual funds managed by the Company. Mr. Herrmann has also served as a director of Blue Cross Blue Shield of Kansas City, a Kansas City, Missouri health insurance company, since 2007 and of the United Way of Greater Kansas City, the local Kansas City, Missouri office of United Way, a global leadership and support organization for community-based non-profit organizations, since June 2007. He joined the Company in March 1971 and earned the Chartered Financial Analyst designation in 1977. Mr. Herrmann is a nominee for director.

        Mr. Herrmann has over 50 years of experience in the financial services industry and is widely regarded as a distinguished leader in the asset management industry. Mr. Herrmann celebrated his 44th anniversary with the Company in 2015. As Chairman of the Board, Chief Executive Officer and trustee of the Company's mutual fund boards, he is a critical link between management and the Board, and brings to the Board an incomparable knowledge of, and experience with, the Company and its business, as well as valuable leadership and management experience. Mr. Herrmann's oversight of all Company operations and his experience in investment management, annual and long-term business planning, the negotiation and integration of acquisitions, and risk management is an indispensable contribution to the Board.

        Wendy J. Hills has been Senior Vice President, General Counsel and Chief Legal Officer of the Company since February 2014 and Secretary of the Company since April 2005. Prior thereto, she served as Vice President and Associate General Counsel of the Company from April 2005 to February 2014, as Assistant General Counsel from April 2002 to April 2005, and as Assistant Secretary from April 2000 to April 2005. From June 1998 to April 2000, she served as the Compliance Officer of WRIMCO. Prior to joining the Company in June 1998, Ms. Hills was associated with the law firm of Klenda, Mitchell, Austerman and Zuercher LLC, in Wichita, Kansas.

        Alan W. Kosloff has been a Director of the Company since January 2003 and Lead Independent Director since January 2010. Prior thereto, he served as Chairman of the Board from May 2005 through December 2009. He has served as Chairman of Kosloff & Partners, LLC, Kansas City, Missouri, a consulting and investment firm since April 1996. Previously, he served as Chairman of Jones & Mitchell, Olathe, Kansas, an imprinted and licensed sportswear company from October 1997 to March 2005 and as Chairman, Chief Executive Officer and President of American Marketing Industries, Inc., Kansas City, Missouri, an apparel manufacturing, distribution and marketing firm from 1976 to 1995. Mr. Kosloff's term on the Board expires in 2017.

        Mr. Kosloff has over 40 years of experience in executive management, investment, sales and marketing roles, including as President and Chief Executive Officer of American Marketing Industries, Inc. and founder of Kosloff & Partners, LLC. Mr. Kosloff provides the Board the benefit of his substantial financial, management and operational expertise, including with respect to marketing and distribution efforts, corporate governance, strategic planning and corporate strategy. As Lead Independent Director, Mr. Kosloff has offered valuable insights with respect to strategic planning, executive succession planning and executive development, corporate governance and stockholder communications.

        Dennis E. Logue has been a Director of the Company since January 2002. He has served as Chairman of the Board of Ledyard Financial Group, Inc., a bank holding company located in Hanover, New Hampshire, since August 2005. Additionally, Mr. Logue has served as an Emeritus Professor of Management at the Amos Tuck School, Dartmouth College since August 2005. He served as Dean of the Michael F. Price College of Business at the University of Oklahoma from July 2001 to September 2005. Prior thereto, Mr. Logue held numerous business-oriented professorships, most recently at the Amos Tuck School, Dartmouth College from July 1974 to June 2001. He has also worked as a consultant and expert witness on various financial matters since 1974. Mr. Logue has served as a director of Abraxas Petroleum Corporation, San Antonio, Texas, a natural gas and crude oil exploration, development and production company since April 2003 and of ALCO Stores, Inc., Dallas, Texas, a general merchandise retailer from May 2005 through September 2014. Mr. Logue's term on the Board expires in 2018.

        Mr. Logue is highly accomplished in the field of business management and financial academia, having taught in the areas of managerial economics and finance, corporate governance, financial markets and international finance for 43 years and published over 90 books and articles in the areas of economics, pension plans, corporate and international finance, and capital markets. His past leadership roles in the academic world allow him to bring a wide range of experience and new insights to his service on the Board. As a founding director of Ledyard National Bank, Mr. Logue also has substantial expertise in the areas of the financial services industry, executive management and operations.

        Michael F. Morrissey.    Mr. Morrissey has been a director of the Company since July 2010. He has been a director of Ferrellgas Partners, L.P., a propane gas marketing and distribution company in Overland Park, Kansas since 1999. He was a director of Westar Energy, Inc., an electric service company based in Topeka, Kansas from 2003 through May 2015. Mr. Morrissey retired in September 1999 after serving 24 years, including 17 years as a partner, with Ernst & Young LLP, an auditing and financial services firm. Prior thereto, Mr. Morrissey worked for five years for another major accounting firm and six years for a motor truck manufacturer. Mr. Morrissey has been a Certified Public Accountant since 1972. Mr. Morrissey has also served as a director of Blue Cross Blue Shield of Kansas City, a Kansas City, Missouri health insurance company, since 2006; of J.E. Dunn Construction Group, Inc., a private construction business located in Kansas City, Missouri, since 2000; of Balance Innovations, Inc., an office management technology company located in Lenexa, Kansas, since 2008; and a special advisor to the audit committee of the Dairy Farmers of America, a farmer-owned milk marketing cooperative located in Kansas City, Missouri from 2000 through August 2014. Mr. Morrissey also serves as a director or trustee for numerous non-profit, civic, and charitable organizations. Mr. Morrissey's term on the Board expires in 2018.

        Mr. Morrissey's qualifications to serve as a director include his substantial experience as the Chairman or member of the audit committee of other public companies, his many years of experience as an audit partner of a major accounting firm, and his extensive experience as a director of other large companies, both public and private. Mr. Morrissey brings to the Board significant audit and accounting expertise and a deep understanding of financial statements, corporate finance, risk management and internal audit functions. Mr. Morrissey's knowledge and experience gained as a board member of various public and private companies, as well as not-for profit, civic and charitable organizations provide the Board with a wide range of experience and insights regarding Board actions. Mr. Morrissey is also a Certified Public Accountant (retired).

        James M. Raines has been a Director of the Company since July 1998. He has served as President of James M. Raines and Company, San Antonio, Texas, an investment banking firm since September 1988 and served as a director of Clear Channel Outdoor Holdings, Inc., a San Antonio, Texas outdoor advertising company from November 2005 to May 2010. Mr. Raines is a nominee for director.

        Mr. Raines' 29 years of experience in the investment banking business gives him valuable perspectives on financial and strategic matters, as well as expertise in capital markets and securities distribution. He has provided investment banking and financial advisory services, including with respect to merger and acquisition and capital raising functions, for numerous public and private companies covering a diverse range of businesses, which provides him with a broad perspective that is an asset to the Board. Additionally, Mr. Raines' tenure on the Board provides him with an important depth of knowledge regarding the Company's business, strategy and culture. His experience in investment banking has been particularly useful when the Board considers its capital and liquidity needs and potential acquisitions.

        Philip J. Sanders has been Senior Vice President and Chief Investment Officer of the Company since February 2011. He has served as Chief Investment Officer of WRIMCO and IICO since August 2010, as Senior Vice President of WRIMCO since July 2000 and as Senior Vice President of IICO since April 2003. Prior thereto, he served as Vice President of WRIMCO from January 1999 to July 2000. He is also a Vice President of the Waddell & Reed Advisors Group of Mutual Funds, Ivy Funds and Ivy Funds Variable Insurance Portfolios, all of which are mutual funds managed by the Company. Mr. Sanders joined the Company as a mutual fund portfolio manager in August 1998.

        John E. Sundeen, Jr.    has been Senior Vice President of the Company since July 1999 and Chief Administrative Officer – Investments since January 2006. Previously, he served as Chief Financial Officer from July 1999 to June 2004 and as Treasurer of the Company from July 1999 to January 2006. He has served as Executive Vice President and Chief Administrative Officer of WRIMCO and of IICO since June 2004. Previously, he served as Senior Vice President of WRIMCO from January 1996 to June 2004 and as Head of Fixed Income within the Investment Management Division thereof from January 1994 to June 1999. Mr. Sundeen joined the Company in June 1983.

        Jerry W. Walton has been a Director of the Company since April 2000. Mr. Walton currently serves as a business consultant to Hunt Ventures, a group of private companies located in Rogers, Arkansas. Mr. Walton served as Executive Vice President of Finance and Administration and Chief Financial Officer of J.B. Hunt Transport Services, Inc., a transportation provider in Lowell, Arkansas, from October 1991 until September 2009. Prior thereto, Mr. Walton served as a managing partner and a tax partner with KPMG, with whom he had been employed since 1968. Mr. Walton's term on the Board expires in 2017.

        Mr. Walton brings extensive financial, operational and executive management expertise to the Board having served as the Executive Vice President and Chief Financial Officer of J.B. Hunt Transport Services, Inc., one of the largest transportation logistics companies in North America. Mr. Walton also has significant public accounting experience, including in the areas of accounting, finance and tax, and direct experience in the areas of information and technology services, treasury functions, real estate, human resources and risk management. As a long-time director, Mr. Walton offers a breadth of knowledge about issues affecting the Company and its industry, as well as with respect to its financial statements, balance sheet management, budgeting process and executive compensation. Mr. Walton is also a Certified Public Accountant (retired).

        There are no family relationships among any of the Company's executive officers, directors or nominees for director.

Security Ownership of Management

        The following table reflects information regarding beneficial ownership of the Company's Class A common stock by each of its current directors (including all nominees for director), the current named executive officers set forth in the Summary Compensation Table and all other executive officers, and by all such persons as a group, as of February 17, 2016. Unless otherwise indicated in the footnotes below, "beneficially owned" means the sole power to vote or direct the voting of a security and the sole power to dispose or direct the disposition of a security.

Name of Beneficial Owner	Number of Shares Beneficially Owned Directly (1)(2)	Number of Shares Beneficially Owned Indirectly (3)(4)	Percent of Class
Michael L. Avery	197,466	0	*
Brent K. Bloss	147,854	0	*
Thomas W. Butch	248	458,138	*
Sharilyn S. Gasaway	25,773	0	*
Thomas C. Godlasky	25,773	0	*
Henry J. Herrmann	0	1,219,147	1.5%
Wendy J. Hills	116,830	0	*
Alan W. Kosloff	86,568	0	*
Dennis E. Logue	55,542	0	*
Michael F. Morrissey	0	25,773	*
James M. Raines	16,442	0	*
Philip J. Sanders	305,105	0	*
John E. Sundeen, Jr.	266,062	0	*
Jerry W. Walton	75,136	0	*
All Directors, Nominees and Executive Officers as a group (14 persons)	1,318,799	1,703,058	3.7%

*
Denotes less than 1%.

(1)
Includes 917 shares pledged by Mr. Raines.

(2)
Includes unvested shares of restricted Class A common stock granted under the Waddell & Reed Financial, Inc. 1998 Stock Incentive Plan, as amended and restated (the "Stock Incentive Plan") for Ms. Gasaway, Ms. Hills and Messrs. Avery, Bloss, Godlasky, Kosloff, Logue, Raines, Sanders, Sundeen and Walton of 9,390, 109,999, 103,332, 118,332, 9,390, 15,586, 9,390, 9,390, 135,000, 71,999 and 9,390 shares, respectively.

(3)
Indirect beneficial ownership includes shares owned by the director or executive officer (a) as beneficiary or trustee of a personal trust or immediate family member's trust or (b) by a spouse as trustee or beneficiary of a trust. Indirect beneficial ownership excludes all shares of the unitized stock fund held in the Company 401(k) and Thrift Plan account of Mr. Butch.

(4)
For Messrs. Butch, Herrmann and Morrissey, indirect beneficial ownership includes 161,666, 231,666 and 9,390 shares, respectively, of unvested restricted stock, all of which are owned by their personal trusts.

 CORPORATE GOVERNANCE

        We believe that good corporate governance helps to ensure that the Company is managed for the long-term benefit of our stockholders, and we continually review and consider our corporate governance policies and practices, the SEC's corporate governance rules and regulations, and the corporate governance listing standards of the NYSE, the stock exchange on which our Class A common stock is traded.

        You can access and print the charters of our Audit Committee, Compensation Committee and Corporate Governance Committee, as well as our Corporate Governance Guidelines, Corporate Code of Business Conduct and Ethics, Whistleblower Policy and other Company policies and procedures required by applicable law, regulation or NYSE corporate governance listing standards on the "Corporate Governance" link in the dropdown menu on the "Our Firm" tab of the "Investor Relations" section of our website at www.waddell.com.

Director Independence

        The Board is composed of a majority of directors who satisfy the criteria for independence under the NYSE corporate governance listing standards. In determining independence, each year the Board affirmatively determines, among other items, whether the directors have any direct or indirect material relationship with the Company or any of its subsidiaries pursuant to the NYSE corporate governance listing standards. When assessing the "materiality" of a director's relationship with the Company, if any, the Board considers all relevant facts and circumstances, not merely from the director's standpoint, but from that of the persons or organizations with which the director has an affiliation. Material relationships can include commercial, banking, industrial, consulting, legal, accounting, charitable and familial relationships. The Board also considers any other relationship that could interfere with the exercise of independence or judgment in carrying out the duties of a director.

        Applying these independence standards, the Board determined that Sharilyn S. Gasaway, Thomas C. Godlasky, Alan W. Kosloff, Dennis E. Logue, Michael F. Morrissey, James M. Raines and Jerry W. Walton are all independent directors.

        After due consideration, the Board has determined that none of these non-employee directors have a material relationship with the Company or any of its subsidiaries (either directly or indirectly as a partner, stockholder or officer of an organization that has a relationship with the Company or any of its subsidiaries) and they all meet the criteria for independence under the NYSE corporate governance listing standards.

Board Composition and Director Qualifications

        The Corporate Governance Committee periodically assesses the appropriate size and composition of the Board, and whether any vacancies on the Board are expected. In the event that vacancies are anticipated or otherwise arise, the Corporate Governance Committee will review and assess potential director candidates. The Corporate Governance Committee utilizes various methods for identifying and evaluating candidates for director. Candidates may come to the attention of the Corporate Governance Committee through recommendations of Board members, management, stockholders or professional search firms. Generally, director candidates should, at a minimum:

  •
  Possess relevant business and financial expertise and experience, including an understanding of financial statements;

  •
  Have the highest character and integrity and a reputation for working constructively with others;

  •
  Have sufficient time to devote to Board meetings and consultation on Board matters; and

  •
  Be free of conflicts of interest that violate applicable law or interfere with director performance.

        In addition, the Corporate Governance Committee will consider for recommendation director candidates who possess the following qualities and skills, among others:

  •
  The capacity and desire to represent the interests of the Company's stockholders as a whole and not primarily a special interest group or constituency;

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  Diverse backgrounds with respect to business experience, professional expertise, individual perspectives, gender and ethnicity that support Board dynamics and effectiveness;

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  High level of leadership experience and sound business judgment;

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  Highly accomplished in their respective field, with superior credentials and recognition;

  •
  The ability to contribute to the mix of skills, core competencies, diversity and qualifications of the Board through notable or significant achievements or expertise in one or more of the following areas: accounting and finance, mergers and acquisitions, investment management, law, financial academia, strategic planning and executive leadership development;

  •
  Service as a senior officer of, or a trusted advisor to senior management of, a publicly-held company; and

  •
  Knowledge of the critical aspects of the Company's business and operations.

        The director qualifications above are general in nature and may be modified by the Board or the Corporate Governance Committee from time to time as the Board or the Corporate Governance Committee deems appropriate.

        In considering candidates for director nominee, the Corporate Governance Committee generally assembles all information regarding a candidate's background and qualifications, evaluates a candidate's mix of skills and qualifications, and determines the contribution the candidate could be expected to make to the overall functioning of the Board. The Board seeks independent directors who represent a diverse mix of perspectives, backgrounds and experiences that will enhance the quality of the Board's deliberations and decisions. The Corporate Governance Committee does not have a separate policy regarding gender, ethnicity or other similar diversity criteria in identifying candidates for director nominee, but rather evaluates diversity in a broad sense, recognizing the benefits of gender and ethnic diversity, but also considering the breadth of perspectives, backgrounds and experiences that directors and candidates for director nominee may bring to the Board. In its assessment of the Board's composition as a whole, the Corporate Governance Committee considers whether the Board reflects the appropriate overall balance of independence, sound judgment, business specialization, technical skills, diversity and other desired qualities.

Director Resignation Policy

        Our Corporate Governance Guidelines include a Director Resignation Policy pursuant to which any director nominee in an uncontested election who receives a greater number of "withheld" votes than "for" votes will, within five business days following the certification of the stockholder vote, tender his or her resignation to the Chairman of the Board for consideration by the Board. A director whose resignation is under consideration shall abstain from participating in any recommendation or decision regarding that resignation.

        The Board will promptly make a determination whether to accept, reject or otherwise act with respect to the tendered resignation. In making this determination, the Board may consider all factors that it deems relevant, including the underlying reasons why stockholders "withheld" votes for election from such director (if ascertainable), the length of service and qualifications of the director whose resignation has been tendered, the director's contributions to the Company, whether by accepting such resignation the Company will no longer be in compliance with any applicable law, rule, regulation or governing document, and whether or not accepting the resignation is in the best interests of the Company and its stockholders. The Board may also consider a range of possible alternatives concerning the director's tendered resignation, including acceptance of the resignation, rejection of the resignation, or rejection of the resignation coupled with a commitment to seek to address and cure the underlying reasons reasonably believed by the Board to have substantially resulted in the "withheld" votes.

        The Board shall act on the tendered resignation and shall publicly disclose its decision regarding the resignation within 120 days after the results of the election are certified. If the Board does not accept the resignation, the director shall continue to serve until the end of his or her term and until the director's successor is elected and qualified, or until his or her earlier resignation or removal.

Director Recommendations by Stockholders

        In addition to recommendations from Board members, management or professional search firms, the Corporate Governance Committee will consider director candidates properly submitted by stockholders who individually or as a group have beneficially owned at least two percent of the outstanding shares of the Company's Class A common stock for at least one year prior to the date the recommendation is submitted. The manner in which the Corporate Governance Committee evaluates candidates recommended by stockholders is generally the same as any other candidate, although the Corporate Governance Committee will also seek and consider information concerning any relationship between a stockholder recommending a candidate and the candidate to determine whether the candidate will represent the interests of all stockholders.

        Stockholders must submit director candidate recommendations in writing by certified mail to the Company's Secretary not less than 120 days prior to the first anniversary of the date of the proxy statement relating to the Company's previous annual meeting. Accordingly, for the 2017 Annual Meeting of Stockholders, director candidates must be submitted to the Company's Secretary by October 29, 2016. Director candidates submitted by stockholders must contain at least the following information:

  •
  The name and address of the recommending stockholder;

  •
  The number of shares of the Company's Class A common stock beneficially owned by the recommending stockholder and the dates such shares were acquired;

  •
  The name, age, business address and residence of the candidate;

  •
  The principal occupation or employment of the candidate for the past five years;

  •
  A description of the candidate's qualifications to serve as a director, including financial expertise, and why the candidate does or does not qualify as "independent" under the NYSE corporate governance listing standards;

  •
  The number of shares of the Company's Class A common stock beneficially owned by the candidate, if any; and

  •
  A description of the arrangements or understandings between the recommending stockholder and the candidate, if any, or any other person pursuant to which the recommending stockholder is making the recommendation.

        In addition, the recommending stockholder and the candidate must submit, with the recommendation, a signed statement agreeing and acknowledging that:

  •
  The candidate consents to being a director candidate and, if nominated and elected, he/she will serve as a director representing all of the Company's stockholders in accordance with applicable laws and the Company's Certificate of Incorporation and Bylaws;

  •
  The candidate, if elected, will comply with the Company's Corporate Governance Guidelines and any other applicable rule, regulation, policy or standard of conduct applicable to the Board and its individual members;

  •
  The recommending stockholder will maintain beneficial ownership of at least two percent of the Company's issued and outstanding Class A common stock through the date of the annual meeting for which the candidate is being recommended for nomination and that, upon such candidate's nomination and election to the Board, the recommending stockholder intends to maintain such ownership throughout the candidate's term as director; and

  •
  The recommending stockholder and the candidate will promptly provide any additional information requested by the Corporate Governance Committee and/or the Board to assist in the consideration of the candidate, including a completed and signed Questionnaire for Directors and Officers on the Company's standard form and an interview with the Corporate Governance Committee or its representative.

        For a complete list of the information that must be included in director recommendations submitted by stockholders, please see the "Policy Regarding Director Recommendations By Stockholders" by clicking on the "Corporate Governance" link in the dropdown menu on the "Our Firm" tab of the "Investor Relations" section of our website at www.waddell.com. The Corporate Governance Committee will consider all director candidates submitted through its established processes, and will evaluate each of them, including incumbents, based on the same criteria. However, the Corporate Governance Committee may prefer incumbent directors and director candidates who they know personally or that have relevant industry experience and in-depth knowledge of the Company's business and operations.

        The policies and procedures above are intended to provide flexible guidelines for the effective functioning of the Company's director nomination process. The Board intends to review these policies and procedures periodically and anticipates that modifications may be necessary from time to time as the Company's needs and circumstances change.

Communications with the Board

        Stockholders and all other interested parties may communicate with the Board, Board committees, the independent or non-employee directors, each as a group, and individual directors by submitting their communications in writing to the attention of the Company's Secretary. All communications must identify the recipient, the author, state whether the author is a stockholder of the Company, and be forwarded to the following address:

Waddell & Reed Financial, Inc.
6300 Lamar Avenue
Overland Park, KS 66202
Attn: Secretary

        The directors of the Company, including the non-employee directors, have directed the Secretary not to forward to the intended recipient any communications that are reasonably determined in good faith by the Secretary to relate to improper or irrelevant topics or are substantially incomplete.

Board Meetings

        The Board held five meetings during the 2015 fiscal year. All directors attended at least 75% of the Board meetings. The Company has adopted a Director Attendance Policy to stress the importance of attendance, director preparedness, and active and effective participation at Board, Board committee and stockholder meetings. All of the directors attended the 2015 Annual Meeting of Stockholders other than Mr. Morrissey, who was unable to attend due to illness.

        Additionally, the non-employee/independent directors held four executive sessions with Mr. Alan W. Kosloff serving as chairman of each of these executive sessions.

Board Leadership Structure and Role in Risk Oversight

        The Board believes that it should have the flexibility to make determinations as to whether the same individual should serve as both the Chief Executive Officer and the Chairman of the Board, taking into account changing needs and circumstances of both the Company and the Board over time. In determining the appropriate leadership structure, the Board considers, among other things, the current composition of the Board, the role of the Lead Independent Director, and challenges and opportunities specific to the Company. In prior years, the Company has had the same and different individuals serving as its Chief Executive Officer and Chairman of the Board at different points in time. Currently, Mr. Herrmann serves as the Company's Chief Executive Officer and Chairman of the Board, while Mr. Kosloff, an independent director, serves as our Lead Independent Director. The Board believes that its current leadership structure is appropriate given the efficiencies of having a single individual fulfill both roles, the benefit of having a single source of leadership and authority for the Board, and Mr. Herrmann's extensive experience as a leader in the asset management industry and intimate knowledge of the Company's strategy and daily operations. Mr. Herrmann consults with Mr. Kosloff, as Lead Independent Director, on Board matters and issues facing the Company. Mr. Kosloff serves as the principal liaison between the Chairman of the Board and the independent directors, advises the Chairman of the Board with respect to agenda items, and presides over executive sessions of the non-employee/independent directors at regularly scheduled Board meetings, as well as presides over Board meetings in the event the Chairman of the Board is unable to attend.

        The Board's oversight responsibility with respect to risk management is primarily discharged through the Audit Committee. Pursuant to applicable NYSE rules, the Audit Committee's charter addresses the duties and responsibilities of the Audit Committee to review with management the Company's risk assessment and risk management policies, including steps taken to mitigate such risks. The Audit Committee's risk oversight responsibilities are principally addressed through a comprehensive enterprise risk assessment conducted and prepared by the head of our Internal Audit Department, who, along with senior management, is responsible for the identification and assessment of internal and external risks that could materially impact the Company's operations, monitoring identified risks and taking appropriate steps to mitigate such risks. Specifically, the head of our Internal Audit Department leads an annual comprehensive enterprise risk assessment, which is based on input from the Company's Risk Assessment Committee, comprised of division heads and members of senior management, and uses an established risk management framework to identify and characterize various risks based on the significance of their potential impact on the Company's operations and reputation and the likelihood of occurrence. Such risks include internal and external financial, operational, strategic, technological, market, legal and regulatory risks. The Audit Committee reviews and discusses the Company's risk assessment and risk management policies annually. The head of Internal Audit and the external auditor provide regular reports to the Audit Committee regarding the internal and external audit plans and the results of on-going audits, as well as a report on Sarbanes-Oxley compliance. To ensure candid and complete reporting, the Audit Committee meets in separate executive sessions with management, the head of our Internal Audit Department and the external auditors at least twice annually.

        Each standing committee, including the Audit Committee, reports its actions to the full Board at least annually and the Board receives financial and operational reports from senior management, including updates regarding legal, regulatory and compliance matters from the General Counsel, at each meeting, which enables coordination of the risk oversight function. The risk oversight function is also supported by our Chief Executive Officer and Chairman of the Board, whose industry leadership, tenure and experience provide a deep understanding of the risks that the Company faces. Collectively, these processes are intended to provide the Board as a whole with an in-depth understanding of risks faced by the Company and enables the Board to provide direction to the Audit Committee and senior management with respect to its approach to identifying, assessing, monitoring and mitigating material risks. The Board believes that the combination of a single Chairman of the Board and Chief Executive Officer, who has an integral role in our day-to-day risk management processes, a Lead Independent Director, the Audit Committee, and an experienced senior management team provide the appropriate leadership to assist in effective risk oversight by the Board.

Risk Analysis of Compensation Policies and Practices

        The Compensation Committee assessed, with the assistance of management, the Company's compensation policies and practices to determine whether these policies and practices create risks that are reasonably likely to have a material adverse effect on the Company.

        This assessment included a review of the Company's executive and broad-based employee compensation programs, the identification of potential risks that could result from such policies and practices, the identification of factors and controls that mitigate those risks, and an analysis of the potential risks against mitigating factors and controls and the Company's business strategies and objectives. Based on this assessment, the Compensation Committee concluded that our compensation policies and practices do not create risks that are reasonably likely to have a material adverse effect on the Company. In its assessment and conclusion, the Compensation Committee considered the following design features, among others:

  •
  Overall compensation levels are competitive with the market.

  •
  The use of multiple financial performance measures that are quantifiable and measurable.

  •
  The use of performance goals that are reasonable in light of past performance and market conditions.

  •
  Oversight by a Compensation Committee comprised of independent, non-employee directors with the ability to use negative discretion in determining compensation levels.

  •
  The use of long-term equity incentive awards, which comprise a significant portion of total annual incentive compensation and is paid in the form of restricted stock that typically vests over a four-year period, and our stock ownership requirements align the long-term interests of our executive officers with those of our stockholders.

  •
  The ability of management to exercise discretion to reduce payouts, including in connection with extraordinary or unanticipated events.

  •
  Multiple internal controls and approval processes intended to prevent manipulation of performance.

2015 Audit, Compensation and Corporate Governance Committees

        The Board has an Audit Committee, a Compensation Committee and a Corporate Governance Committee. Committee members are elected annually by the Board and serve until their successors are elected and qualified or until their earlier death, retirement, resignation or removal. The functions of each committee are described in detail in its respective charter, which is available on the "Corporate Governance" page under the "Our Firm" tab on the "Investor Relations" section of the Company's website at www.waddell.com.

        For 2015, upon the recommendation of the Corporate Governance Committee, the Board appointed the following members to serve on these committees:

  •
  Audit Committee, comprised of Sharilyn S. Gasaway, Dennis E. Logue, Michael F. Morrissey and Jerry W. Walton. Mr. Morrissey served as Chairman of the Audit Committee in 2015.

  •
  Compensation Committee, comprised of Alan W. Kosloff, Michael F. Morrissey, James M. Raines and Jerry W. Walton. Mr. Walton served as Chairman of the Compensation Committee in 2015.

  •
  Corporate Governance Committee, comprised of Sharilyn S. Gasaway, Thomas C. Godlasky, Alan W. Kosloff, Dennis E. Logue, Michael F. Morrissey, James M. Raines and Jerry W. Walton. Mr. Kosloff served as Chairman of the Corporate Governance Committee in 2015.

        Additionally, as Lead Independent Director, Mr. Kosloff served as an advisory member of the Audit Committee.

        Audit Committee.    The Audit Committee (1) appoints, terminates, retains, compensates and oversees the work of the independent registered public accounting firm, (2) pre-approves all audit, review and attest services and permitted non-audit services provided by the independent registered public accounting firm, (3) oversees the performance of the Company's internal audit function, (4) evaluates the qualifications, performance and independence of the independent registered public accounting firm, (5) reviews external and internal audit reports and management's responses thereto, (6) oversees the integrity of the financial reporting process, system of internal accounting controls, and financial statements and reports of the Company, (7) oversees the Company's compliance with legal and regulatory requirements, (8) reviews the Company's annual and quarterly financial statements, including disclosures made in "Management's Discussion and Analysis of Financial Condition and Results of Operations" set forth in periodic reports filed with the SEC, (9) discusses with management earnings press releases, (10) meets with management, the internal auditors, the independent auditors and the Board, (11) provides the Board with information and materials as it deems necessary to make the Board aware of significant financial, accounting and internal control matters of the Company, (12) oversees the receipt, investigation, resolution and retention of all complaints submitted under the Company's Whistleblower Policy, (13) produces an annual report for inclusion in the Company's proxy statement, and (14) otherwise complies with its responsibilities and duties as stated in the Company's Audit Committee Charter.

        The Board has determined that all four members of the Audit Committee satisfy the independence and other requirements for audit committee membership of the NYSE corporate governance listing standards and SEC requirements. The Board has also determined that Ms. Gasaway and Messrs. Logue, Morrissey and Walton are audit committee financial experts as defined by the SEC. The Board determined that these members acquired the attributes of an audit committee financial expert through their experience in preparing, auditing, analyzing or evaluating financial statements containing accounting issues as generally complex as the Company's financial statements; actively supervising one or more persons engaged in such activities; and their experience of overseeing or assessing the performance of companies and public accountants with respect to the preparation, auditing or evaluation of financial statements. In 2015, the Audit Committee met six times. All of the members attended at least 75% of the Audit Committee meetings. For additional information concerning the Audit Committee, see "Audit Committee Report" below.

        Compensation Committee.    The Compensation Committee (1) determines and approves the compensation of the Company's executive officers, including the Chief Executive Officer, (2) reviews and approves the annual performance goals and objectives and rewards outstanding performance of the Company's executive officers, including the Chief Executive Officer, (3) establishes and certifies the achievement of performance goals, (4) oversees the Company's incentive compensation and other equity-based compensation plans, (5) reviews and approves compensation recommendations for the Company's non-employee directors, (6) assesses the adequacy and competitiveness of the Company's executive and director compensation programs, (7) reviews and discusses with management the "Compensation Discussion & Analysis" and recommends whether such analysis should be included in the Company's proxy statement filed with the SEC, (8) produces an annual report on executive compensation for inclusion in the Company's proxy statement, and (9) otherwise complies with its responsibilities and duties as stated in the Company's Compensation Committee Charter.

        The agenda for meetings of the Compensation Committee is determined by its Chairman with the assistance of the Chairman of the Board and the Company's Secretary. Compensation Committee

meetings are regularly attended by several of the Company's officers, including the Chief Executive Officer. Independent advisors and the Company's legal, accounting and human resources departments support the Compensation Committee in fulfilling its responsibilities. The Compensation Committee has sole authority under its charter to retain, compensate and terminate independent advisors as it deems necessary to assist in the fulfillment of its responsibilities. For more detail on the Compensation Committee, including its role, see "Compensation Discussion & Analysis" and "Compensation Committee Report" below.

        None of the individuals serving on the Compensation Committee has ever been an officer or employee of the Company. The Board has determined that all of the members of the Compensation Committee satisfy the independence requirements of the NYSE corporate governance listing standards and SEC requirements. Additionally, all of the members of the Compensation Committee qualify as "non-employee directors" for purposes of SEC requirements, and as "outside directors" for purposes of Section 162(m) of the Internal Revenue Code ("IRC Section 162(m)").

        The Compensation Committee met four times in 2015 to discuss, among other items, the salaries, incentive compensation and other compensation of the executive officers and other key employees of the Company, including the Chief Executive Officer and Chairman of the Board. All of the members attended at least 75% of the Compensation Committee meetings.

        Corporate Governance Committee.    The Corporate Governance Committee (1) annually reviews the Company's Corporate Governance Guidelines, (2) assists the Board in identifying, screening and recruiting qualified individuals to become Board members, (3) proposes nominations for Board membership and committee membership, (4) assesses the composition of the Board and its committees, (5) oversees the performance of the Board and committees thereof, and (6) otherwise complies with its responsibilities and duties as stated in the Company's Corporate Governance Committee Charter.

        The Board has determined that all of the members of the Corporate Governance Committee satisfy the independence requirements of the NYSE corporate governance listing standards. The Corporate Governance Committee met two times in 2015. All of the members attended at least 75% of the Corporate Governance Committee meetings.

        Pursuant to the respective charter of the Audit, Compensation and Corporate Governance Committee, each committee may appoint subcommittees for any purpose that the committee deems appropriate and delegate to such subcommittees such power and authority as the committee deems appropriate; however, (1) no subcommittee shall consist of fewer than two members, and (2) the committee may not delegate to a subcommittee any power or authority required by any law, regulation or corporate governance listing standard to be exercised by the committee as a whole.

Compensation of Directors

        The Compensation Committee reviews annual compensation for directors who are not officers or employees of the Company or its subsidiaries (the "Outside Directors"). The Company uses a combination of cash and equity compensation to attract and retain qualified candidates to serve on the Board. All amounts are pro-rated if a director joins the Board after the commencement of the directors' fiscal year. Outside Directors are not compensated for the execution of written consents in lieu of Board and committee meetings.

        In setting Outside Director compensation, the Compensation Committee considers the significant amount of time that directors spend in fulfilling their duties to the Company, as well as the skill level required of Board members. The Compensation Committee also reviews competitive compensation data and analysis provided by Frederic W. Cook and Co., Inc. ("FWC"), the Compensation Committee's independent compensation consultant. In determining Outside Director compensation for 2015, the Compensation Committee retained FWC to provide competitive compensation data and analysis of our

Outside Director compensation, including retainers, meeting fees and equity compensation awards, as compared to that paid to the non-employee directors of the Company's peer group. The companies included in this peer group are listed in "Peer Group Analysis" in the "Compensation Discussion & Analysis" below. In determining Outside Director compensation for 2015, the Compensation Committee considered the current compensation structure for Outside Directors, market trends with respect to director compensation, including committee retainers vs. individual meeting fees, and Company stock performance. The Compensation Committee then determined that 2015 cash and equity compensation for Outside Directors would remain unchanged from 2014 levels, except that the annual retainer would increase to $70,000 from $55,500 for Outside Directors other than the Lead Independent Director, whose annual retainer remained unchanged. This was the first increase in the annual retainer since 2008. The Board, upon the recommendation of the Compensation Committee, approves annual compensation for Outside Directors.

Cash Compensation

        For 2015, Outside Directors received the following cash compensation:

  •
  An annual retainer of $70,000, other than the Lead Independent Director, who received an annual retainer of $110,000;

  •
  Meeting fees of $2,000 for each Board meeting attended; and

  •
  Meeting fees of $1,500 for each committee meeting attended, other than the Chairman of each committee, who received fees of $3,000 per committee meeting.

        The Company also reimburses Outside Directors for travel and lodging expenses, if any, incurred in attending meetings.

Equity Compensation

        Equity awards for Outside Directors are intended to increase their beneficial ownership in the Company to more closely align their interests with those of our stockholders. Pursuant to the Stock Incentive Plan, Outside Directors are granted 5,000 restricted shares of the Company's Class A common stock upon their initial election to the Board. Following the first year of service, Outside Directors are granted $125,000 in restricted stock ($207,500 in restricted stock for the Lead Independent Director) based on the closing market price on the grant date, which is the first business day of January unless otherwise determined by the Board. Accordingly, Ms. Gasaway and Messrs. Godlasky, Logue, Morrissey, Raines and Walton were each granted 2,529 shares of restricted stock, and Mr. Kosloff was granted 4,198 shares of restricted stock, on January 2, 2015. Restricted shares granted to Outside Directors do not have a purchase price, generally vest in 33 1/3% increments annually beginning on the second anniversary of the grant date, and are subject to accelerated vesting upon a change of control, death, disability or mandatory retirement. Dividends are paid on awards of restricted stock at the same rate that is paid to all stockholders generally.

Other Personal Benefits

        In addition to the compensation outlined above, Outside Directors also receive the following benefits:

  •
  At their election, Outside Directors and their spouses are eligible to participate in the Company's group health insurance plan, which is generally available to all Company employees; a portion of the Outside Directors' premiums are paid for by the Company. Ms. Gasaway and Messrs. Godlasky, Kosloff, Raines and Walton made this election for 2015.

  •
  On certain occasions, an Outside Director's spouse may accompany the Outside Director on Company aircraft when the director is attending Board or committee meetings; no incremental cost is incurred by the Company in these instances. The value of these benefits (calculated pursuant to

    Internal Revenue Service guidelines) is imputed as income to the Outside Director and included as taxable income on their Form 1099-MISC.

  •
  The Company maintains director and officer insurance coverage and provides Outside Directors with special indemnification rights in the form of an indemnification agreement that exceeds the general rights provided under our Certificate of Incorporation and Bylaws.

  •
  The Company also provides individual or family travel insurance policies for Outside Directors, as well as the executive officers, at a nominal cost.

  •
  Outside Directors may receive occasional perquisites or personal benefits of reasonable value, such as commemorative items in connection with their Board service, holiday gifts and recreational benefits or other services and amenities when attending off-site Board meetings.

        The following table reflects the compensation paid to our Outside Directors for 2015.

2015 Director Compensation

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(2)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
Sharilyn S. Gasaway	95,000	125,034	-	-	-	360	220,394
Thomas C. Godlasky	90,000	125,034	-	-	-	240	215,274
Alan W. Kosloff,	138,000	207,549	-	-	-	360	345,909
Lead Independent Director
Dennis E. Logue	95,000	125,034	-	-	-	360	220,394
Michael F. Morrissey	107,000	125,034	-	-	-	1,248	233,282
James M. Raines	92,000	125,034	-	-	-	1,496	218,530
Jerry W. Walton	104,000	125,034	-	-	-	240	229,274

(1)
Represents the grant date fair value computed in accordance with Accounting Standards Codification Topic 718 ("ASC 718"), "Stock Compensation," disregarding any forfeiture assumptions. All awards are valued based on the closing market price of the Company's Class A common stock on the date of grant ($49.44 for 2015 awards granted on January 2, 2015). As of December 31, 2015, each of Ms. Gasaway and Messrs. Godlasky, Logue, Morrissey, Raines and Walton held 9,390 shares of unvested restricted stock, and Mr. Kosloff held 15,586 shares of unvested restricted stock.

(2)
Represents the following, including the aggregate incremental cost to the Company of all perquisites or personal benefits where applicable:

(a)
Travel insurance policy premiums for Ms. Gasaway and Messrs. Godlasky, Kosloff, Logue, Morrissey, Raines and Walton of $360, $240, $360, $360, $360, $240 and $240, respectively.

(b)
Tax gross-up reimbursement made by the Company in the amount of $888 and $1,256 for Messrs. Morrissey and Raines, respectively, related to taxable values imputed to such persons for personal use of Company aircraft related to the accompaniment of spouses on business travel of such directors, as determined for income tax purposes pursuant to Internal Revenue Service guidelines. See footnote 5(a) to the Summary Compensation Table for additional explanation.

Code of Business Conduct and Ethics

        The Board has adopted a Corporate Code of Business Conduct and Ethics that applies to all of the Company's directors, officers and employees. The purpose and role of this code is to focus our directors, officers and employees on areas of ethical risk, provide guidance to help them recognize and deal with ethical issues, provide mechanisms to report unethical or unlawful conduct, and to help enhance and formalize our culture of integrity, honesty and accountability. As required by applicable law, the Company will post on the "Corporate Governance" page under the "Our Firm" tab on the "Investor Relations" section of its website at www.waddell.com any amendments or waivers of any provision of this code made for the benefit of executive officers or directors of the Company.

Corporate Governance Guidelines

        The Board has adopted Corporate Governance Guidelines to assist it in exercising its responsibilities to the Company and its stockholders. The guidelines address, among other items, director responsibilities, Board committees, non-employee director compensation and stock ownership guidelines.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Exchange Act requires each director, officer and any individual beneficially owning more than 10% of the Company's Class A common stock to file with the SEC reports of security ownership and reports on subsequent changes in ownership. These reports are generally due within two business days of the transaction giving rise to the reporting obligation.

        To the Company's knowledge, all required Section 16(a) filings were timely and correctly made by reporting persons during 2015.

Certain Relationships and Related Transactions

        The Corporate Governance Committee is charged with the responsibility of reviewing and pre-approving all "related-person transactions" (as defined in SEC regulations), and periodically reassessing any related-person transaction entered into by the Company to ensure its continued appropriateness. This responsibility is set forth in the Company's Corporate Code of Business Conduct and Ethics.

        Kurt A. Sundeen, the brother of John E. Sundeen, Jr., our Senior Vice President and Chief Administrative Officer – Investments, is an employee of the Company. For the 2015 fiscal year, Kurt Sundeen received an aggregate salary and bonus of $290,000, a matching contribution of $10,600 under the Company's 401(k) and Thrift Plan, and participated in the Company's active employee flexible benefits plans, which are generally available to all Company employees. Additionally, the Company awarded Mr. K. Sundeen 3,627 shares of restricted stock in April 2015 with a grant date fair value of $182,003 calculated in accordance with ASC 718.

        Laura D. DeMaria, the sister-in-law of Michael D. Strohm, our former Senior Vice President and Chief Operations Officer, is an employee of the Company. For the 2015 fiscal year, Ms. DeMaria received an aggregate salary and bonus of $148,200, a matching contribution of $6,359 under the Company's 401(k) and Thrift Plan, and participated in the Company's active employee flexible benefits plans, which are generally available to all Company employees. Additionally, the Company awarded Ms. DeMaria 598 shares of restricted stock in April 2015 with a grant date fair value of $30,008 calculated in accordance with ASC 718.

        The Corporate Governance Committee has reviewed and ratified the employment of Mr. K. Sundeen and Ms. DeMaria in accordance with Company policy. The Company does not view John E. Sundeen, Jr. or Michael D. Strohm as having a beneficial interest in these employment relationships that is material to them, nor does Mr. J. Sundeen or Mr. Strohm believe that he has a direct or indirect material interest in the employment relationship of his brother or sister-in-law, respectively.

Compensation Committee Interlocks and Insider Participation

        During the 2015 fiscal year, none of the Company's executive officers served on the board of directors of any entities whose directors or officers serve as a director of the Company. No current or past executive officers of the Company serve on the Compensation Committee.

 PRINCIPAL STOCKHOLDERS OF THE COMPANY

        The following table reflects all persons known to be the beneficial owner of more than 5% of the Company's Class A common stock as of February 17, 2016. Unless otherwise indicated in the footnotes below, "beneficially owned" means the sole power to vote or direct the voting of a security and the sole power to dispose or direct the disposition of a security.

Name and Address	Number of Shares	Percent of Class
First Trust Advisors L.P. (1) 120 East Liberty Drive, Suite 400 Wheaton, IL 60187	4,486,428	5.49%
The Vanguard Group (2) 100 Vanguard Boulevard Malvern, PA 19355	5,459,675	6.68%
Blackrock, Inc. (3) 55 East 52nd Street New York, NY 10055	6,039,586	7.39%
T. Rowe Price (4) 100 East Pratt Street Baltimore, MD 21202	7,022,583	8.59%
FMR LLC (5) 245 Summer Street Boston, MA 02210	8,774,386	10.73%

(1)
These shares are owned by various investment advisory clients for whom First Trust Advisors L.P. serves as investment advisor. The reporting stockholder reports shared voting power with respect to 575,803 shares and shared investment power with respect to 4,486,428 shares. Information relating to this stockholder is based on the stockholder's Schedule 13G filed with the SEC on February 4, 2016.

(2)
These shares are owned by various investment advisory clients for whom The Vanguard Group serves as investment advisor, or for whom direct investment advisor subsidiaries thereof serve as investment advisors. The reporting stockholder reports sole voting power with respect to 60,620 shares, shared voting power with respect to 4,300 shares, sole investment power with respect to 5,399,755 shares and shared investment power with respect to 59,920 shares. Information relating to this stockholder is based on the stockholder's Schedule 13G/A filed with the SEC on February 11, 2016.

(3)
These shares are owned by various investment advisory clients for whom Blackrock, Inc. serves as investment advisor. The reporting stockholder reports sole voting power with respect to 5,744,295 shares and sole investment power with respect to 6,039,586 shares. Information relating to this stockholder is based on the stockholder's Schedule 13G/A filed with the SEC on January 27, 2016.

(4)
These shares are owned by various investment advisory clients for whom T. Rowe Price serves as investment advisor. The reporting stockholder reports sole voting power with respect to 1,462,336 shares and sole investment power with respect to 7,022,583 shares. Information relating to this stockholder is based on the stockholder's Schedule 13G/A filed with the SEC on February 12, 2016.

(5)
These shares are beneficially owned, or may be deemed beneficially owned, by FMR LLC, certain of its subsidiaries and affiliates, and other companies. The reporting stockholders report sole voting power and sole investment power with respect to 52,500 and 8,774,386 shares, respectively. Information relating to these stockholders is based on the stockholder's Schedule 13G/A filed with the SEC on February 10, 2016.

 COMPENSATION COMMITTEE REPORT

        Notwithstanding anything to the contrary set forth in any filings of Waddell & Reed Financial, Inc. (the "Company") under the Securities Act of 1933, as amended (the "Securities Act"), or the Securities Exchange Act of 1934, as amended (the "Exchange Act") that might incorporate future filings by reference, including this Proxy Statement, in whole or in part, the following Compensation Committee Report shall not be incorporated by reference into any such filings, and shall not be deemed soliciting material or filed under the Securities Act or the Exchange Act.

        The Compensation Committee has reviewed and discussed the Compensation Discussion & Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion & Analysis be included in this Proxy Statement.

Waddell & Reed Financial, Inc. Compensation Committee

2015 Members

Jerry W. Walton, Chairman
Alan W. Kosloff
Michael F. Morrissey
James M. Raines

 COMPENSATION DISCUSSION & ANALYSIS

        The following information contains statements regarding future individual and company performance measures, targets and other goals. These goals are disclosed in the limited context of the Company's executive compensation program and should not be understood to be statements of management's expectations or estimates of results or other guidance. The Company specifically cautions investors not to apply these statements to other contexts.

Introduction

        This Compensation Discussion & Analysis, among other things, provides an overview of our executive compensation program, sets forth the objectives and elements of our executive compensation program, and describes the 2015 executive compensation decisions with respect to our six named executive officers for 2015, which includes our Chief Executive Officer, Chief Financial Officer, our next three most highly compensated executive officers and our former Senior Vice President and Chief Operations Officer, Michael D. Strohm, who retired in May 2015. Unless the context requires otherwise, references to "executive officers" in this proxy statement means our designated executive officers, including our named executive officers, and references to "current named executive officers" means the named executive officers, excluding Mr. Strohm.

Name	Position
Henry J. Herrmann	Chairman and Chief Executive Officer
Brent K. Bloss	Senior Vice President, Chief Financial Officer and Treasurer
Thomas W. Butch	Executive Vice President and Chief Marketing Officer
Phillip J. Sanders	Senior Vice President and Chief Investment Officer
Wendy J. Hills	Senior Vice President, General Counsel, Chief Legal Officer and Secretary
Michael D. Strohm	Former Senior Vice President and Chief Operations Officer

Executive Summary

        The intellectual capital of our employees is collectively the most important asset of our firm. We invest in people – we hire qualified people, train them, motivate them to give their best thinking to the Company and our clients, and compensate them in a manner designed to motivate and retain them. As an asset manager, our financial results are primarily based upon the strength of our investment performance, the success of our marketing and distribution organization, and careful management of our expenses, all of which are directly dependent upon our people and the intellectual capital they bring to bear.

        We believe that the quality, expertise and commitment of our executive officers are critical to enhancing the long-term value of the Company. To this end, a core objective in designing our executive compensation program is to deliver competitive total direct compensation (i.e., base salary, annual cash incentive award and annual equity incentive award), upon the achievement of financial and operating performance and individual contributions, that will attract, motivate and retain a high-performance executive team. The compensation awarded to our executive officers is substantially dependent on corporate financial and operating performance, as well as individual performance and contributions, which drives the creation of sustainable long-term stockholder value.

        The pattern of high correlation among asset classes continued in 2015 resulting in investors continuing to favor passively managed index and exchange-traded funds over actively managed funds. Slow global growth, declining oil prices and ongoing geopolitical risk contributed to a difficult market environment, which resulted in outflows for, two of our largest funds, Ivy Asset Strategy and Ivy High Income. Given these challenges in 2015, our senior management team focused on managing expenses to protect profitability and developing new products in response to investor demands. Key financial measures and operational highlights from 2015 include the following:

  •
  Earnings per share of $2.94 compared to $3.71 in 2014.

  •
  Net income of $245.5 million compared to $313.3 million in 2014.

  •
  Operating revenues were $1.5 billion compared to $1.6 billion in 2014.

  •
  Operating income of $415.9 million compared to $484.4 million in 2014.

  •
  An operating margin of 27.4% compared to 30.3% in 2014.

  •
  Cash flow from operations was $234 million. Our liquidity position allowed us to return $224 million to stockholders in 2015 through $144 million in regular annual dividends and $80 million in stock repurchases. Cash and investments at year end remained strong, increasing to $850.2 million. This is the sixth consecutive annual increase in our dividend representing a compounded annual growth rate of 16% over that six-year period.

  •
  We expanded our product offerings by partnering with Apollo Credit Management to launch two income-oriented funds in October 2015. In addition, we introduced the Ivy Targeted Return Bond Fund on January 4, 2016.

  •
  We broadened our international distribution capabilities through Ivy Global Investors Fund SICAV, an umbrella UCITS fund range domiciled in Luxembourg. In December 2015, we launched three new funds, which expanded the Ivy Global Investors Fund lineup to eight funds.

  •
  In July 2015, we announced a preliminary agreement with a subsidiary of Eaton Vance Corp. to support the launch by Ivy Funds of a family of NextShares exchange-traded managed funds.

  •
  We continued to achieve competitive results compared to our peers, evidenced by 61%, 63% and 48% of our equity funds and 61%, 60% and 48% of all funds surpassing their Lipper peers in performance on a one, three and five-year basis.

  •
  In April 2015, Financial Advisor magazine ranked Waddell & Reed, Inc. among its top 10 independent broker-dealers for 2015 based on its advisor-focused and client-centric culture.

  •
  Waddell & Reed Advisors Funds ranked No. 10 and Ivy Funds ranked No. 5 in terms of performance for the 10-year rankings in the annual survey of "Best Mutual Fund Families" as ranked and published by Barron's for the year ended December 31, 2015.

        The Compensation Committee (the "Committee") believes that our executive compensation program plays a significant role in our ability to drive financial and operating results and align the interests of our executive officers with the interests of our stockholders. Key aspects of our executive compensation program in 2015 included the following:

  •
  A significant portion of each current named executive officer's total direct compensation – approximately 81% on average for 2015 – was "at risk" compensation, delivered in the form of a short-term cash incentive award and a long-term equity incentive award.

  •
  A significant portion of each current named executive officer's total annual incentive compensation – approximately 72% on average for 2015 – was comprised of an equity incentive award, which drives long-term performance and aligns the interests of our current named executive officers with those of our stockholders.

  •
  Equity incentive awards were subject to a four-year vesting period to further emphasize long-term performance and commitment to the Company.

  •
  The Company's Executive Incentive Plan incorporated multiple financial performance measures that are quantifiable and measurable.

  •
  Each current named executive officer is employed at-will and is expected to demonstrate strong personal performance in order to continue serving as a member of the executive team.

  •
  The Committee maintained stock ownership guidelines which, along with the design of equity incentive awards, promotes long-term executive stock ownership and aligns executive interests with those of our stockholders. As of the date of this Proxy Statement, all of the current named executive officers exceed these ownership guidelines.

        Due to the Company's financial performance in 2015, total direct compensation declined 18%, on average, for the current named executive officers. The Committee balanced providing reduced incentive compensation with the need to provide total direct compensation that remains competitive in the marketplace.

2015 Stockholder Vote on Named Executive Officer Compensation

        In April 2015, the compensation paid to our named executive officers in 2014 was approved by over 95% of the votes cast on the proposal. The Committee considered the results of the advisory vote in reviewing our executive compensation program, noting the high level of stockholder support, and elected to continue the same principles in determining the types and amounts of compensation to be paid to our current named executive officers in 2015. The Committee will continue to focus on responsible executive compensation practices that attract, motivate and retain high performance executives, reward those executives for the achievement of short-term and long-term performance, and support our other executive compensation objectives, including long-term career development and retention goals.

Compensation Program Objectives

        The Company's executive compensation program is intended to attract and retain highly qualified executive talent, provide rewards for the past year's performance, and provide incentives for future performance to drive the creation of stockholder value. More specifically, our executive compensation program objectives are to:

  •
  Attract, motivate and retain a high-performance executive team with the appropriate expertise and leadership to build and sustain long-term stockholder value;

  •
  Incentivize and reward short-term and long-term financial, strategic and individual performance that results in increased value for our stockholders; and

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  Align our executives' long-term interests with those of our stockholders.

        The investment management and financial services industries are extremely competitive and experienced professionals have significant career mobility. Our intellectual capital is our greatest asset. Our success, and that of our stockholders, depends on our ability to successfully engage a highly skilled and experienced executive team through a combination of career opportunities, a challenging work environment, and competitive compensation, particularly during the difficult financial and economic conditions experienced during recent years. Our executive officers have developed over a number of years as a cohesive and complementary executive team and are considered an invaluable resource. Historically, we have sought to groom internal personnel for executive positions or recruited external candidates with a high degree of experience and knowledge of our industry, believing that executives with industry knowledge are more likely to excel. However, this limits the recruiting pool and makes retention a key focus of our compensation program.

        Considering these objectives and factors, the Committee has developed an executive compensation program that continues to be based on the following principles:

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  Compensation levels should be sufficiently competitive to attract, motivate and retain high caliber executives.

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  Appropriate levels of reward for performance should be tied to and vary with the Company's financial and operational performance, as well as individual performance.

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  A majority of total compensation should be "at risk" in the form of short-term and long-term incentive awards.

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  Long-term awards should constitute a significant portion of incentive awards to encourage executives to focus on the Company's long-term growth and prospects.

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  Retirement benefits should comprise an element of executive compensation, which the Committee believes provides a competitive advantage.

Elements of Our Compensation Program

        Each element of compensation paid to the Company's executive officers is designed to support one or more of the objectives described above. Total compensation for the executive officers consists of one or more of the following components:

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  Base salary;

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  Annual performance-based incentive awards, including a short-term cash award and long-term equity compensation award;

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  Deferred compensation;

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  Retirement benefits; and

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  Personal benefits and other perquisites.

How We Determine Compensation

        Each year, the Committee makes compensation decisions using an approach that considers total direct compensation (i.e., base salary, annual cash incentive awards and annual equity incentive awards). Base salary is generally the smallest component of total direct compensation, which results in a significant portion of our executive officers' compensation being paid in "at risk" incentive compensation. At the beginning of each year, the Committee designates certain of our executive officers to participate in our Executive Incentive Plan. For 2015, the current named executive officers that participated in the Executive Incentive Plan were Messrs. Herrmann, Bloss, Butch and Sanders. Ms. Hills did not participate in the Executive Incentive Plan in 2015. Instead, she was eligible to receive a discretionary cash incentive and equity incentive award, which were determined by the Committee in a manner similar to that utilized by the Committee for the Executive Incentive Plan by factoring in Company financial and operating performance, internal pay equity and personal performance. Incentive compensation awarded pursuant to our Executive Incentive Plan utilizes a cash incentive pool and a restricted stock incentive pool. For 2015, the aggregate cash incentive pool was set at 6% of adjusted operating income and the aggregate restricted stock incentive pool was set at 600,000 shares of restricted stock, the maximum amounts of cash and restricted stock that could be awarded to all individuals participating in the Executive Incentive Plan. The maximum cash and equity incentive award each executive officer who participates in the Executive Incentive Plan is eligible to receive is calculated as the individual percentage of the cash incentive pool and restricted stock incentive pool allocated to the executive officer by the Committee. While executive officers that do not participate in the Executive Incentive Plan do not have a per se maximum cash and equity incentive award that they are eligible to receive, their incentive compensation is limited by internal pay equity compared to other executive officers. Upon calculating the maximum cash and equity incentive awards each executive officer is eligible to receive pursuant to the Executive Incentive Plan, the Committee may exercise its negative discretion, as it did in 2015, to pay actual incentive amounts that are less than those maximum amounts. In determining total direct compensation, the Committee reviews and considers one or more of the following:

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  The Company's financial and operational performance for the year;

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  Market survey information for comparable public and private asset managers;

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  Recommendations of the Company's Chief Executive Officer, based on individual performance and contributions;

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  The previous year's compensation levels for each executive officer; and

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  Overall effectiveness of the executive compensation program.

        The Committee may also consider, as applicable, levels of sustained past performance, performance potential, retention risk and the value of the particular compensation element needed to keep an executive's level of total direct compensation competitive and consistent with our executive compensation program's objectives. Although there is no formal policy regarding the relationship of compensation among the executive officers, the Committee also considers the appropriateness of each executive officer's compensation relative to the other executive officers to reflect differences in the scope of authority and responsibilities between executives. The actual cash and equity incentive award paid to each executive officer is determined in the Committee's subjective judgment and discretion, based upon the above factors, and its assessment of such compensation's fairness and adequacy in achieving the objectives of our executive compensation program. This approach enables the Committee to be responsive to the dynamics of the labor market, including the need to retain and motivate a particular executive, and provides the Committee with flexibility to compensate our executive officers in a way that reflects the influence and contributions of each executive individually to overall corporate performance and reinforces our pay-for-performance culture. See "Base Salary" and "Annual Performance-Based Incentive Awards" below for further information on base salaries and the methodology under which annual incentive awards are calculated.

Compensation Consultant

        The Committee has the authority to engage independent advisors to assist it in carrying out its responsibilities. For 2015, the Committee engaged Frederic W. Cook & Co., Inc., an independent compensation consulting firm ("FWC"), to (i) review and assess competitive compensation information regarding total direct compensation and individual pay components for certain executive officers, including the current named executive officers, with respect to the Company's peer group, (ii) review and assess Outside Director compensation and (iii) provide analysis of Mr. Herrmann's Change in Control Employment Agreement. FWC did not provide any other additional services to the Company or management, meet with any members of management individually, or receive any payments from the Company, other than in its capacity as a consultant to the Committee in 2015. In 2016, FWC assisted the Committee in determining the number of shares to add to the Stock Incentive Plan, subject to stockholder approval of Proposal 3. FWC has served as the Committee's compensation consultant since 2004. At the Committee's request, FWC provided the Committee with information regarding its independence pursuant to SEC and NYSE disclosure requirements regarding the independence of compensation consultants. This information, which addressed each of the six independence factors, affirmed the independence of FWC and the partners, consultants and employees who service the Committee on executive compensation issues.

Peer Group Analysis

        In making executive compensation decisions, the Committee evaluates its executive compensation program against a broad group of companies in the investment management and financial services industries representative of companies against which the Company competes for executive talent. In 2015, the Committee undertook, with the assistance of FWC, a review of the composition of our compensation peer group. Upon completion of the review and the recommendation of FWC, the Committee approved the replacement of Calamos Asset Management, Inc. with Artisan Partners Asset Management Inc. in our peer group. The Committee believes that Artisan Partners represents a more appropriate peer company based on its size compared to Calamos and because Artisan Partners discloses five executive officers versus three for Calamos, which allows the Committee to better compare the compensation of executive officer positions, as described below. With the assistance of FWC, the Committee compared the Company's executive compensation program in 2015 against this revised peer group, which consists of:

• Affiliated Managers Group, Inc.	• Franklin Resources, Inc.
• AllianceBernstein Holding L.P.	• GAMCO Investors, Inc.
• Artisan Partners Asset Management Inc.	• Janus Capital Group Inc.
• Eaton Vance Corp.	• Legg Mason, Inc.
• Federated Investors, Inc.	• T. Rowe Price Group, Inc.

        The Committee believes that the Company competes for market share, shelf space, mutual fund shareholders and institutional clients, executive talent and employees with each of these 10 publicly traded asset managers. Additionally, this peer group comprises 10 of the 44 companies in the SNL Asset Manager Index, a composite of publicly traded asset management companies used by SNL Financial for comparison purposes in preparing the Company's stock performance graph. The peer group does not include the 33 additional companies comprising the SNL Asset Manager Index due to their size, business orientation and/or status as a foreign corporation.

        The Committee reviews compensation information of the peer group compared to that of the Company based on both the 1st through 5th most highly paid officer positions, and information comparing titled officer positions, if available. In evaluating competitive compensation information of the peer group, the Committee does not target our executives' compensation to be paid at a specific percentile or limit its overall evaluation of competitive compensation to a particular percentile, but does take into consideration, on a non-formulaic basis, various differences between the Company and the comparison companies, including measures such as market capitalization, number of employees, assets under management, revenues, income and profitability (income per $1 billion of assets under management).

        The Committee also reviews competitive compensation information obtained from McLagan Partners' Investment Management Survey (the "McLagan Survey"), a widely used and definitive source for compensation information for a significant number of public and private investment management and advisory firms. It provides detailed analyses of compensation for a greater depth of investment management employees than is available for our public peers and is specifically focused on the asset management industry. Confidentiality obligations to McLagan Partners and to its survey participants prevent us from disclosing the firms included in the McLagan Survey. In addition, the McLagan Survey maintains the confidentiality of individual company pay practices from other participants. The Committee reviewed the results of the McLagan Survey to account for differences in the scale and scope of operations of participant companies, evaluate the overall competitive position of the Company, as well as its position by business unit and by officer title, and to make comparisons on an officer by officer basis, where sufficient market data was available and an appropriate match of position and responsibilities could be made.

        The Committee considers the compensation information derived from the peer group and the McLagan Survey equally relevant and important, with neither source of information being a determining factor in setting executive compensation levels.

Management's Role in the Compensation Setting Process and Other Considerations

        Our Chief Executive Officer, Henry J. Herrmann, regularly attends Committee meetings and advises the Committee regarding, among other things, the design and effectiveness of the Company's performance measures, the general competitiveness of our compensation program, information on the Company's business strategies and objectives, financial results and other measures of corporate performance, and historical context regarding the link between the Company's strategic goals and various elements of compensation. The Committee also requests Mr. Herrmann to evaluate the performance of the executive officers who report directly to him, including the other current named executive officers, and to make recommendations to the Committee regarding their base salary levels and the form and amount of their annual cash incentive award and equity incentive award. In 2015, Mr. Herrmann did not make any recommendations with respect to his base salary or performance-based incentive awards.

        Mr. Herrmann's recommendations are based on his subjective evaluations regarding the individual performance and contributions of each of the other executive officers in furthering the Company's success, building stockholder value and executing individual responsibilities, which may include:

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  Individual performance and contributions to financial and operational measures;

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  Operational management, such as project milestones and process improvements;

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  Internal working and reporting relationships that promote collaboration and teamwork;

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  Leadership, including the ability to develop and motivate employees and personal development; and

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  Individual expertise, skills and knowledge relevant to each executive's position and responsibilities, the potential to assume increased responsibilities, and long-term value to the Company.

        With respect to Mr. Herrmann's position and responsibilities, the Committee considers his company-wide oversight and management, execution and success of the Company's business and strategic initiatives, the Company's financial and operating results, the creation of stockholder value, leadership of the investment management process, his years of industry experience, the size and complexity of the Company's business, and effective leadership of the Company's management team.

        The Committee does not assign individual weight or particular emphasis to any of the above factors; the emphasis placed on any specific factor or individual contribution may vary by executive officer.

        Our Chief Financial Officer, Brent K. Bloss, regularly attends Committee meetings and advises the Committee as necessary regarding the Company's financial results or accounting rules that are relevant to incentive compensation or other matters that come before the Committee, and provides the Committee with historical and prospective compensation information relevant to their determinations. Additionally, our General Counsel, Chief Legal Officer and Secretary, Wendy J. Hills, also regularly attends Committee meetings and provides advice regarding legal and corporate governance matters, details regarding our stock award and incentive compensation plans, and other requested information related to Committee discussions.

Analysis of 2015 Compensation

        The Committee's focus is to set competitive pay levels on an annual basis, and to ensure a significant portion of compensation is performance-based. Consistent with the philosophy that a majority of total direct compensation should be "at risk," the current named executive officers received, on average, approximately 19% of their total direct compensation for 2015 in base salary and approximately 81% in variable incentive compensation (based on the grant date fair value of 2015 equity incentive awards). Due to the Company's financial performance in 2015, total direct compensation declined 18%, on average, for the current named executive officers. The Committee balanced providing reduced incentive compensation with the need to provide total direct compensation that remains competitive in the marketplace.

2015 Operating Environment

        The performance of most major financial indices was weak in 2015 due to slow global growth resulting from soft economies of U.S. trading partners, the increasing value of the U.S. dollar, geopolitical tensions, the collapse of oil prices and a continued slowdown in China and emerging markets. In response, many countries around the world took significant monetary policy actions. In the U.S., the Federal Reserve Board raised the federal funds rate for the first time in seven years. The pattern of high correlation among asset classes continued in 2015, resulting in investors continuing to favor passively managed index and exchange-traded funds over actively managed funds in 2015.

        Although our financial results were down from record levels in 2014, we focused on managing expenses to protect profitability with our declining assets under management. In addition, we continued to diversify our sales across our fund line-up with the strength of our distribution model and deep, diversified product line-up. For example:

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  Cash flow from operations allowed us to return $224 million to stockholders through dividends and stock repurchases, while ending the year with $850.2 million of cash and investments. This performance allowed us to increase our dividend payout rate to stockholders by 7% for 2016.

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  Long-term performance of our mutual funds was competitive with 61%, 63% and 48% of our equity funds and 61%, 60% and 48% of all funds outperforming their Lipper peer group average on a one, three and five-year basis, respectively.

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  In April 2015, Financial Advisor magazine ranked Waddell & Reed, Inc. among its top 10 independent broker-dealers for 2015 based on its advisor-focused and client-centric culture.

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  Waddell & Reed Advisors Funds ranked No. 10 and Ivy Funds ranked No. 5 in terms of performance for the 10-year rankings in the annual survey of "Best Mutual Fund Families" as ranked and published by Barron's for the year ended December 31, 2015.

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  Our Advisors channel maintained a long-term redemption rate of 9.1%, less than half of the 24.7% industry average. Advisor productivity improved to an all-time high of approximately $265,000 per advisor.

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  The breadth and quality of our product line, and our flexibility and expertise in marketing it, continued in 2015. We made meaningful progress in product sales diversification, with 18 strategies with more than $1 billion in total assets and eight strategies with more than $500 million in total assets by year end. We had inflows of $1.6 billion in products outside of Asset Strategy and High Income. We offer 17 different strategies in our Institutional channel, including four with more than $1 billion in total assets.

        We continue to work hard to ensure our firm's ability to compete, succeed and – most important – serve investors well across the many different market cycles and business challenges that companies in our business inevitably face.

Base Salary

        We provide our executive officers with a base level of monthly income for the expertise, skills, knowledge and experience they offer to our management team. Base salaries are reviewed annually by the Committee.

        Mr. Herrmann did not receive a salary increase for 2015, and has not received a salary increase since 2008. The Committee reviewed the base salary of each named executive officer for 2015 and, based on Mr. Herrmann's recommendations, the Committee increased base salaries for Messrs. Bloss and Butch and Ms. Hills for 2015 approximately 5-8% in recognition of their increased responsibilities. Messrs. Sanders and Strohm did not receive a salary increase for 2015.

        For a further description of the base salaries paid to the named executive officers in 2015, please refer to the Summary Compensation Table below.

Annual Performance-Based Incentive Awards

        Certain executive officers are eligible to receive annual performance-based incentive awards under the Executive Incentive Plan. These incentive awards, granted from cash and restricted stock incentive pools, provide an incentive for annual performance in building stockholder value, align our executives' interests with that of our stockholders, and encourage retention and a long-term commitment to the Company, all of which are reinforced by the vesting provisions of our equity incentive awards. The size of the incentive pools are determined upon the achievement of pre-established performance goals that are set by the Committee in the first quarter of each year.

        The Committee has discretion to designate the executive officers of the Company that are eligible to receive such incentive awards, as well as to set the percentage of the incentive pools each participant is entitled to earn upon achievement of the performance goals, as discussed below. For 2015, Messrs. Herrmann, Bloss, Butch and Sanders were the named executive officers that participated in the Executive Incentive Plan. Notwithstanding the foregoing, the Committee may, in its discretion, award compensation that is not contingent upon the achievement of performance goals or reduce or eliminate entirely the amount of incentive awards payable to any participant upon attainment of the performance goals, but any such reduction may not increase the awards of another participant.

        Executive officers that do not participate in the Executive Incentive Plan are eligible to receive an annual cash incentive award pursuant to the Company's officer bonus program and an award of restricted stock pursuant to the Company's Stock Incentive Plan. Although the cash incentive and restricted stock award opportunity are not determined by the satisfaction of performance goals, the Committee determines awards for executive officers under the officer bonus program and the Stock Incentive Plan taking into account Company financial and operating performance and internal pay equity and individual performance. In 2015, Ms. Hills received cash and equity incentive awards under the officer bonus program and the Stock Incentive Plan. Due to his retirement in May 2015, Mr. Strohm did not receive any incentive awards in 2015. In the event the Committee awards compensation that is not contingent upon the achievement of performance goals, the award may not be deductible by the Company under IRC Section 162(m).

        Determination of Incentive Compensation Pools.    Since 2003, performance-based incentive awards have been based on incentive pool formulas established under the Executive Incentive Plan. For 2015, the size of the incentive pool available for cash incentive awards was based upon 6% of the Company's 2015 "adjusted operating income," defined as net income increased by interest expense; federal, state and local income taxes; executive cash incentive awards; extraordinary or non-recurring losses (of which there were none); and losses from publicly-disclosed acquisitions in 2015 (of which there were none) and decreased by extraordinary or non-recurring gains (of which there were none), and gains from publicly-disclosed acquisitions (of which there were none), for a total of $24,877,980.

        Operating income is used by the Company and investors as a measure of the Company's underlying profitability and fluctuates with the Company's performance, which in turn creates an incentive pool that moves with the Company's performance. It is adjusted in order to provide a measure of performance that reflects the influence and contributions of each participating executive on a relatively equal basis and excludes items that, for example, may be disproportionately influenced by the business decisions of one executive more than others, or that are not indicative of our business and economic trends. This results in a measure of our executive officers' management of the Company's operating business as a whole. In setting the discretionary 6% threshold, the Committee considered industry practice, recommendations of the compensation consultant regarding the performance measure, the number of executive officers participating in the Executive Incentive Plan, historical operating results, the need to have the ability to reward extraordinary performance, when and if achieved, and cash incentive awards granted in prior years.

        Similar to prior years, equity incentive awards were based upon the attainment of a 40% "adjusted return on equity" or "adjusted ROE" defined as stockholders' equity increased by executive cash incentive awards, extraordinary or non-recurring losses (of which there were none), and losses from publicly-disclosed acquisitions in 2015 (of which there were none), and decreased by extraordinary or non-recurring gains (of which there were none), and gains from publicly-disclosed acquisitions in 2015 (of which there were none). The Company's adjusted ROE in 2015 was 51%. Return on equity is a measure of how well the Company uses stockholders' equity to generate net income. Upon the attainment of a 40% adjusted ROE, 600,000 shares of the Company's Class A common stock were eligible for issuance from the restricted stock incentive pool. In setting the discretionary 40% threshold and the maximum 600,000 share level, the Committee considered adjusted return on equity for the industry, the number of executive officers participating in the Executive Incentive Plan, historical equity incentive awards, the need to have the ability to reward extraordinary performance, when and if achieved, and the expected difficulty of achieving the desired results.

        The Committee annually reviews the discretionary maximums and thresholds of 6% of adjusted operating income, 40% adjusted ROE and 600,000 shares of the Company's Class A common stock when it sets the performance goals, and did so in February 2015 for 2015 awards, subjectively determining that these amounts reflect industry standards, adequately fund potential incentive compensation, and provide sufficient capacity to reward extraordinary performance, when and if achieved. Additionally, the Committee believes that these amounts are reasonable and fair to the Company and all stakeholders.

        Percentage Allocations.    The maximum percentage of the incentive pools that each participating executive is eligible to receive is based on the Committee's subjective judgment and primarily determined relative to each individual's scope of authority and complexity of responsibilities. The Committee also takes into consideration internal equity within the incentive compensation structures and the overall compensation structure of individual positions, such as commissions, current stock holdings or dividends.

        As the Company's Chief Executive Officer, Mr. Herrmann has comprehensive oversight and management responsibilities across the entire organization and is held primarily responsible for the Company's financial results. Our investment management division, which Mr. Sanders shares oversight responsibility, and our distribution organization, which Mr. Butch oversees, represent the two business units with the most influence on our success and the creation of stockholder value. Mr. Sanders also serves as portfolio manager for mutual funds collectively representing approximately 4.3% of the Company's assets at year end, and various institutional accounts for which he is eligible to receive cash commissions as described below under "Portfolio Manager Revenue Sharing."

        For 2015, the Committee designated Messrs. Herrmann, Bloss, Butch and Sanders eligible to earn 25%, 10%, 20% and 20%, respectively, of the cash incentive pool and 25%, 10%, 20% and 20%, respectively, of the restricted stock pool, consistent with the philosophy that individuals with greater roles and the ability to directly impact the Company's performance goals and long-term results should bear a greater proportion of the risk if our performance measures are not achieved.

        Use of Negative Discretion.    Pursuant to IRC Section 162(m) and the Executive Incentive Plan, the Committee may exercise its discretion to pay actual incentive amounts that are less than the maximum amounts that the executive officers are eligible to receive upon the achievement of the objective pre-established performance goals determined by the Committee. The maximum cash or equity incentive award that each executive officer is eligible to receive, calculated as the percentage of the incentive pools assigned to each executive officer, is not an expectation of actual incentive compensation amounts that will be paid to the executive officers, but a cap on the range of compensation ($0 to the maximum amount) that an individual may be paid while maintaining the tax deductibility of the incentive compensation as "performance-based" compensation for purposes of IRC Section 162(m). The maximum incentive award amount may be awarded under extraordinary circumstances or for extraordinary performance, although the Committee more often determines incentive awards that are less than the maximum amount the executive officer is eligible to earn. This provides the Committee with the flexibility to compensate executives for truly exceptional performance without paying more than is necessary to incentivize and retain our executive officers. The Committee believes that this incentive compensation structure is in the best interests of stockholders because it enables the most prudent use of Company assets by maximizing the deductibility of performance-based compensation while empowering the Committee to pay only those amounts it determines are necessary to appropriately compensate executives.

        2015 Cash and Equity Incentive Awards.    In determining 2015 cash and equity incentive awards, the Committee considered the Company's financial and operating performance for the year and Mr. Herrmann's recommendations based on his assessment of the other current named executive officers' individual performance and contributions.

        The Committee accepted Mr. Herrmann's recommendations with respect to 2015 cash incentive awards for the other current named executive officers, and awarded Messrs. Herrmann, Bloss, Butch and Sanders and Ms. Hills awards of $2,250,000, $425,000, $750,000, $600,000 and $200,000, respectively. Mr. Strohm did not receive a cash award for 2015 due to his retirement in May 2015. The cash incentive awards for Messrs. Herrmann and Butch decreased by 32% and 38%, respectively, compared to 2014 due to the Company's financial and operating performance in 2015. The cash incentive award for Mr. Sanders remained the same in 2015 due to internal pay equity among the executive team. Mr. Bloss' and Ms. Hills' cash incentive awards increased from 2014 in order to provide more competitive compensation related to their positions and due to internal pay equity among the executive team. The Committee believed that these cash incentive award amounts were appropriate based on Company financial and operating performance and individual performance and contributions as described below.

        The Committee also accepted Mr. Herrmann's recommendations with respect to equity incentive awards for the other current named executive officers, and awarded Messrs. Herrmann, Bloss, Butch and Sanders and Ms. Hills awards of 100,000, 45,000, 70,000, 50,000 and 45,000 shares of restricted stock, respectively. Mr. Strohm did not receive an equity incentive award in 2015 due to his retirement from the Company in May 2015. The Committee believes that equity incentive awards must be sufficient in size to provide a strong, long-term performance and retention incentive for executives, and to increase their vested interest in the Company. These equity incentive awards vest in 33 1/3% increments annually, beginning on the second anniversary of the grant date. The Committee granted equity incentive awards to Messrs. Herrmann, Bloss, Butch and Sanders pursuant to the Executive Incentive Plan from the shares reserved for issuance under the Stock Incentive Plan, as reported in the 2015 Grant of Plan-Based Awards Table below.

        Due to the decline in our 2015 financial performance compared to 2014, the value of the equity incentive awards granted by the Committee to the current named executive officers decreased by 11% to 36%. However, the decrease in the Company's stock price during 2015 resulted in an increase in the number of shares granted to each current named executive officer. The Committee believed that these equity incentive awards were appropriate due to Company financial and operating performance and individual performance and contributions, as well as to further align the interests of the current named executive officers with the Company's stockholders.

        The 2015 annual incentive compensation awards described above reflect the Committee's determination to (1) reduce incentive compensation in light of the Company's 2015 financial performance balanced with the need to provide total direct compensation that remains competitive in the marketplace and (2) reflect, as appropriate, differences in the current named executive officers' scope of authority and responsibilities, the assumption of additional responsibilities, and an appropriate balance of total direct compensation between cash and equity.

        Mr. Herrmann discussed with the Committee the following individual performance considerations that impacted his award recommendations:

  •
  Mr. Bloss:  Mr. Bloss directs the finance division and oversees all financial matters for the Company, including financial performance, corporate performance measurement, treasury management, strategic planning and budgeting. He also oversees investor relations. Mr. Bloss' financial leadership in a difficult financial market helped the Company manage expenses to protect profitability in a period of declining assets under management. Mr. Bloss administered the Company's capital management initiatives during the year, including the return of $224 million to shareholders through a combination of stock repurchases and regular dividends, resulting in a payout ratio of 91.0% for the fiscal year. During 2015, Mr. Bloss assumed significant additional responsibilities with oversight of Human Resources, Procurement, Facilities and Investment Management Operations.

  •
  Mr. Butch:  Mr. Butch is responsible for all aspects of the Company's distribution strategies and initiatives for the Wholesale, Advisor and Institutional channels, including sales, marketing, product development, and management of the Company's broker/dealer subsidiaries and their strategic relationships with key business partners. Mr. Butch continues to demonstrate superior management skills with respect to the increasing complexity of our retail distribution model. The Company's continuing focus on product sale diversification efforts resulted in 18 strategies with more than $1 billion in total assets and eight strategies with more than $500 million in total assets by year end. In the Advisors channel, productivity per advisor reached approximately $265,000, an all-time high, and the redemption rate remained significantly below industry standard levels, at 9.1% in 2015. Mr. Butch also led the introduction of two new funds in October 2015 in partnership with Apollo Credit Management and the introduction of the Ivy Targeted Return Bond Fund in early January 2016. In addition, Mr. Butch was instrumental in broadening our international distribution capabilities through Ivy Global Investors Fund SICAV, an umbrella UCITS fund range domiciled in Luxembourg by introducing three new funds in December 2015. Finally, Mr. Butch led a major effort to upgrade the operating and product framework within the Advisors Channel, which will begin to be implemented in mid-2016 and is expected to strengthen substantially the competitiveness of that channel within the broker/dealer industry.

  •
  Mr. Sanders:  Mr. Sanders has day-to-day management and oversight responsibility over our investment management division, including the development of strong investment professionals and the direction of investment processes and organizational capabilities to support our long-term investment strategies. Under his direction and guidance as Chief Investment Officer, our team of portfolio managers, analysts and traders employs a collaborative, research-based investment process that provides a strong foundation for our success. Mr. Sanders also has multiple investment responsibilities, including the co-management of four of the Company's mutual funds and numerous institutional accounts, all of which comprise approximately $9.4 billion, or 9.0%, of our total assets under management. He is also extensively involved in proposals for new business and the on-going marketing process and servicing of institutional accounts in the large-cap growth arena, which include domestic and international accounts. The long-term performance of our mutual funds continues to remain competitive with our peers with 61%, 63% and 48% of our equity funds and 61%, 60% and 48% of all funds outperforming their Lipper peer group average on a one, three and five-year basis, respectively.

  •
  Ms. Hills:  Ms. Hills directs the Company's legal and compliance functions, coordinates the work performed by inside and outside counsel and represents the Company, as general counsel and chief legal officer, with external agencies and regulators. She is responsible for the proactive identification and management of legal, compliance and business risks, management of the Company's regulatory and legal matters and related expenses, and the provision of sound legal advice to the Company's Board of Directors and its committees, Company management, and the boards of trustees of the Company's affiliated mutual fund companies. In 2015, Ms. Hills demonstrated strong leadership and advocacy at all levels of the Company, particularly within the legal and compliance divisions, in effectively managing the Company's regulatory and legal matters, including legal expenses. Additionally, the Committee also noted the successful conclusion of regulatory exams and outcomes of litigation matters, and the legal advice provided relative to the Company's strategic plans, business initiatives and the asset management industry as a whole. Ms. Hills continues to be significantly involved in corporate and strategic initiatives and the analyses of legal and business risks, as well as integrating senior members of her staff into that process.

        The Committee believes that the levels of cash and equity incentive compensation awarded in 2015 appropriately reflect corporate performance and individual contributions and maintain a high level of incentive for retention and future performance, which is consistent with the Company's executive compensation objectives. This determination is guided by a basic formulaic process, but also involves the exercise of discretion and subjective judgment by the Committee taking into account the above referenced information. For a further description of the incentive awards paid to each of the current named executive officers in 2015, please refer to the Summary Compensation Table below.

Deferred Compensation

        Shortly after our initial public offering in 1998, the Company determined that the retirement benefits that previously had been offered to certain executive officers under the benefit plans of our former parent company were insufficient. Based on this determination, the Company adopted the Supplemental Executive Retirement Income Plan, as amended and restated (the "SERP") to supplement retirement benefits provided by the Waddell & Reed Financial, Inc. 401(k) and Thrift Plan, as amended and restated (the "401(k) Plan") and the Waddell & Reed Financial, Inc. Retirement Income Plan, as amended and restated (the "Pension Plan"), to retain executive talent and to maintain a competitive total compensation package. At the time of adoption, three executives were eligible to participate in the SERP; Mr. Herrmann is the only participant who remains with the Company and participates in the SERP. In 2007, the Committee determined that retirement benefits payable under the Pension Plan and SERP were sufficient to provide Mr. Herrmann with adequate retirement income, and therefore, no non-formula discretionary contribution would be made by the Company in future years.

        In addition, the Company administers the Portfolio Managers Deferred Compensation Plan, as amended and restated (the "Portfolio Managers Plan"). Designated portfolio managers and assistant portfolio managers are required to defer 30% of their annual cash incentive into selected hypothetical investment vehicles, which must include one or more of the mutual funds or series of mutual funds managed by the participant, and may include other equity or fixed income funds managed by the Company. Participants' accounts are annually credited (or charged) with an amount equal to the performance of the selected hypothetical investment vehicles since the last preceding year. Mr. Sanders participated in the Portfolio Managers Plan as a portfolio manager in years prior to 2011.

        For a description of material plan provisions and further information on SERP benefits payable to Mr. Herrmann and benefits payable to Mr. Sanders under the Portfolio Managers Plan, please refer to "Nonqualified Deferred Compensation Plans" below.

Retirement Benefits

        We provide retirement benefits to all of our employees, including the named executive officers, through the Pension Plan and the 401(k) Plan. These plans are designed in combination, along with the SERP, to provide an appropriate level of replacement income upon retirement.

        In 2015, the Company made matching contributions for each of the named executive officers under the 401(k) Plan. For a description of material provisions of the Pension Plan, please refer to "Pension Benefits" below.

Portfolio Manager Revenue Sharing

        Portfolio managers who manage institutional accounts with certain investment styles are eligible to participate in revenue sharing arrangements in recognition of their direct role in the sales process in the institutional sales market, as well as their continued role in client service throughout the life of the account. Under these arrangements, participating portfolio managers are eligible to receive a percentage, which decreases over a number of years, of the management fees earned by the Company, allocated among multiple portfolio managers who manage accounts of the same investment style. Specifically, participants share in up to 20% of the management fees generated during the first year, up to 15% during the second year and up to 5% thereafter for (1) new accounts owned by institutional clients, (2) contributions to such accounts equal to 20% or more of the account's market value at the time of such contribution, and (3) accounts with daily or weekly net contributions that aggregate, on the anniversary date of the account, to 10% or more of the account's market value. The percentage amount that participants are eligible to receive varies by investment style.

        Mr. Sanders received revenue sharing compensation in 2015 related to his portfolio management responsibilities in 2015 as described in footnote 5(f) of the Summary Compensation Table below.

Personal Benefits and Other Perquisites

        The named executive officers are eligible to participate in the Company's active employee flexible benefits plans, which include medical, vision, life insurance, long-term disability coverage, and post-retirement medical benefits until age 65 and are generally available to all Company employees. Additionally, all of the Company's employees are entitled to vacation, sick leave and other paid holidays, and may be eligible for severance payments under a severance pay plan further described below. The Committee believes that the Company's commitment to provide the employee benefits summarized above recognizes that the health and well-being of the Company's employees contribute directly to a productive and successful work life that enhances results for the Company and its stockholders.

        The Company provides all full-time employees with (1) life insurance coverage equal to two times the sum of the employee's current base salary plus the prior year's bonus/commissions, up to a maximum of $2 million in coverage, and (2) long-term disability coverage equal to 60% of the employee's current base salary plus the prior year's bonus/commissions, up to a maximum annual benefit of $90,000 ($240,000 for designated senior executives based on job grade). However, Mr. Herrmann's life insurance coverage under the Company's general program is limited to $50,000 and is supplemented by an endorsement style split-dollar insurance policy, to provide Mr. Herrmann with competitive benefits and replace coverage that is not offered to him under the Company's group life insurance program. This policy is owned, and the premiums are paid, by the Company (with the beneficiary selected by Mr. Herrmann in the event of his death prior to a termination of his service) and is governed by an agreement that entitles Mr. Herrmann to elect to have the policy transferred to him following a termination of the agreement (other than due to death), provided that Mr. Herrmann pays to the Company the greater of the aggregate premiums that the Company has paid on the policy or the then net cash surrender value of the policy. In the event the policy remains in force until Mr. Herrmann's death, the Company is entitled to receive the greater of the then current net cash surrender value of the policy or the total of all Company-paid premiums to date. Mr. Herrmann is not entitled to any interest in the cash surrender value of this policy.

        For further information on the premiums paid on Mr. Herrmann's insurance policy, please refer to the Summary Compensation Table below.

        In addition to the personal benefits discussed above, the named executive officers receive the following perquisites:

  Company Aircraft

        Pursuant to the Company's Aircraft Policy, the named executive officers and other management employees are provided use of Company aircraft for business purposes. Additionally, pursuant to an executive security program established by the Committee and approved by the Board, the Company encourages Mr. Herrmann to use Company aircraft for personal as well as business travel when practicable. The other named executive officers are provided use of Company aircraft for personal travel in limited circumstances.

        From time to time, executives may be accompanied by family members invited to attend business functions, which is deemed "personal use" of the Company aircraft by the Internal Revenue Service for tax purposes. Although the Company does not incur any incremental costs for such "personal use," the taxable value of such use, calculated pursuant to Internal Revenue Service guidelines, is imputed as income to the named executive officers. We provide tax gross-up reimbursements relating to taxable values imputed to the named executive officers for such "personal use" of Company aircraft. The methodology used to determine the Company's incremental cost for personal aircraft usage is described in footnote 5(a) of the Summary Compensation Table below.

  Financial Services

        The Company provides each named executive officer with an allowance for financial counseling services, which may include financial, estate and/or tax planning, and tax preparation assistance. The Committee believes providing this perquisite allows the named executive officers to more efficiently manage their time and financial affairs and to focus more time and attention on the Company's business issues.

  Other Perquisites

        The Company also provides the named executive officers (1) reimbursement of country club membership dues, (2) an annual executive physical, (3) travel insurance policies for the named executive officers and, at their election, their immediate family members, and (4) access to tickets to various sporting, civic, cultural, charity and entertainment events if the event tickets are not otherwise being used for business purposes. For further information on perquisites received by the named executive officers in 2015, please refer to the "All Other Compensation" column of the Summary Compensation Table below.

        The Committee has determined to offer the above-described personal benefits and perquisites in order to attract and retain the named executive officers by offering compensation opportunities that are competitive with the Company's peers. The Committee believes these benefits and perquisites provide a more tangible incentive than an equivalent amount of cash compensation. In determining total compensation payable to the named executive officers for 2015, the Committee considered these benefits and perquisites. However, as these benefits and perquisites represent a relatively insignificant portion of the named executive officers' total compensation, they did not materially influence the Committee's decision in setting such officers' total compensation.

Equity Compensation Program in General

        The Company maintains an equity compensation program for key employees, including the current named executive officers, in order to attract and retain employees who contribute to the Company's success, to provide incentives that enhance job performance, and to enable those persons to participate in the long-term success of the Company. In recent years, these awards have been in the form of restricted stock.

        Restricted stock awards typically vest in 33 1/3% increments annually, beginning on the second anniversary of the grant date. All restricted stock awards are classified in the Company's financial statements as equity awards.

        The Committee has approved, and will continue to approve, all grants of equity compensation. Although Company management, including the Chief Executive Officer, makes recommendations to the Committee from time to time on the form and amount of equity incentive awards to be granted to Company employees, such awards are approved by the Committee; the Committee does not expect to delegate such approval authority to the Company's executive officers or any subcommittee in the foreseeable future. Additionally, the Committee determines the grant date of all equity incentive awards; the Company's executive officers may not unilaterally select the grant date of awards. In February 2015, at the same time the Committee approved the 2015 performance goals for executive officers that participated in the Executive Incentive Plan, the Committee set the grant date for the current named executive officers' 2015 equity incentive awards as December 2015. The 2015 equity incentive awards for the current named executive officers were granted on December 31, 2015, the last day of the performance period for which the incentive awards were earned. Equity incentive awards for all awardees, other than executive officers, are generally awarded on April 2nd of each year. In 2016, the April restricted stock awards will be awarded after the annual meeting of stockholders pending stockholder approval of the Amended and Restated Stock Incentive Plan pursuant to Proposal 3. The current named executive officers receive their equity incentive awards in December, in lieu of April, for administrative purposes only.

        Notwithstanding the foregoing, grants of equity incentive awards have been made in months other than December and April on a very limited basis, but these occurrences did not involve grants to executive officers as an isolated group. The Company does not have a formal policy on timing equity incentive awards in connection with the release of material non-public information to affect the value of compensation. In the event that material non-public information becomes known to the Committee prior to granting equity incentive awards, the Committee will take the existence of such information under advisement and make an assessment in its business judgment whether to delay the grant of the award in order to avoid any impropriety.

Tax Considerations

        IRC Section 162(m) places a limit of $1,000,000 on the amount of compensation the Company may deduct for federal income tax purposes in any one year with respect to the Company's Chief Executive Officer and the next three most highly compensated officers, excluding the Chief Financial Officer, that were employed by the Company on the last day of the fiscal year. However, compensation that is "performance-based" (i.e., compensation that is paid pursuant to pre-established objective performance goals that are based on criteria approved by the stockholders and is determined and administered by the Committee according to related regulations) is excluded from this $1,000,000 limitation and is deductible by the Company.

        In reviewing the effectiveness of the executive compensation program, the Committee considers the anticipated tax treatment to the Company and to the executive officers of various payments and benefits, including deductibility under IRC Section 162(m). However, the deductibility of certain compensation payments depends upon the timing of an executive's vesting or exercise of previously granted awards, as well as interpretations and changes in the tax laws and other factors beyond the Committee's control. For these and other reasons, including to maintain flexibility in compensating the executive officers in a manner designed to promote varying corporate goals, the Committee will not necessarily, or in all circumstances, limit executive compensation to that which is deductible under IRC Section 162(m) and has not adopted a policy requiring all compensation to be deductible. For 2015, Ms. Hills did not participate in the Executive Incentive Plan; therefore, her annual cash incentive award and compensation with respect to the vesting of her restricted stock in 2015 would not be considered performance-based compensation under IRC Section 162(m).

        Section 280G of the Internal Revenue Code disallows the deduction of any "excess parachute payment" paid in connection with certain change in control events. A portion of the amount payable to Mr. Herrmann pursuant to his Change in Control Employment Agreement with the Company, including the excise tax gross-up described below, may constitute an "excess parachute payment" and will not be deductible by the Company. In contrast to IRC Section 162(m), amounts payable in connection with a change in control transaction cannot easily be designed to avoid treatment as "excess parachute payments." Although the Committee is aware of the possibility of a lost deduction in connection with these payments and intends to take reasonable actions to preserve the deductibility of amounts payable to Mr. Herrmann to the extent possible, as further described in "Change in Control Employment Agreement with the Chief Executive Officer" below, the Committee does not believe it is appropriate for tax considerations to be determinative in the design of Mr. Herrmann's agreement.

        The Committee will consider various alternatives to preserving the deductibility of compensation payments and benefits to the extent reasonably practicable and to the extent consistent with its other compensation objectives. To this end, the Committee annually establishes performance criteria in an effort to ensure deductibility of the cash and equity incentive awards made under the Executive Incentive Plan. Base salary does not qualify as performance-based compensation under IRC Section 162(m).

Stock Ownership Guidelines

        To reinforce the importance of aligning the financial interests of the Company's directors and executive officers with stockholders, the Board has approved minimum stock ownership guidelines for the directors and executive officers, including the current named executive officers. Directors are required to maintain stock ownership equal in value to five times such director's annual cash retainer. The Chief Executive Officer is required to maintain stock ownership equal in value to five times his base salary and the other executive officers are required to maintain stock ownership equal in value to three times their base salary. The value of minimum stock ownership that must be maintained is based upon, and shall be fixed at, the annual cash retainer or base salary paid at the time such director or executive officer initially becomes subject to such ownership guidelines. Directors and executive officers are expected to be in compliance with the applicable ownership level within five years of becoming subject to the ownership guidelines. Stock ownership includes shares of the Company's Class A common stock over which a director or executive officer has direct or indirect ownership or control, including restricted stock or funds invested in the Company's 401(k) stock fund, but does not include shares underlying stock options. Currently, all of our directors and executive officers are in compliance with these stock ownership guidelines.

Change in Control Employment Agreement with the Chief Executive Officer

        In December 2001, the Company entered into a Change in Control Employment Agreement with Mr. Herrmann (the "Agreement"). Except for Mr. Herrmann, none of the other named executive officers are a party to a change in control agreement. During 2015, the term of Mr. Herrmann's Agreement did not expire and was not extended, and the Agreement was not otherwise amended.

        The Agreement provides for what is commonly referred to as a "double-trigger," which requires that both (1) a "change in control," and (2) the termination of Mr. Herrmann's employment must occur before Mr. Herrmann receives any benefits under the agreement. Mr. Herrmann is not eligible to participate in our Severance Pay Plan for Home Office Employees. The only severance protection provided to Mr. Herrmann is upon a qualifying termination of his employment following a change in control of the Company.

        The Committee has determined that it is in the best interest of the stockholders to maintain this agreement in light of Mr. Herrmann's depth of knowledge, experience and tenure with the Company, his status as a leader within the Company and the industry, and the need to ensure stable management during any potential change in control. The Committee does not view the potential benefits conferred by the Agreement as additional elements of compensation due to the fact that a change of control may never occur. The Committee believes that the Agreement permits Mr. Herrmann to focus his attention and energy on the Company's business without any distractions regarding the effects of a change in control, and assists the Company in maximizing stockholder value by allowing Mr. Herrmann to participate in an objective review of any proposed transaction and whether such proposal is in the best interest of the stockholders.

        None of the information related to the Agreement was used by the Committee in determining Mr. Herrmann's compensation. The Agreement stands on its own and was not related to any overall compensation objectives at the time it was adopted, other than retention, and did not affect the Committee's decisions regarding other compensation elements.

  •
  Cash Severance and Benefit Continuation:  The Agreement provides a lump sum cash payment equal to 2.99 times Mr. Herrmann's base salary and annual bonus and the continuation of benefits under our benefit and insurance plans for a period of three years following termination. In addition, he will receive a lump sum payment equal to the highest annual cash bonus paid to him in the three-year period ending on the date of his termination. The payment will be pro-rated for the number of days worked by Mr. Herrmann in the year of termination. Change in control events frequently result in internal restructuring and the termination of executive management employees. The Committee believes it is appropriate and in the best interests of our stockholders to ensure that Mr. Herrmann will receive a payment equal to his base salary and annual bonus and to receive the benefit continuation that he would, but for his termination, have received during a fixed period following the change in control. Pursuant to the terms of the agreement, this period is three years, which the Committee believes is appropriate because it provides a substantial, but not an excessive, payment to Mr. Herrmann if he incurs a qualifying termination following a change in control.

  •
  Additional Retirement Benefits:  The Agreement also provides a lump sum cash payment equal to the excess of the actuarial equivalent of the benefits he would have received under the Company's Pension Plan and SERP had his employment with the Company continued for three years after the date of termination over the actuarial equivalent of his benefits actually paid or payable under such plans. The period during which these benefits are provided is the same fixed period described above with respect to cash severance and benefits continuation. Pursuant to the same rationale as described above, the Committee believes it is appropriate to provide to Mr. Herrmann an approximation of the tax-qualified and non-qualified retirement benefits he would have received had he continued employment with the Company for the same three-year period of time determined to be appropriate by the Committee.

  •
  Extended Exercise Period for Options:  Pursuant to the Agreement, all vested equity-based awards granted under the Company's stock incentive plans will be exercisable for the remainder of their respective terms. Our stock option awards generally remain exercisable for a period of three months following a termination of employment with "cause" (as defined below) by the Company. All of Mr. Herrmann's outstanding stock options were exercised prior to December 31, 2009.

  •
  Tax Gross-Up Payment:  The Agreement provides for a tax gross-up payment in the event Mr. Herrmann is subject to the excise tax imposed on certain "excess parachute payments." The Committee believes that the tax gross-up provisions of the Agreement are appropriate to ensure that Mr. Herrmann receives the full value of the payments and benefits available under the Agreement. The Committee believes that the Agreement is structured to provide balanced and appropriate post-change in control severance benefits that eliminate any potential tension between the interests of our Chief Executive Officer and our stockholders. The imposition of the punitive taxes imposed by Section 4999 of the Internal Revenue Code on "excess parachute payments" significantly and adversely upsets that balance. Therefore, the Committee believes it is necessary, in order to satisfy its objectives in entering into the Agreement, to shield Mr. Herrmann from the negative tax consequences imposed on "excess parachute payments."

        For a further description of the Agreement and potential payments thereunder, see "Potential Payments Upon Termination or Change in Control" below.

Executive Compensation in 2016

        In December 2015, Mr. Herrmann recommended to the Committee that executive salaries for 2016 remain flat with 2015 levels for the other current named executive officers, except for Mr. Bloss and Ms. Hills, who received 6.3% and 7.1% increases, respectively, in base salary to better align their salaries with their responsibilities and internal compensation equity within the Company. The Committee accepted Mr. Herrmann's recommendations, and also did not increase Mr. Herrmann's base salary for 2016.

        The foregoing discussion primarily describes the compensation philosophies, principles and practices the Committee utilized in setting executive compensation for the 2015 fiscal year. In the future, as the Committee continues to review each element of the executive compensation program, these philosophies, principles and practices may change.

 EXECUTIVE COMPENSATION

Summary Compensation

        The following table summarizes total compensation awarded, paid or earned by our named executive officers who served in such capacities during 2013, 2014 and 2015.

        The named executive officers were not entitled to receive payments characterized as "Bonus" payments for the 2013, 2014 and 2015 fiscal years, except for Ms. Hills, who did not participate in the Company's Executive Incentive Plan. Amounts reflected under "Non-Equity Incentive Plan Compensation" are performance-based cash incentive awards determined by the Compensation Committee in December of the respective year, based on performance goals set in February of the respective year.

        The current named executive officers' aggregate base salaries accounted for, on average, approximately 19% of their total compensation for 2015.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)(3)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(4)	All Other Compensation ($)(5)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Henry J. Herrmann,	2015	1,000,000	-	2,866,000	-	2,250,000	-	145,023	6,261,023
Chairman and Chief	2014	1,000,000	-	3,238,300	-	3,300,000	-	148,283	7,686,583
Executive Officer	2013	1,000,000	-	3,256,000	-	3,300,000	68,191	153,385	7,777,576
Brent. K. Bloss,	2015	400,000	-	1,289,700	-	425,000	19,094	23,443	2,157,237
SVP, Chief Financial	2014	375,000	-	1,644,060	-	350,000	84,270	18,923	2,472,253
Officer and Treasurer
Thomas W. Butch,	2015	630,000	-	2,006,200	-	750,000	58,848	99,735	3,544,783
EVP and Chief	2014	600,000	-	2,241,900	-	1,200,000	99,045	47,297	4,188,242
Marketing Officer	2013	600,000	-	2,279,200	-	1,200,000	54,048	80,891	4,214,139
Philip J. Sanders,	2015	525,000		1,433,000	-	600,000	45,456	371,648	2,975,104
SVP and Chief	2014	525,000		2,241,900	-	600,000	113,251	274,401	3,754,552
Investment Officer	2013	525,000	-	1,953,600	-	600,000	101,894	385,286	3,565,780
Wendy J. Hills,	2015	350,000	200,000	1,289,700	-	-	29,399	16,635	1,885,734
SVP, General Counsel
Chief Legal Officer
and Secretary
Michael D. Strohm,	2015	181,471	-	-	-	-	248,330	3,510,840	3,940,641
Former SVP and Chief
Operations Officer

(1)
Represents the cash incentive paid to Ms. Hills for 2015 pursuant to the Company's officer bonus program, which is discussed in further detail under "Analysis of 2015 Compensation" set forth above in the "Compensation Discussion & Analysis."

(2)
Represents the grant date fair value computed in accordance with ASC 718, disregarding any forfeiture assumptions. All awards are valued based on the closing market price of the Company's Class A common stock on the date of grant ($28.66 for awards granted December 31, 2015). Restricted stock awards are subject to accelerated vesting upon a change of control, death or disability.

(3)
For 2015, represents the cash incentive awards made under the Executive Incentive Plan, which are discussed in further detail under "Analysis of 2015 Compensation" set forth above in the "Compensation Discussion & Analysis."

(4)
For 2015, represents the actuarial increase in the present value of the named executive officers' benefits under the Pension Plan, which were determined based on a lump sum discount rate of 4.13% at December 31, 2014 and 4.60% at December 31, 2015, retirement age of 65 (or current age if greater), Internal Revenue Code Section 417(e) prescribed 2016 mortality rates and discount rate of 5.5% for lump sum conversion, and other assumptions set forth in footnote 9 to the Company's audited financial statements for the fiscal year ended December 31, 2015 included in the Company's Annual Report on Form 10-K filed with the SEC on February 26, 2016. The present value of Mr. Herrmann's accumulated pension benefit decreased during 2015 due to the fact that Mr. Herrmann reached the service limit under the Pension Plan. For Mr. Sanders, the amount disclosed includes (i) $44,445 representing the actuarial increase in the present value of his benefit under the Pension Plan, and (ii) $1,011 representing above-market earnings on nonqualified deferred compensation, reflecting earnings in excess of 120% of the applicable federal long-term rate, assuming monthly compounding, of 2.38%.

(5)
For 2015, represents the following:

(a)
Incremental cost to the Company of all perquisites and personal benefits, as applicable, including (i) financial, tax or estate planning, (ii) country club membership dues, (iii) personal use of Company aircraft, (iv) personal use of entertainment tickets, and (v) travel insurance policy premiums.

The value of personal aircraft usage is based on the Company's direct operating costs. This methodology calculates our aggregate incremental cost based on the average weighted variable cost per hour of flight for fuel/oil expenses, mileage, trip related maintenance, crew travel expenses, landing fees and other miscellaneous variable costs. Since the Company's aircraft are used primarily for business travel, this methodology excludes fixed costs that do not change based on usage, such as pilot salaries, the cost of the aircraft, depreciation and administrative expenses. On certain occasions, an executive's spouse or other family member may accompany the executive on a flight when such person is invited to attend the event for appropriate business purposes. No additional direct operating cost is incurred in such situations under the foregoing methodology; however, the value of personal use of Company aircraft is imputed as income to the named executive officer. This value is calculated pursuant to Internal Revenue Service guidelines using Standard Industry Fare Level ("SIFL)" rates, which are determined by the U.S. Department of Transportation.

(b)
Convention allowance of $58,622 for Mr. Butch.

(c)
Company contributions to the 401(k) Plan of $10,600 for each of Messrs. Herrmann, Bloss, Butch, Sanders and Strohm and Ms. Hills

(d)
A supplemental split-dollar life insurance policy premium paid by the Company on behalf of Mr. Herrmann of $65,607.

(e)
Company contribution of $29,400 to Mr. Herrmann's SERP account.

(f)
Revenue sharing payments of $359,188 for Mr.Sanders related to portfolio management of institutional accounts.

(g)
Lump sum payment to Mr. Strohm pursuant to his retirement as described below.

        The direct costs of executive financial, tax or estate planning; country club membership dues; convention allowance; the value of personal use of corporate aircraft (based upon SIFL rates); tax gross-up reimbursements; and Mr. Herrmann's split-dollar life insurance policy are imputed to the named executive officers, as applicable, and included as taxable income on their Form W-2s.

        Mr. Strohm retired on May 15, 2015 after nearly 43 years of service with the Company. In connection with his retirement, the Company and Mr. Strohm entered into a separation agreement, pursuant to which Mr. Strohm received a lump sum payment of $3.5 million in exchange for his release, to the extent permitted by law, of the Company and its affiliates from all claims. Mr. Strohm is also subject to confidentiality and non-disparagement obligations and is subject to a one-year non-solicitation covenant.

Grants of Plan-Based Awards

        The following table reflects estimated possible payouts under incentive plans to the named executive officers during 2015. The Company's cash and equity incentive awards are granted to participants in the Executive Incentive Plan based upon pre-established performance goals set annually by the Compensation Committee with a performance period equal to the fiscal year for which the performance goals are set. The Executive Incentive Plan is an annual plan; both cash and equity incentive awards are determined, and generally paid (in the case of cash incentive awards) and granted (in the case of equity incentive awards), in the same fiscal year that such awards were earned.

        The named executive officers who participate in the Executive Incentive Plan are eligible to earn a maximum cash and equity incentive award for the fiscal year, calculated as certain percentages of the cash incentive pool and the restricted stock incentive pool assigned to each such named executive officer. For 2015, Messrs. Herrmann, Bloss, Butch and Sanders were eligible to receive a maximum of 25%, 10%, 20% and 20%, respectively, of the cash incentive pool and 25%, 10%, 20% and 20%, respectively, of the restricted stock incentive pool. Ms. Hills did not participate in the Executive Incentive Plan in 2015. Instead, she was eligible to receive a cash incentive award pursuant to the Company's officer bonus program and an award of restricted stock pursuant to the Company's Stock Incentive Plan, which are discussed in further detail under "Analysis of 2015 Compensation" set forth above in the "Compensation Discussion & Analysis." Mr. Strohm was not eligible for incentive compensation in 2015 due to his retirement in May 2015.

        Dividends are paid on awards of restricted stock at the same rate as is paid to all stockholders generally. Pursuant to ASC 718, the right to receive dividends is included in the calculation of the grant date fair value of the equity incentive awards set forth in the following table.

        For more detailed information regarding awards paid to the named executive officers, please refer to "Analysis of 2015 Compensation" set forth in the "Compensation Discussion & Analysis" above.

 2015 GRANTS OF PLAN-BASED AWARDS TABLE

								All Other Stock Awards:	All Other Option Awards:
					Estimated Possible Payouts Under Equity Incentive Plan Awards
		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards								Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)(5)
								Number of Shares of Stock or Units (#)(4)	Number of Securities Underlying Options (#)
Name	Grant Date	Thres- hold ($)	Target ($)(1)	Maximum ($)(2)	Thres- hold (#)	Target (#)(1)	Maximum (#)(3)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)	(l)

Henry J.	12/31/15				0	75,000	150,000	-	-	-	2,866,000
Herrmann		0	3,109,748	6,219,495
Brent K.	12/31/15				0	30,000	60,000	-	-	-	1,289,700
Bloss		0	1,243,899	2,487,798
Thomas W.	12/31/15				0	60,000	120,000	-	-	-	2,006,200
Butch		0	2,487,798	4,975,596
Philip J.	12/31/15				0	60,000	120,000	-	-	-	1,433,000
Sanders		0	2,487,798	4,975,596
Wendy J.	12/31/15				-	-	-	45,000	-	-	1,289,700
Hills		-	-	-
Michael D.	12/31/15				-	-	-	-	-	-	-
Strohm		-	-	-

(1)
Represents the mid-point of the threshold and maximum possible payout amounts.

(2)
Represents the maximum cash incentive award each named executive officer was eligible to receive for 2015 under the percentage assigned to each such officer for the cash incentive pool. For 2015, Messrs. Herrmann, Bloss, Butch and Sanders earned cash incentive awards of $2,250,000, $425,000, $750,000 and $600,000, respectively. These awards are reported in the "Non-Equity Incentive Plan Compensation" column of the Summary Compensation Table above.

(3)
Represents the maximum equity incentive award each named executive officer was eligible to receive for 2015 under the percentage assigned to each such officer for the restricted stock incentive pool. For 2015, Messrs. Herrmann, Bloss, Butch and Sanders earned equity incentive awards of 100,000, 45,000, 70,000 and 50,000 shares of restricted stock, respectively, which vest in 33 1/3% increments annually beginning on the second anniversary of the grant date. All awards are subject to accelerated vesting upon a change of control, death or disability.

(4)
Represents the number of shares of restricted stock granted to Ms. Hills in 2015 pursuant to the Company's Stock Incentive Plan, which vest in 33 1/3% increments annually beginning on the second anniversary of the grant date. The restricted stock is subject to accelerated vesting upon a change of control, death or disability.

(5)
Represents the grant date fair value computed in accordance with ASC 718, disregarding any forfeiture assumptions and based on the number of shares of restricted stock actually granted and the closing market price of the Company's Class A common stock on the December 31, 2015 grant date, which was $28.66.

Outstanding Equity Awards at Fiscal Year-End

        The following table reflects outstanding stock options and shares of restricted stock held by the named executive officers as of December 31, 2015, the value of which is determined based on the number of shares of restricted stock granted and the $28.66 closing market price of the Company's Class A common stock on December 31, 2015.

2015 OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END TABLE

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(1)		Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)		(h)	(i)	(j)
Henry J. Herrmann	-	-	-	-	-	33,333	(2)	955,324	-	-
						33,333	(3)	955,324
						65,000	(4)	1,862,900
						100,000	(5)	2,866,000
Brent K. Bloss	-	-	-	-	-	16,666	(3)	477,648	-	-
						33,000	(4)	945,780
						45,000	(5)	1,289,700
						7,000	(6)	200,620
						16,666	(7)	477,648
Thomas W. Butch	-	-	-	-	-	23,333	(2)	668,724	-	-
						23,333	(3)	668,724
						45,000	(4)	1,289,700
						70,000	(5)	2,006,200
Philip J. Sanders	-	-	-	-	-	20,000	(2)	573,200	-	-
						20,000	(3)	573,200
						45,000	(4)	1,289,700
						50,000	(5)	1,433,000
Wendy J. Hills	-	-	-	-	-	30,000	(4)	859,800	-	-
						45,000	(5)	1,289,700
						3,333	(6)	95,524
						6,666	(7)	191,048
						25,000	(8)	716,500
Michael D. Strohm	-	-	-	-	-	-		-	-	-

(1)
All unvested shares of restricted stock for Messrs. Herrmann and Butch have been transferred to their personal trusts, other than for value, for estate planning purposes.

(2)
These shares will vest on December 31, 2016.

(3)
These shares will vest in 50% increments on December 31st of 2016 and 2017.

(4)
These shares will vest in 33 1/3% increments on December 31st of 2016, 2017 and 2018.

(5)
These shares will vest in 33 1/3% increments on December 31st of 2017, 2018 and 2019.

(6)
These shares will vest on April 2, 2016.

(7)
These shares will vest in 50% increments on April 2, 2016 and 2017.

(8)
These shares will vest in 33 1/3% increments on April 2, 2016, 2017 and 2018.

Option Exercises and Stock Vested

        The following table reflects stock options held by the named executive officers that were exercised in 2015 and shares of restricted stock held by the named executive officers that vested during 2015.

2015 OPTION EXERCISES AND STOCK VESTED TABLE

	Options Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)(1)	Value Realized on Vesting ($)(2)
(a)	(b)	(c)	(d)	(e)
Henry J. Herrmann	-	-	83,333	2,388,324
Brent K. Bloss	-	-	29,334	1,053,780
Thomas W. Butch	-	-	58,333	1,671,824
Philip J. Sanders	-	-	30,000	859,800
Wendy J. Hills	-	-	10,000	501,800
Michael D. Strohm	-	-	-	-

(1)
The number of shares received by each of Messrs. Herrmann, Bloss, Butch and Sanders and Ms. Hills upon vesting of these awards, net of shares withheld by the Company to cover associated tax liabilities, was 44,626, 18,504, 31,238, 16,065 and 6,831 shares, respectively.

(2)
The value realized on vesting is based on the closing market price of the Company's Class A common stock on the vesting date.

Pension Benefits

        The Pension Plan is a tax-qualified, non-contributory pension plan that covers all eligible employees of the Company who are 21 years of age or older and have one or more years of credited service. Benefits payable are generally based on a participant's years of credited service and their highest average earnings in any five consecutive years during the last ten years of service prior to retirement, or their "5-year average earnings." The retirement benefit amount payable upon normal retirement is calculated as (1) 2% of a participant's 5-year average earnings for each year of credited service (up to a maximum of 30 years), plus (2) 1% of a participant's 5-year average earnings for each additional year of credited service in excess of 30 years (up to a maximum of ten years); this amount is then reduced by a social security offset.

        Earnings used to determine benefits include the amount shown in the "Salary" column of the Summary Compensation Table, but exclude all other elements of compensation and, for 2015, may not exceed $265,000 per year pursuant to limitations under the Internal Revenue Code. Because of this limitation, the compensation used to determine benefits payable under the Pension Plan for each of the named executive officers was $265,000.

        Benefits under the Pension Plan vest 100% after five years, and are payable monthly for the retiree's lifetime beginning at age 65, or in a reduced amount as early as age 55 with at least 10 years of credited service. Mr. Herrmann is currently eligible for normal retirement under the Pension Plan. Upon his retirement in May 2015, Mr. Strohm elected to take a lump sum distribution of his accumulated benefit in the Pension Plan. Messrs. Butch and Sanders are eligible for early retirement; the early retirement reduction is 1/180th for each of the first 60 months preceding age 65, and 1/360th for each additional month. Upon a participant's retirement, benefits under the Pension Plan may be paid (1) pursuant to a variety of annuity options, which provide benefits during the retiree's lifetime and generally provide continuing benefits to a surviving spouse or other beneficiary, or (2) in a lump sum, which provides for an immediate lump sum equal to the actuarial value of the retiree's future benefits in lieu of receiving those benefits over their lifetime.

        Messrs. Herrmann, Bloss, Butch, Sanders and Strohm and Ms. Hills are credited with 42, 14, 16, 17, 38 and 17.63 years of service, respectively. Under the Pension Plan, participants cannot be credited with years of service in excess of their actual years of service with the Company.

        The following table reflects the actuarial present value of accumulated benefits payable to each of the named executive officers, including the number of years of service credited to each such officer, under the Pension Plan. These benefits were determined using a lump sum discount rate of 4.13% at December 31, 2014 and 4.60% at December 31, 2015, a retirement age of 65 (or current age if greater), Internal Revenue Code Section 417(e) prescribed 2016 mortality rates and discount rate of 5.5% for the lump sum conversion, and other assumptions set forth in footnote 9 to the Company's audited financial statements for the fiscal year ended December 31, 2015 included in the Company's Annual Report on Form 10-K filed with the SEC on February 27, 2016. Benefits reflected below are estimates; the actual benefit payable is determined upon retirement or termination from the Company.

2015 PENSION BENEFITS TABLE

Name	Plan Name	Number of Years Credited Service (#)(1)	Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Year ($)(2)
(a)	(b)	(c)	(d)	(e)
Henry J. Herrmann	Pension Plan	42	1,519,586	-
Brent K. Bloss	Pension Plan	14	318,507	-
Thomas W. Butch	Pension Plan	16	639,959	-
Philip J. Sanders	Pension Plan	17	596,392	-
Wendy J. Hills	Pension Plan	17.63	325,309	-
Michael D. Strohm	Pension Plan	38	0	1,879,976

(1)
Mr. Herrmann has 44 years of actual service to the Company and 42 years of credited service under the Pension Plan. He does not receive credit for two years of service provided to the Company prior to January 1, 1974, the date upon which the Pension Plan was initially adopted by the Company, or additional benefits resulting from this difference.

(2)
Mr. Strohm retired in May 2015 and elected to take a lump sum distribution of his accumulated benefit in the Pension Plan.

Nonqualified Deferred Compensation Plans

        SERP

        The SERP is a non-qualified defined contribution deferred compensation plan that provides benefits to certain executive officers that are precluded under the 401(k) Plan and the Pension Plan. Currently, Mr. Herrmann is the only employee eligible to participate in the SERP.

        Under the SERP, each calendar year, the Company credits Mr. Herrmann's SERP account with (1) an amount equal to 4% of his base salary, less the amount of the maximum annual employer matching contribution that could be made on Mr. Herrmann's behalf under the 401(k) Plan, and (2) a non-formula discretionary contribution, as determined by the Compensation Committee in its discretion, which could be zero. Additionally, each calendar year, Mr. Herrmann's SERP account is credited (or charged) with an amount equal to the performance of certain hypothetical investment vehicles since the last preceding year. These hypothetical investment vehicles are generally available to Company employees participating in the 401(k) Plan; the rate of return for Mr. Herrmann's investment election was 0.02% for 2015. Upon Mr. Herrmann's separation (subject to the six month delay on certain termination payments imposed by the Internal Revenue Code), or at such other time based on a pre – existing election by him, benefits accumulated under the SERP are payable in installments or in a lump sum. The Compensation Committee does not intend to make any non-formula discretionary contributions to Mr. Herrmann's SERP account in the foreseeable future, and no such contribution was made in 2015.

        Portfolio Managers Plan

        Under the Portfolio Managers Plan, designated portfolio managers and assistant portfolio managers are required to defer 30% of their annual cash incentive into selected hypothetical investment vehicles, which must include one or more of the mutual funds or series of mutual funds managed by the participant, and may include other equity or fixed income funds managed by the Company. Participants' accounts are annually credited (or charged) with an amount equal to the performance of selected hypothetical investment vehicles since the last preceding year. Mandatory deferrals required under the plan are protected against investment losses to the extent the aggregate amount distributed from the plan with respect to a deferral is less than the initial deferral amount. Except as otherwise provided in the plan, cash incentive awards deferred under the plan are forfeitable in the discretion of the committee administering the plan if the participant is terminated by the Company or resigns (other than due to retirement). Generally, amounts deferred under the plan and not previously withdrawn are payable in a lump sum within 90 days upon a participant's retirement, total disability, death, resignation or termination without cause (subject to the six month delay on certain termination payments imposed by the Internal Revenue Code). "Retirement" means the date of a participant's resignation on or after the later of his 55th birthday or the third anniversary of participation in the plan. Additionally, at the participant's election, in-service withdrawals begin in the fourth plan year. All distributions and withdrawals under the plan will be made in cash or other property at the plan administrator's discretion. Mr. Sanders is a portfolio manager for four of the Company's mutual funds, and as such, participated in this plan in prior years. However, effective 2011, he is no longer subject to mandatory deferrals under this plan, although he will continue to receive distributions of previously deferred compensation until all such compensation is paid out. For 2015, Mr. Sanders selected the Ivy VIP Portfolios Growth fund and a composite index comprised of all non-fund large cap growth institutional accounts as his investment vehicles, in 50% allocations each, which had a blended 6.90% rate of return in 2015. Mr. Sanders is the only named executive officer that participates in the Portfolio Managers Plan.

        The following table reflects nonqualified deferred compensation payable to the named executive officers under the SERP and the Portfolio Managers Plan, as applicable.

2015 NONQUALIFIED DEFERRED COMPENSATION TABLE

Name	Executive Contributions in Last Fiscal Year ($)	Registrant Contributions in Last Fiscal Year ($)(1)	Aggregate Earnings in Last Fiscal Year ($)(2)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last Fiscal Year-End ($)(3)
(a)	(b)	(c)	(d)	(e)	(f)
Henry J. Herrmann	-	29,400	818	-	3,806,793
Brent K. Bloss	-	-	-	-	-
Thomas W. Butch	-	-	-	-	-
Philip J. Sanders	-	-	1,725	86,841	26,725
Wendy J. Hills	-	-	-	-	-
Michael D. Strohm	-	-	-	-	-

(1)
Represents the Company's 2015 formula contribution to Mr. Herrmann's SERP account, which is included in the "All Other Compensation" column of the Summary Compensation Table above.

(2)
Represents aggregate earnings on selected hypothetical investment vehicles. For Mr. Sanders, includes $1,011 in above-market earnings, as defined by SEC rules, reported as compensation in the "Change in Pension Value and Nonqualified Deferred Compensation Earnings" column of the Summary Compensation Table above.

(3)
Represents accumulated account values (including gains and losses) as of December 31, 2015. For Mr. Herrmann, includes $29,800, $29,600 and $29,400 reported as compensation in the "All Other Compensation" column of the Summary Compensation Table for 2013, 2014 and 2015, respectively.

Potential Payments Upon Termination or Change in Control

        Change In Control Employment Agreement

        In December 2001, the Company entered into a Change in Control Employment Agreement with Mr. Herrmann. Mr. Herrmann's agreement has an initial term of three years that automatically renews for one year terms thereafter, absent 90 days written notice from the Company. The agreement requires both a "change in control" and the termination of Mr. Herrmann's employment before Mr. Herrmann receives any benefits under the agreement.

        Pursuant to the agreement, if a "change in control" occurs, and Mr. Herrmann's employment is terminated within two years thereafter by (1) the Company without "cause," or (2) Mr. Herrmann with "good reason" (which includes his resignation for any reason during the 30-day period immediately following the six-month anniversary of a "change in control"), Mr. Herrmann will receive (subject to the six month delay on certain termination payments imposed by the Internal Revenue Code):

  •
  All earned or accrued compensation through the termination date (the "Accrued Obligations");

  •
  A lump sum cash payment equal to 2.99 times his base salary and annual bonus;

  •
  All vested equity-based awards granted under the Company's stock incentive plans;

  •
  Continuation of benefits for Mr. Herrmann and his dependents under the Company's insurance and benefit plans for three years;

  •
  A lump sum payment equal to the highest annual cash incentive bonus paid to Mr. Herrmann in the three-year period ending on the date of his termination pro-rated for the number of days worked by Mr. Herrmann in the year of termination;

  •
  An amount equal to the excess of the actuarial equivalent of the benefits he would have received under the Company's Pension Plan and SERP had his employment with the Company continued for three years after the date of termination over the actuarial equivalent of his benefits actually paid or payable under such plans;

  •
  Outplacement services; and

  •
  A gross-up payment to pay for any applicable excise taxes on excess parachute payments paid to Mr. Herrmann.

        Any stock options held by Mr. Herrmann will remain exercisable for the remainder of their respective terms; however, all outstanding stock options previously held by Mr. Herrmann were exercised prior to December 31, 2009. In addition, the Company will pay or provide Mr. Herrmann any other amounts or benefits required to be paid or provided or that he is eligible to receive under any other plan, program, policy, practice, contract or agreement of the Company in accordance with the applicable terms of the arrangement, such as the accelerated vesting of restricted stock pursuant to the change of control provisions of the Company's stock award plans (the "Other Benefits"). The Other Benefits payable to Mr. Herrmann are quantified in column (c) of the table below, unless they are available under arrangements that do not discriminate in favor of executive officers of the Company and are available generally to all salaried employees.

        Upon a termination due to Mr. Herrmann's death or "disability" he, or his representative, will receive the Accrued Obligations, the Other Benefits, and the pro rata portion of his bonus payment as of the date of his death or "disability" calculated on the basis of the bonus that would have been paid to Mr. Herrmann had he remained employed for the entire year, payable at the time annual bonuses for the year are otherwise paid to active employees. Had Mr. Herrmann's employment terminated due to death or "disability" on December 31, 2015, the bonus payable to him would be $3,300,000.

        Upon a termination of employment for any other reason (other than due to death or "disability") following a "change in control," Mr. Herrmann will receive only the Accrued Obligations and Other Benefits.

        Generally, under the agreement, a "change in control" will be deemed to have occurred:

  •
  When any person acquires 20% or more of the voting power of the Company;

  •
  If, during any period of two consecutive years, a majority of the Board members change, unless the new directors are elected or recommended by at least two-thirds of the existing Board members; or

  •
  Upon the acquisition of the Company.

        "Cause" means Mr. Herrmann:

  •
  Materially engaged in willful misconduct or dishonesty;

  •
  Was convicted of a felony; or

  •
  Materially breached the agreement.

        "Good reason" means:

  •
  A material diminution in Mr. Herrmann's position or title or in the nature of his responsibilities or authority;

  •
  A reduction in his compensation or benefits or the failure of the Company to increase his compensation at a rate commensurate with that of other senior executive officers of the Company;

  •
  Relocating Mr. Herrmann;

  •
  The Company materially breaching the agreement; or

  •
  Mr. Herrmann's resignation of employment with the Company for any reason during the 30-day period immediately following the six-month anniversary of the "change in control."

        "Disability" means

  •
  Incapacity due to physical or mental illness in accordance with the Company's long term disability plan causing Mr. Herrmann to be absent from the full-time performance of his duties; and

  •
  His failure to return to full-time performance of his duties within 30 days of receiving written notice of his termination due to disability.

        The agreement also incorporates a confidentiality agreement applicable during the term of his employment and following his termination. Pursuant to the confidentiality agreement, Mr. Herrmann agrees to hold in confidence and not disclose any confidential information and not use any confidential information without the written consent of the Company, except as may be required to fulfill his duties to the Company. A breach of the confidentiality agreement could result in a "cause" termination.

        Accelerated Vesting of Restricted Stock

        The equity incentive awards granted to the named executive officers under the Stock Incentive Plan provide for accelerated vesting upon a "change in control" (as defined above) unless otherwise determined by the Compensation Committee prior to such "change in control," whether or not the named executive officer's employment terminates. Equity incentive awards also vest upon the death or "disability" (permanent disability as determined under the Company's long term disability plan) of a named executive officer.

        The value of shares of restricted stock that would vest upon a "change in control," death or "disability" is quantified in column (c) of the table below, assuming the triggering event occurred on December 31, 2015.

        Severance Plan

        In addition, the current named executive officers (other than Mr. Herrmann) are potentially eligible to receive certain severance benefits under the Company's Severance Pay Plan for Home Office Employees (the "Severance Plan") if they are involuntarily terminated due to a corporate realignment, downsizing or other event that the Company, in its sole discretion, determines is a qualifying event for purposes of the Severance Plan. Current named executive officers who receive severance under the Severance Plan will be entitled to periodic payment of their base pay for no fewer than 12 weeks and no more than 52 weeks (subject to the six month delay on certain termination payments imposed by the Internal Revenue Code). In addition, the Severance Plan provides that the Company will continue to make the employer contribution under the Company's health plan for the applicable severance period, the employee will receive payment for any unused vacation, and the Company may provide, in its discretion, career transition services.

        Other

        Mr. Herrmann is a participant in the SERP, as described above, and has elected to receive his SERP benefit in a single lump sum payment following his termination of employment (subject to the six month delay on certain termination payments imposed by the Internal Revenue Code). The balance of Mr. Herrmann's account under the SERP as of December 31, 2015 is disclosed in column (f) of the 2015 Nonqualified Deferred Compensation Table above. Mr. Sanders is a participant in the Portfolio Managers Plan, the material terms of which are described above. If Mr. Sanders terminated on December 31, 2015 due to "total disability," "retirement" or death (or if he resigns or is terminated by the Company without "cause" and the Company determines in its sole discretion that his account will not be forfeited) he would receive the balance of his account in a single lump sum payment (subject to the six month delay on certain termination payments imposed by the Internal Revenue Code). The balance of Mr. Sanders' account under the Portfolio Managers Plan as of December 31, 2015 is disclosed in column (f) of the 2015 Nonqualified Deferred Compensation Table above.

        Upon death, Mr. Herrmann is also entitled to receive proceeds of an endorsement style split-dollar insurance policy with a face value of $2 million. This policy is owned, and the premiums are paid, by the Company (with the beneficiary selected by Mr. Herrmann in the event of his death prior to a termination of his service) and is governed by an agreement that entitles Mr. Herrmann to elect to have the policy transferred to him following a termination of the agreement for any reason other than death, provided that Mr. Herrmann pays to the Company the greater of the aggregate premiums that the Company has paid on the policy or the then net cash surrender value of the policy. In the event the policy remains in force until Mr. Herrmann's death, the Company is entitled to receive, out of the proceeds of this policy, the greater of the then current net cash surrender value of the policy or the total of all Company-paid premiums to date. Mr. Herrmann is not entitled to any interest in the cash surrender value of this policy.

        The table below quantifies (1) severance amounts payable and the value of benefits available pursuant to Mr. Herrmann's Change in Control Employment Agreement upon a termination without "cause" by the Company or for "good reason" by Mr. Herrmann following a "change in control" [column (a)], (2) amounts payable and the value of benefits available pursuant to the Severance Plan if a current named executive officer is involuntarily terminated due to a corporate realignment, downsizing or other event that the Company, in its sole discretion, determines is a qualifying event for purposes of the Severance Plan [column (b)], (3) the value of restricted stock vesting upon a "change in control," death or "disability" for purposes of the Company's stock award plans [column (c)], and (4) the proceeds of a company-funded split-dollar life insurance policy, less the aggregate premiums paid as of December 31, 2015 [column (d)], all of which assume that the applicable triggering event occurred on December 31, 2015 and where applicable, are based on a stock price of $28.66, the closing market price of the Company's Class A common stock on December 31, 2015. Benefits reflected below are estimates; the actual benefit payable is determined upon termination.

	Payments and Benefits under Change in Control Employment Agreement ($)(1)		Payments and Benefits under Severance Plan ($)(2)(3)(4)	Change in Control Events, Death, or Disability Pursuant to Stock Incentive Plan ($)(5)	Life Insurance Proceeds Payable Upon Death ($)
	(a)		(b)	(c)	(d)
Henry J. Herrmann
Change in Control Severance	12,857,000
Severance Plan Benefits			0
Health Benefits and Perquisites	322,806	(6)
Additional Retirement Benefits	146,454
Outplacement	200,000
280G Gross Up	0
Equity Compensation Vesting				6,639,548
Life Insurance Proceeds					1,812,527

Total	13,526,260
Brent K. Bloss
Severance Plan Benefits			200,000
Medical and Dental Benefits			6,228
Accrued Vacation			30,769
Career Transition Services			80,000
Equity Compensation Vesting				3,391,395

Total			316,997
Thomas W. Butch
Severance Plan Benefits			399,808
Medical and Dental Benefits			7,905
Accrued Vacation			48,462
Career Transition Services			126,000
Equity Compensation Vesting				4,633,348

Total			582,175
Philip J. Sanders
Severance Plan Benefits			343,269
Medical and Dental Benefits			8,144
Accrued Vacation			40,385
Career Transition Services			105,000
Equity Compensation Vesting				3,869,100

Total			496,798
Wendy J. Hills
Severance Plan Benefits			201,923
Medical and Dental Benefits			2,229
Accrued Vacation			26,923
Career Transition Services			70,000
Equity Compensation Vesting				3,152,571

Total			301,075

(1)
Quantifies only benefits payable upon termination without "cause" by the Company or for "good reason" by Mr. Herrmann under the Change in Control Employment Agreement following a "change in control" (the maximum benefits payable under this agreement). A change in control and qualifying termination of employment under this agreement occurring on December 31, 2015 would also result in the accelerated vesting quantified in column (c). Amounts do not include lump sum payment of highest annual cash incentive award paid to Mr. Herrmann in the three-year period ending on the date of his termination pro-rated for the number of days worked by Mr. Herrmann in the year of termination, as the cash incentive award would be considered earned and payable based on an assumed December 31 termination date. See Mr. Herrmann's annual cash incentive award for 2015 in column (g) of the Summary Compensation Table.

(2)
Mr. Herrmann is not eligible to receive severance benefits under the Severance Plan. Severance Plan benefits for Messrs. Bloss, Butch and Sanders and Ms. Hills are equal to 26, 33, 34 and 30 weeks of base pay, respectively, in accordance with the normal payroll practices of the Company.

(3)
Reflects career transition services equal to 20% of each current named executive officer's base salary. Pursuant to the Severance Plan, career transition services may be offered in the sole discretion of the Company. Consequently, these amounts may not be payable even if the current named executive officer is otherwise eligible for benefits under the Severance Plan.

(4)
Represents accrued vacation of 20 days, which is the maximum number of vacation days Messrs. Bloss, Butch and Sanders and Ms. Hills could have accrued in 2015.

(5)
Includes for Messrs. Herrmann, Bloss, Butch and Sanders and Ms. Hills 231,666, 118,332, 161,666, 135,000 and 109,999 shares, respectively, of unvested restricted stock held as of December 31, 2015.

(6)
Represents the aggregate cost for three years of benefits and includes estimated annual amounts for life insurance benefits ($65,670), tax/estate planning expenses ($13,800), medical benefits, use of corporate aircraft, additional travel expenses, club dues and an annual executive physical. The total annual cost to the Company for continuation of benefits for Mr. Herrmann and his dependents under the Company's insurance and benefit plans is $137,002.

 PROPOSAL NO. 2

ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION

        This advisory vote gives stockholders the opportunity to approve our named executive officers' compensation, as disclosed in this Proxy Statement pursuant to Item 402 of Regulation S-K.

        As described in detail in our Compensation Discussion & Analysis above, a core objective in designing our executive compensation program is to deliver competitive total direct compensation (i.e., base salary, annual cash incentive award and annual equity incentive award), upon the achievement of financial and operating performance and individual contributions, that will attract, motivate and retain a high-performance executive team who will drive the creation of stockholder value. The Compensation Committee believes that the Company's executive compensation program reflects a strong "pay-for-performance" philosophy and is well aligned with stockholders' long-term interests. The compensation awarded to our current named executive officers is substantially dependent on corporate financial and operating performance, as well as individual performance and contributions, which drives the creation of sustainable long-term stockholder value. The Compensation Committee will continue to focus on responsible executive compensation practices that attract, motivate and retain high-performance executives, reward those executives for the achievement of short-term and long-term performance, and support our other executive compensation objectives, including long-term career development and retention goals.

        Among the important elements of our executive compensation program and features incorporated into our program to achieve our core objectives are the following:

  •
  A significant portion of each current named executive officer's total direct compensation – approximately 81% on average for 2015 – was "at risk" compensation, delivered in the form of a short-term cash incentive award and a long-term equity incentive award.

  •
  A significant portion of each current named executive officer's total annual incentive compensation – approximately 72% on average for 2015 – was comprised of an equity incentive award, which drives long-term performance and aligns the interests of our current named executive officers with those of our stockholders.

  •
  Equity incentive awards were subject to a four-year vesting period to further emphasize long-term performance and commitment to the Company.

  •
  The Company's Executive Incentive Plan incorporated multiple financial performance measures that are quantifiable and measurable.

  •
  Each current named executive officer is employed at-will and is expected to demonstrate strong personal performance in order to continue serving as a member of the executive team.

  •
  The Compensation Committee maintained stock ownership guidelines which, along with the design of equity awards, promotes long-term executive stock ownership and aligns executive interests with those of our stockholders. As of the date of this Proxy Statement, all of the current named executive officers exceed these ownership guidelines.

        Due to the Company's financial performance in 2015, total direct compensation declined 18%, on average, for the current named executive officers. The Committee balanced providing reduced incentive compensation with the need to provide total direct compensation that remains competitive in the marketplace.

        The Compensation Committee believes that our executive compensation program has played a significant role in our ability to drive financial and operating results and align the interests of our executive officers with the interests of our stockholders. During 2015, investors continued to favor passively managed index and exchange-traded funds to actively managed funds; therefore, our senior management team focused on managing expenses to protect profitability and developing new products in response to investor demands. Key financial measures and operational highlights from 2015 include the following:

  •
  Earnings per share of $2.94 compared to $3.71 in 2014.

  •
  Net income of $245.5 million compared to $313.3 million in 2014.

  •
  Operating revenues were $1.5 billion compared to $1.6 billion in 2014.

  •
  Operating income of $415.9 million compared to $484.4 million in 2014.

  •
  An operating margin of 27.4% compared to 30.3% in 2014.

  •
  Cash flow from operations of $234 million and liquidity position allowed us to return $224 million to stockholders in 2015 through $144 million in regular annual dividends and $80 million in stock repurchases, a payout ratio of 91% compared to 78.6% in 2014. Cash and investments at year end remained strong and increased to $850.2 million compared to 2014, paving the way for a 7% increase in annual dividends beginning in 2016. This is the sixth consecutive annual increase in our dividend representing a compounded annual growth rate of 16% over that six-year period.

  •
  We expanded our product offerings by partnering with Apollo Credit Management to launch two income-oriented funds in October 2015. In addition, we introduced the Ivy Targeted Return Bond Fund on January 4, 2016.

  •
  We broadened our international distribution capabilities through Ivy Global Investors Fund SICAV, an umbrella UCITS fund range domiciled in Luxembourg. In December 2015, we launched three new funds, which expanded the Ivy Global Investors Fund lineup to eight funds.

  •
  In July 2015, we announced a preliminary agreement with a subsidiary of Eaton Vance Corp. to support the launch by Ivy Funds of a family of NextShares exchange-traded managed funds.

  •
  We continued to achieve competitive results compared to our peers, evidenced by 61%, 63% and 48% of our equity funds and 61%, 60% and 48% of all funds surpassing their Lipper peers in performance on a one, three and five-year basis.

  •
  In April 2015, Financial Advisor magazine ranked Waddell & Reed, Inc. among its top 10 independent broker-dealers for 2015 based on its advisor-focused and client-centric culture.

  •
  Waddell & Reed Advisors Funds ranked No. 10 and Ivy Funds ranked No. 5 in terms of performance for the 10-year rankings in the annual survey of "Best Mutual Fund Families" as ranked and published by Barron's for the year ended December 31, 2015.

        You have the opportunity to vote "for" or "against" or "abstain" from voting on the following non-binding resolution:

  "RESOLVED, that the stockholders approve, on an advisory basis, the compensation of the Named Executive Officers as disclosed in the Company's Proxy Statement for the 2016 Annual Meeting of Stockholders pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, the compensation tables, and the narrative discussion."

        While your vote on this proposal is advisory and will not be binding on the Company, the Board or the Compensation Committee, we value the opinion of our stockholders and will take the results of this advisory vote into account when making future decisions regarding our executive compensation program.

        The Company intends to hold this stockholder advisory vote to approve named executive officer compensation annually until the Company holds its next advisory vote on the frequency of stockholder advisory votes on named executive officer compensation as required pursuant to Section 14A of the Exchange Act.

        THE BOARD RECOMMENDS A VOTE FOR THE APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION PAID TO THE NAMED EXECUTIVE OFFICERS, AS DISCLOSED IN THIS PROXY STATEMENT PURSUANT TO ITEM 402 OF REGULATION S-K.

 PROPOSAL NO. 3

APPROVAL OF THE WADDELL & REED FINANCIAL, INC. 1998 STOCK INCENTIVE
PLAN, AS AMENDED AND RESTATED

General

        The Stock Incentive Plan was originally adopted in 1998 to enable the Company to attract, motivate, reward and retain key personnel by being able to offer competitive levels of equity incentives. In February 2016, our Board, upon recommendation of the Compensation Committee, approved, subject to stockholder approval, an amended and restated Stock Incentive Plan. The Stock Incentive Plan in its current form is referred to below as the "Stock Incentive Plan", and as proposed to be amended and restated the "Amended and Restated Stock Incentive Plan."

        The Stock Incentive Plan currently has 30,000,000 shares of our Class A common stock reserved for issuance. As of February 17, 2016, only 264,652 shares of our Class A common stock remain available for future awards under the Stock Incentive Plan. As of February 17, 2016, 3,408,823 shares of unvested restricted stock are outstanding under the Stock Incentive Plan. No stock options are outstanding under the Stock Incentive Plan. No stock appreciation rights ("SARs") or deferred stock have been granted under the Stock Incentive Plan. The closing sale price of the Company's Class A common stock on February 17, 2016 was $23.68.

        Approval of the Amended and Restated Stock Incentive Plan will constitute approval of the material terms of the plan for purposes of awarding "performance based compensation" pursuant to IRC Section 162(m) (specifically, the employees eligible to potentially receive awards, the business criteria on which performance goals are based and the maximum size of any award that can be granted to a participant in any calendar year).

Purpose of the Amended and Restated Stock Incentive Plan

        Our continued success depends to a substantial degree on our ability to attract and retain qualified personnel to conduct our fund management and investment advisory business. The market for fund managers, analysts and financial advisers is extremely competitive and has grown more so in recent periods because of the growth in the industry. Our Board believes the Amended and Restated Stock Incentive Plan is necessary to ensure that an adequate number of shares of our common stock will be available in order to provide appropriate incentives to our key personnel that align their interests with those of our stockholders and to remain competitive in the marketplace. The Amendment and Restated Stock Incentive Plan also includes amendments intended to adopt governance best practices that strengthen our compensation program and protect the interests of our stockholders.

        The material amendments to the Stock Incentive Plan, as reflected in the Amended and Restated Stock Incentive Plan, include:

  •
  Increasing the number of shares available for awards under the Stock Incentive Plan by 5,600,000 shares. The number of shares available for awards under the Stock Incentive Plan has not been increased since 2000.

  •
  Modifying the share counting provisions to allow for the recycling of shares withheld or surrendered for taxes with respect to full value awards. Shares withheld to pay the exercise price of a stock option or to pay tax withholding associated with the exercise of a stock option will not be available for re-issuance under the Amended and Restated Stock Incentive Plan.

  •
  Limiting the grant date fair value of awards a non-employee director can receive in any calendar year to $500,000.

  •
  Removing any reference to the "stock option restoration program" (or "SORP"). This program to provide re-load options to certain participants has not been utilized in the past and is being eliminated in the Amended and Restated Stock Incentive Plan.

        If our stockholders approve the Amended and Restated Stock Incentive Plan, equity awards on or after April 13, 2016 will be granted under the terms of the Amended and Restated Stock Incentive Plan. If the Amended and Restated Stock Incentive Plan is not approved, the Stock Incentive Plan will continue in its current (pre-amendment) form; however, the Company will have insufficient shares available to make future equity awards to eligible individuals and will consider alternative methods of compensating its key personnel. Failure of the stockholders to approve this proposal will not affect the rights of existing holders or the awards granted prior to our 2016 Annual Meeting of Stockholders. If our stockholders approve the Amended and Restated Stock Incentive Plan at the 2016 Annual Meeting, we intend to file, pursuant to the Securities Act of 1933, as amended; a registration statement on Form S-8 to register the additional shares available for issuance under the Amended and Restated Stock Incentive Plan.

  Summary

        A summary of the principal features of the Amended and Restated Stock Incentive Plan (as amended by this Proposal 3) is provided below, but is qualified in its entirety by reference to the full text of the Amended and Restated Stock Incentive Plan set forth in Appendix A to this Proxy Statement. Stockholders are being requested to approve the Amended and Restated Stock Incentive Plan attached as Appendix A.

        Administration.    The Compensation Committee of the Board administers the Stock Incentive Plan, except for the limited discretion reserved to the full Board with respect to the grant of awards of stock options and restricted stock to the outside directors. Under the Amended and Restated Stock Incentive Plan, the Compensation Committee has the authority to grant stock options, stock appreciation rights, restricted stock, deferred stock awards and performance-based stock awards. In particular, the Compensation Committee has the authority to select the individuals to whom awards are granted, to grant any combination of awards to participants and to determine the terms and conditions of any awards, subject to the provisions of the Amended and Restated Stock Incentive Plan.

        Stock Subject to the Plan.    The total number of shares of Class A common stock reserved for issuance under the Amended and Restated Stock Incentive Plan is 35,600,000. If shares subject to any award are forfeited or the award otherwise terminates, those shares are returned to the pool of shares reserved for issuance under the Amended and Restated Stock Incentive Plan. As proposed, and subject to stockholder approval, shares subject to an award that expire or are cancelled, forfeited, exchanged, settled in cash or otherwise terminated (with or without the issuance of shares), including (1) shares forfeited with respect to restricted stock or any other award, (2) the number of shares withheld in payment of any taxes relating to any award other than a stock option or SAR, and (3) the number of shares surrendered in payment of any taxes relating to any award other than a stock option or SAR, will again be available for awards under the Amended and Restated Stock Incentive Plan. Further, the settlement of an award of SARs will reduce the number of shares available for awards under the Amended and Restated Stock Incentive Plan by a number equal to the shares underlying the stock option to which the SARs were related.

        In the event of a merger, reorganization, consolidation, recapitalization, stock dividend or other change in corporate structure that affects the Company's Class A common stock, an appropriate adjustment will be made to (1) the aggregate number of shares reserved for issuance under the Amended and Restated Stock Incentive Plan, (2) the number and exercise price of shares subject to outstanding stock options under the Amended and Restated Stock Incentive Plan, (3) the number of shares subject to restricted stock or deferred stock awards granted under the Amended and Restated Stock Incentive Plan, (4) the aggregate number of shares available for issuance to a participant in a calendar year, and (5) the number and exercise price, if any, of shares to be granted as director stock options and director restricted stock awards each year.

        Eligibility.    The officers, outside directors, key employees and consultants of the Company and its subsidiaries are all eligible to participate in the Amended and Restated Stock Incentive Plan. Currently, there are approximately 535 individuals eligible to receive awards under the Amended and Restated Stock Incentive Plan.

        Performance Awards.    The Compensation Committee may grant performance-based stock options and SARs to the Chairman and Chief Executive Officer and the other three most highly compensated Company executives, other than our Chief Financial Officer, (the "Covered Employees") without the Company being subject to the $1 million deductibility limit under IRC Section 162(m). Stock options and SAR awards qualify as performance-based compensation if the option price (in the case of a stock option award) or the base price (in the case of a SAR award) is at least equal to the fair market value of the Company's Class A common stock on the grant date of the award.

        The Compensation Committee may grant performance-based restricted stock and deferred stock awards to Covered Employees without being subject to the $1 million deductibility limit under IRC Section 162(m). Restricted stock and deferred stock awards to Covered Employees qualify as performance-based compensation if, generally, the grant, vesting or payment of such awards are contingent on the achievement of one or more pre-established performance goals. In accordance with IRC Section 162(m), the Compensation Committee will use one or more of the following business criteria for the Company, on a consolidated basis, and/or for specified subsidiaries or business or geographical units of the Company (except with respect to the total stockholder return and earnings per share criteria) in establishing performance goals for restricted stock and deferred stock awards: (1) earnings per share; (2) increase in revenues; (3) increase in cash flow; (4) increase in cash flow return; (5) return on net assets; (6) return on assets; (7) return on investment; (8) return on capital; (9) return on equity; (10) economic value added; (11) operating margin; (12) contribution margin; (13) net income; (14) pre-tax earnings; (15) pre-tax earnings before interest, depreciation and amortization; (16) pre-tax operating earnings after interest expense and before incentives, service fees and extraordinary or special items; (17) operating income; (18) total stockholder return; (19) debt reduction; and (20) any of the above goals determined on an absolute or relative basis, or as adjusted in any manner which may be determined in the discretion of the Compensation Committee, or as compared to the performance of a published or special index deemed applicable by the Compensation Committee. This index may include the Standard & Poor's 500 Stock Index or a group of peer companies. Achievement of performance goals is measured over a performance period of up to 10 years, as specified by the Compensation Committee. Performance goals are established not later than 90 days (or, for performance periods of less than one year, the passage of 25% of the performance period) after the beginning of any performance period applicable to such performance award, or at such other date required or permitted for "performance-based compensation" under IRC Section 162(m).

        The Compensation Committee may, at the time the performance goals with respect to a performance award are established, provide for the manner in which actual performance and performance goals with regard to the business criteria selected will reflect the impact of specified events during the relevant performance period, which may mean excluding the impact of any or all of the following events or occurrences for such performance period: (1) asset write-downs or impairments to assets; (2) litigation, claims, judgments or settlements; (3) the effect of changes in tax law or other such laws or regulations affecting reported results; (4) accruals for reorganization and restructuring programs; (5) any extraordinary, unusual or nonrecurring items; (6) any change in accounting principles as defined in the Accounting Standards Codification Topic 250, as the same may be amended or superseded from time to time; (7) any loss from a discontinued operation as described in the Accounting Standards Codification Topic 360, as the same may be amended or superseded from time to time; (8) goodwill impairment charges; (9) operating results for any business acquired during the calendar year; (10) third party expenses associated with any investment or acquisition by the Company or any Subsidiary; (11) any amounts accrued by the Company or its Subsidiaries pursuant to management bonus plans or cash profit sharing plans and related employer payroll taxes for the fiscal year; (12) any discretionary or matching contributions made to a savings and deferred profit-sharing plan or deferred compensation plan for the fiscal year; (13) interest, expenses, taxes, depreciation and depletion, amortization and accretion charges; and (14) marked-to-market adjustments for financial instruments. At the time the performance goals with respect to a performance award are established, the Compensation Committee may also establish other adjustments that are objectively determinable and can be applied on an objective basis by the Compensation Committee.

        At the end of the performance period, the Compensation Committee will determine the amount, if any, of a performance award payable to a Covered Employee. Performance awards are settled in cash, shares of Class A common stock or other awards or property, as determined in the sole discretion of the Compensation Committee. The Compensation Committee may, in its discretion, reduce the amount of a performance award, but may not exercise discretion to increase the amount of the performance award.

        The Compensation Committee may accelerate, waive or modify any term or condition of a performance award that is not mandatory under the plan, except to the extent such acceleration, waiver or modification would cause a performance award not to comply with IRC Section 162(m).

        Limits.    Generally, employees may not receive awards of stock options or SARs relating to more than 3,750,000 shares, or restricted stock or deferred stock awards relating to more than 1,250,000 shares, in any calendar year under the Stock Incentive Plan. In addition, non-employee directors may not be granted awards in any calendar year with a grant date fair value (determined in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718) in excess of $500,000.

        Stock Options for Employees and Consultants.    Currently, the Compensation Committee has authority to grant to any eligible participant non-qualified stock options ("NQSOs").

        Subject to the provisions of the Amended and Restated Stock Incentive Plan, the Compensation Committee determines the exercise price, the terms of exercise and other conditions of stock options; provided, that, such exercise price may not be less than the fair market value of the Company's Class A common stock on the date of grant. Stock options may be exercised in whole or in part at any time during the option period, by giving notice of exercise to the Company specifying the number of shares to be purchased. Shares of Class A common stock will be issued pursuant to the exercise of a stock option only upon the Company's receipt of the full payment price of the exercised shares. The Compensation Committee will determine the acceptable forms of payment for the exercise of stock options, including permitting "cashless exercises."

        Outside Director Stock Options and Restricted Stock.    The Amended and Restated Stock Incentive Plan provides that the Board may award stock options and restricted stock to outside directors of the Company in such amounts, and at such times, as determined by the Board in its discretion. Stock option awards must have an exercise price equal to the fair market value of the Company's Class A common stock on the date of grant, and such options may not vest until six months after the date of grant and have an option term as determined by the Board. The Board sets the purchase price, if any, of restricted stock and the times such restricted stock is subject to forfeiture in its discretion.

        Outside director stock options may be exercised in whole or in part at any time during the option period, by giving notice of exercise to the Company specifying the number of shares to be purchased. Shares of Class A common stock will be issued pursuant to the exercise of a stock option only upon the Company's receipt of the full payment price of the exercised shares. The Compensation Committee determines the acceptable forms of payment for the exercise of stock options, including permitting "cashless exercises."

        Stock Appreciation Rights.    SARs may be granted in conjunction with the grant of stock options under the Amended and Restated Stock Incentive Plan. Upon the exercise of a SAR, optionees are entitled to receive an amount in cash or Class A common stock of the Company equal in value to the increase in the value of the shares covered by the SAR since the date of grant. The Compensation Committee determines the times and conditions under which SARs may be exercised, subject to the provisions of the Amended and Restated Stock Incentive Plan.

        Restricted Stock.    Restricted stock may be granted either alone or in addition to other awards granted under the Amended and Restated Stock Incentive Plan. The Compensation Committee determines who is eligible to receive restricted stock awards, the number of shares awarded, the exercise price, if any, of such shares, the terms of forfeiture and transferability, and all other conditions of restricted stock awards. The Compensation Committee may waive or accelerate any restrictions placed on restricted stock awards in its discretion.

        Deferred Stock Awards.    Deferred stock may be granted either alone or in addition to other awards granted under the Amended and Restated Stock Incentive Plan. The Compensation Committee determines who is eligible to receive deferred stock awards, the number of shares awarded, the vesting period of such shares and all other conditions of deferred stock awards. The Compensation Committee may waive or accelerate the vesting period of any deferred stock award in its discretion.

        Amendment and Termination.    At any time, (1) the Board may amend, alter or discontinue the Amended and Restated Stock Incentive Plan and amend the terms of any outside director stock option or restricted stock award outstanding under the Amended and Restated Stock Incentive Plan, and (2) the Compensation Committee may amend the terms of any other outstanding award under the Amended and Restated Stock Incentive Plan. However, no such actions may be taken that would adversely affect the rights of any participant under an outstanding award without their consent. Amendments may be made without stockholder approval except as required to satisfy IRC Section 162(m), stock exchange listing requirements or other applicable law or regulatory requirements.

        The proposed termination date under the Amended and Restated Stock Incentive Plan is December 31, 2025. Termination of the Amended and Restated Stock Incentive Plan will not impact awards outstanding at the time of such termination.

        Transferability of Awards.    The Compensation Committee or the Board may, in its sole discretion, permit a participant under the Amended and Restated Stock Incentive Plan to transfer all or any award, or authorize all or a portion of an award to be granted to a person eligible to receive an award under the Amended and Restated Stock Incentive Plan to be on terms which permit transfer by such Stock Incentive Plan participant; provided that, in either case the transferee or transferees must be a child, grandchild or spouse of the participant, a trust in which any of the foregoing individuals (or the participant) have more than fifty percent of the beneficial interest, and any other entity in which any of the foregoing individuals (or the participant) own more than fifty percent of the voting interests; provided further that, there may be no consideration for any such transfer and subsequent transfers of awards transferred as provided above shall be prohibited except subsequent transfers back to the original holder of the awards and transfers to other permitted transferees of the original holder. In addition, awards are transferable by will or the laws of descent and distribution.

        Change of Control.    In the event of a change of control (as defined in the Amended and Restated Plan, the Compensation Committee may, in its discretion, at the time an award is made hereunder or at any time prior to, coincident with or after the time of a Change of Control: (i) cause the awards then outstanding to be assumed, or new rights substituted therefore, by the surviving corporation in such Change of Control; (ii) make such adjustment to the awards then outstanding as the Compensation Committee deems appropriate to reflect such transaction or change (including the acceleration of vesting of such awards); and/or (iii) provide for the purchase or cancellation of such awards, for an amount of cash, if any, equal to the Change of Control Price (as defined in the Amended and Restated Plan) as of the date the Change of Control occurs, or such other date as the Compensation Committee may determine prior to the Change of Control. In the sole discretion of the Committee, such settlements may be made in cash, stock or other property, or any combination thereof; provided, however, to the extent any such settlement is made in shares of Company Class A common stock, such shares will be deemed to have been distributed under the Amended and Restated Stock Incentive Plan.

Federal Income Tax Consequences

        Non-Qualified Stock Options.    Income is not recognized by a participant for federal income tax purposes upon the grant of a NQSO. Upon exercise of a NQSO, the optionee recognizes income equal to the excess of fair market value of the shares received over the exercise price. The income recognized upon the exercise of a NQSO will be considered compensation subject to withholding. The Company receives a deduction equal to the amount of ordinary income recognized by the optionee at the time of such recognition by the optionee.

        Generally, the optionee's basis in the shares received upon the exercise of a NQSO is equal to the exercise price of such shares plus any income recognized by the optionee upon exercise of the NQSO. If an optionee thereafter sells the shares acquired, any amount realized over the basis of such shares will constitute capital gain to the optionee for federal income tax purposes.

        Restricted Stock.    Income is not recognized by a holder of restricted stock for federal income tax purposes upon the grant of restricted stock until the first taxable year in which the stock is either transferable or no longer subject to a substantial risk of forfeiture, whichever is earlier. At that time, the holder recognizes income equal to the excess of the fair market value of the shares received with respect to which the restrictions have lapsed (with such value determined as of the date the stock became transferable or no longer subject to a substantial risk of forfeiture) over the price paid, if any, for such restricted stock. Such income is considered compensation subject to withholding.

        A holder of restricted stock may make an election under Section 83(b) of the Internal Revenue Code, to include in income in the year the restricted stock is issued the excess of fair market value of the shares received over the price paid for the restricted stock. This election must be made within 30 days after the restricted stock is transferred to the holder. In the event the election is made and the restricted stock is later forfeited, the holder is not allowed a deduction with respect to the restricted stock forfeited.

        Under the terms of the Amended and Restated Stock Incentive Plan, the holder of restricted stock is entitled to dividends paid in cash to the same extent as if the stock were not subject to any restrictions. Dividends paid in cash will constitute ordinary income. Under the terms of the Amended and Restated Stock Incentive Plan, dividends paid in stock are subject to the same restrictions as the underlying stock with respect to which the dividends were issued and are taxed in the same manner as such underlying stock.

        Generally, the Company is entitled to a deduction in the year the holder of restricted stock recognizes income therefrom, and in an amount equal to the amount of income recognized by such holder.

        Stock Appreciation Rights.    Upon exercise of a SAR, the optionee may receive shares of stock or cash. If the optionee receives cash, he or she incurs ordinary income in an amount equal to the cash received. If the optionee receives stock, he or she has ordinary income in an amount equal to the fair market value of the stock received. The Company is generally entitled to a corresponding deduction when the optionee recognizes compensation income.

        Deferred Stock Awards.    Income is not recognized by a recipient of deferred stock until the first taxable year in which the stock is actually issued to the employee, and is either transferable or no longer subject to a substantial risk of forfeiture, whichever is earlier. At that time, the recipient recognizes income equal to the then-current fair market value of the common stock. Such income is considered compensation subject to withholding.

        Under the terms of the Amended and Restated Stock Incentive Plan, cash dividends may be paid to recipients of deferred stock. Dividends paid in cash constitute ordinary income and are taxable in the year received. Under the terms of the Amended and Restated Stock Incentive Plan, dividends may be deferred and deemed to be reinvested. Dividends that are deferred are accorded the same treatment as the underlying deferred stock award.

        Generally, the Company is entitled to a deduction each year in which the holder of the deferred stock award recognizes income, and in an amount equal to the amount of income recognized.

        Performance-Based Compensation.    Performance-based awards granted to Covered Employees can be designed to comply with the "qualified performance-based compensation" rules under IRC Section 162(m)(4)(C), so that the Company will generally obtain a full deduction for federal income tax purposes for the income recognized by the Covered Employee on exercise of such awards. The Compensation Committee (which is comprised solely of outside directors) administers such grants.

        THE ABOVE SUMMARY OF FEDERAL INCOME TAX CONSEQUENCES DOES NOT PURPORT TO BE COMPLETE. The preceding discussion is only a general summary of the federal income tax consequences concerning the Amended and Restated Stock Incentive Plan and does not address other taxes or state, local or foreign taxes. It is based on current law and current Internal Revenue Service interpretations of the law, which are subject to change at any time. The Company has not requested an Internal Revenue Service ruling on any tax issues concerning the Amended and Restated Stock Incentive Plan and does not plan to do so. In some cases, existing Internal Revenue Service rulings and regulations do not provide complete guidance. Participants are advised to consult their own tax advisors regarding the tax effects of their participation in the Amended and Restated Stock Incentive Plan.

New Plan Benefits Table

        The Compensation Committee and the Board, as applicable, in their discretion determine awards granted under the Stock Incentive Plan, and therefore, the Company is unable to determine the awards that will be granted in the future under the Amended and Restated Stock Incentive Plan. The Compensation Committee has not made any grants of awards under the Amended and Restated Stock Incentive Plan, including any grants that are conditioned upon stockholder approval of the Amended and Restated Stock Incentive Plan. However, if the Amended and Restated Stock Incentive Plan is approved by our stockholders, the Compensation Committee intends to award restricted stock to key employees (excluding executive officers) in April 2016 in accordance with the Company's historical practice. The following table sets forth the amount of stock options and restricted stock awards that were awarded to the named executive officers and the specified groups of individuals during the 2015 fiscal year under the Stock Incentive Plan.

 Stock Incentive Plan

        THE AWARDS IN THIS TABLE FOR THE NAMED EXECUTIVE OFFICERS ARE INCLUDED IN THE 2015 SUMMARY COMPENSATION TABLE AND IN THE 2015 GRANTS OF PLAN-BASED AWARDS TABLE SET FORTH IN THIS PROXY STATEMENT AND ARE NOT ADDITIONAL AWARDS.

Name and Position	Number of Stock Options(#)	Dollar Value of Stock Options($)	Shares of Restricted Stock(#)(1)	Dollar Value of Restricted Stock($)(2)
Henry J. Herrmann, Chairman and Chief Executive Officer	-	-	100,000	2,866,000
Brent K. Bloss, SVP, Chief Financial Officer and Treasurer	-	-	45,000	1,289,700
Thomas W. Butch, EVP and Chief Marketing Officer	-	-	70,000	2,006,200
Phil J. Sanders, SVP and Chief Investment Officer	-	-	50,000	1,433,000
Wendy J. Hills, SVP, General Counsel, Chief Legal Officer and Secretary	-	-	45,000	1,289,700
Mike D. Strohm Former SVP and Chief Operations Officer (3)	-	-	-	-
All current executive officers as a group (7 people)	-	-	345,000	9,887,700
All current non-employee directors (7 people)	-	-	19,372	957,753
All employees except current executive officers (521 people)	-	-	1,042,197	52,059,714

(1)
For Messrs. Herrmann, Bloss, Butch and Sanders and Ms. Hills, these awards represent restricted stock awards granted on December 31, 2015. These awards are also reported in the 2015 Summary Compensation Table and the Grants of Plan-Based Awards Table in this Proxy Statement as compensation paid to such named executive officers for 2015. For our non-employee directors, these awards represent restricted stock awards granted on January 2, 2015. These awards are reported for each non-employee director in the 2015 Director Compensation Table in this Proxy Statement as compensation paid to each non-employee director in 2015.

(2)
The dollar value of restricted stock represents the aggregate fair market value of the Company's Class A common stock on the applicable grant date multiplied by the number of shares of restricted stock.

(3)
Mr. Strohm did not receive any restricted stock awards in 2015 due to his retirement in May 2015.

Equity Compensation Plan Information

        The Equity Compensation Plan table provides information as of December 31, 2015 with respect to shares of the Company's Class A common stock that may be issued under our existing equity compensation plans.

Plan Category	Number of Securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))(1)
Equity compensation plans approved by security holders	3,405,207	(2)	$-	294,658	(3)
Equity compensation plans not approved by security holders	-		-	3,389,499	(4)

Total	3,405,207		$-	3,684,157

(1)
All shares may be issued in the form of restricted stock.

(2)
Represents shares of the Company's unvested restricted common stock.

(3)
Represents shares available for future issuance from the Stock Incentive Plan.

(4)
Represents 2,545,213 shares and 844,286 shares that were available for issuance as of December 31, 2015 under the Company's 1998 Non-Employee Director Stock Award Plan, as amended and restated, and the Company's 1998 Executive Stock Award Plan, as amended and restated, respectively. There are no awards outstanding under either plan. In February 2016, the Board terminated both plans; therefore, no shares are available for future issuance under either plan.

        In considering whether to vote for approval of the Amended and Restated Stock Incentive Plan, you should be aware that the executive officers of the Company have received, and in the future may receive, grants under this Amended and Restated Stock Incentive Plan. Failure of the stockholders to approve this proposal will not affect the rights of existing holders or the awards previously granted under the Stock Incentive Plan.

        If the stockholders do not approve the Amended and Restated Stock Incentive Plan, the Stock Incentive Plan will continue to read in its current (pre-amendment) state and the Company will need to explore alternative compensatory vehicles other than equity incentives to attract, motivate, award and retain key personnel. Those alternative vehicles may include equity-based but cash settled incentives.

        THE BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE APPROVAL OF THE WADDELL & REED FINANCIAL, INC. 1998 STOCK INCENTIVE PLAN, AS AMENDED AND RESTATED.

 PROPOSAL NO. 4

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        The Audit Committee has selected KPMG LLP as the Company's independent registered public accounting firm to examine the consolidated financial statements of the Company for the 2016 fiscal year. The Board seeks an indication from our stockholders of their approval or disapproval of the Audit Committee's selection of KPMG as the Company's independent registered public accounting firm for the 2016 fiscal year.

        KPMG has been our independent auditor since 1981, and no relationship exists other than the usual relationship between auditor and client. Representatives of KPMG are expected to be present at the Annual Meeting to respond to appropriate questions and will have the opportunity to make a statement if the representatives desire to do so. If our stockholders do not ratify the appointment of KPMG at the Annual Meeting, the Audit Committee will consider such event in its selection of the Company's independent registered public accounting firm for the 2016 fiscal year. Additionally, even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the 2016 fiscal year if it determines that such a change would be in the best interests of the Company and its stockholders.

        THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE RATIFICATION OF KPMG AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE 2016 FISCAL YEAR.

Audit and Non-Audit Services

        The Audit Committee or its Chairman pre-approves audit and non-audit services to be rendered to the Company and establishes a dollar limit on the amount of fees the Company will pay for each category of services. Generally, management will submit to the Audit Committee a detailed list of services that it recommends the Audit Committee engage the independent registered public accounting firm to provide for the fiscal year. The Audit Committee is informed from time to time of the non-audit services actually provided pursuant to the pre-approval process. During the year, the Audit Committee periodically reviews the types of services and dollar amounts approved and adjusts such amounts, as it deems appropriate. Unless a service to be provided by the independent registered public accounting firm has received general pre-approval, it will require specific pre-approval by the Audit Committee or its Chairman. The Audit Committee also periodically reviews all non-audit services to ensure such services do not impair the independence of the Company's independent registered public accounting firm. The Audit Committee pre-approved all services provided by KPMG for the 2014 and 2015 fiscal years. These services included the audit of the Company's annual financial statements, audit of the Company's internal control over financial reporting, review of the Company's quarterly financial statements, tax consultation services, preparation of corporate tax returns, auditing of employee benefits plans and certain agreed upon procedures. For a discussion of auditor independence, please refer to the "Audit Committee Report" below.

        The following table shows the fees billed by KPMG for audit and other services provided to the Company for the 2015 and 2014 fiscal years, respectively:

	2015	2014
Audit Fees (1)	$983,994	$732,398
Audit-Related Fees (2)	149,286	170,056
Tax Fees (3)	159,557	74,157
All Other Fees	-	-

Total	$1,292,837	$976,611

(1)
Audit fees consist of fees for the audit of the Company's annual financial statements, the audit of its internal control over financial reporting, reviews of the financial statements included in quarterly reports on Form 10-Q and professional services rendered in connection with the audit of the Company's annual financial statements.

(2)
Audit-related fees primarily relate to financial statement audits of employee benefit plans, certain agreed upon procedures and the issuance of SSAE 16 reports.

(3)
Tax fees consist of fees for income tax consultation, including tax compliance, preparation and review of corporate tax returns, and other general tax consultation.

        The Audit Committee has considered whether the non-audit services provided by KPMG, including the services rendered in connection with income tax consultation and other general tax consultation, were compatible with maintaining KPMG's independence and has determined that the nature and substance of the limited non-audit services did not impair the status of KPMG as the Company's independent registered public accounting firm. KPMG did not bill the Company for any other services during fiscal year 2014 or 2015.

 AUDIT COMMITTEE REPORT

        Notwithstanding anything to the contrary set forth in any filings of Waddell & Reed Financial, Inc. (the "Company") under the Securities Act of 1933, as amended (the "Securities Act"), or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), that might incorporate future filings, including this Proxy Statement, in whole or in part, the following Audit Committee Report shall not be incorporated by reference into any such filings, and shall not be deemed soliciting material or filed under the Securities Act or the Exchange Act.

        The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. Management is responsible for the preparation, presentation and integrity of the financial statements, including establishing accounting and financial reporting principles and designing systems of internal control over financial reporting. The Company's independent registered public accounting firm, KPMG LLP ("KPMG"), is responsible for expressing an opinion as to the conformity of the Company's consolidated financial statements with U.S. generally accepted accounting principles and auditing the effectiveness of internal control over financial reporting.

        In performing its oversight role, the Audit Committee has reviewed and discussed, with management and KPMG, the audited consolidated financial statements contained in the Company's Annual Report on Form 10-K for the year ended December 31, 2015. The Audit Committee has also discussed with KPMG matters required to be discussed by Auditing Standards No. 16, "Communications with Audit Committees" as adopted by the Public Company Accounting Oversight Board (the "PCAOB").

        Pursuant to the applicable requirements of the PCAOB, the Audit Committee has also received and reviewed the written disclosures and the letter from KPMG and discussed with KPMG their independence.

        Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2015.

Waddell & Reed Financial, Inc. Audit Committee

2015 Members

Michael F. Morrissey, Chairman
Sharilyn S. Gasaway
Dennis E. Logue
Jerry W. Walton

 OTHER MATTERS

Other Business Presented at the Annual Meeting

        As of the date of this Proxy Statement, the Board knows of no other business that may properly be, or is likely to be, brought before the Annual Meeting. If any other matters should arise at the Annual Meeting, shares represented by proxies will be voted at the discretion of the proxy holders.

Important Notice Regarding Internet Availability of Proxy Materials for the Stockholder Meeting to be Held on April 13, 2016

        The proxy materials for the Annual Meeting, including the 2015 Annual Report, Proxy Statement and any other additional soliciting materials, are available over the Internet by accessing the "Investor Relations" section of the Company's website at www.waddell.com. Other information on the Company's website does not constitute part of the Company's proxy materials.

Where You Can Find More Information

        The Company files reports, proxy statements and other information with the SEC. You can read and copy these reports, proxy statements and other information concerning the Company at the SEC's public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at (800) 732-0330 for further information on the public reference room. The SEC maintains an Internet site at www.sec.gov that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC, including the Company. The Company's Class A common stock is quoted on the NYSE. These reports, proxy statements and other information are also available for inspection at the offices of the NYSE, 20 Broad Street, New York, New York 10005.

        You may request a copy of the Company's filings (other than exhibits that are not specifically incorporated by reference therein) at no cost by writing or telephoning us at the following address:

Waddell & Reed Financial, Inc.
Attn: Investor Relations Department
6300 Lamar Avenue
Overland Park, Kansas 66202
(800) 532-2757

        If you would like to request documents from the Company, please do so by April 1, 2016 to receive them before the Annual Meeting.

        You should rely only on the information contained in this Proxy Statement to vote on the proposals solicited in this Proxy Statement. The Company has not authorized anyone else to provide you with different information. You should not assume that the information in this Proxy Statement is accurate as of any date other than February 26, 2016.

BY ORDER OF THE BOARD OF DIRECTORS

Wendy J. Hills Senior Vice President, General Counsel, Chief Legal Officer & Secretary

 Appendix A

WADDELL & REED FINANCIAL, INC.
1998 STOCK INCENTIVE PLAN
As Amended and Restated

        Waddell & Reed Financial, Inc., previously established the Waddell & Reed Financial, Inc. 1998 Stock Incentive Plan, as Amended and Restated, as amended effective December 12, 2002 and as further amended effective on each of January 16, 2003 (which January 16, 2003 amendment was submitted to and approved by the Company's stockholders at the Company's 2003 Annual Meeting of Stockholders), January 1, 2004, October 14, 2004, October 15, 2005, April 11, 2007 (which April 11, 2007 amendment was submitted to and approved by the Company's stockholders at the Company's 2007 Annual Meeting of Stockholders), September 12, 2008 and February 16, 2012 (as amended and restated, the "Original Plan"). Pursuant to the powers reserved in Section 10 of the Original Plan and subject to approval by the Company's stockholders at the Company's 2016 Annual Meeting of Stockholders, the Original Plan is amended effective January 1, 2016 as follows (the Original Plan as amended and restated hereby, the "Plan").

SECTION 1.    Purposes of the Plan; Definitions.

        The purposes of the Plan are to enable the Company, its Subsidiaries and Affiliates to attract and retain employees, directors and consultants who contribute to the Company's success by their ability, ingenuity and industry, and to enable such employees, directors and consultants to participate in the long-term success and growth of the Company through an equity interest in the Company.

        For purposes of the Plan, the following terms shall be defined as set forth below:

        "Affiliate" means (a) any corporation (other than a Subsidiary), partnership, joint venture or any other entity in which the Company owns, directly or indirectly, at least a 10% beneficial ownership interest, and (b) the Company's parent company, if any.

        "Award Agreement" means a written agreement by and between the Company and an awardee evidencing an award of Stock Options, Director Stock Options, Stock Appreciation Rights, Restricted Stock, Director Restricted Stock or Deferred Stock, as applicable, under the Plan.

        "Board" means the Board of Directors of the Company.

        "Business Day" means a day on which the New York Stock Exchange or other national securities exchange or over-the-counter market on which the Shares are then traded is open for business.

        "Cause" means a participant's willful misconduct or dishonesty, either of which is directly and materially harmful to the business or reputation of the Company or any Subsidiary or Affiliate; provided, however, that in the case where there is an employment or consulting agreement between a participant and the Company or any Subsidiary or Affiliate at the time of grant which defines "cause" (or words of like import), it shall have the meaning ascribed to such term (or words of like import) under such agreement.

        "Change of Control" has the meaning assigned to such term in Section 11(c).

        "Change of Control Price" has the meaning assigned to such term in Section 11(d).

        "Code" means the Internal Revenue Code of 1986, as amended, and any successor thereto.

        "Committee" means the Compensation Committee of the Board.

        "Commission" means the United States Securities and Exchange Commission.

        "Company" means Waddell & Reed Financial, Inc., a Delaware corporation, and its successors.

        "Covered Employee" means (a) the chief executive officer of the Company, and (b) a person designated by the Committee, at the time of grant of Performance Awards, whom the Committee believes is likely to be a "covered employee" (within the meaning of Section 162(m)(3) of the Code) with respect to the fiscal year during which the Performance Award is granted or in the foreseeable future.

        "Deferral Period" means the period of time during which the receipt of Shares underlying a Deferred Stock award is deferred.

        "Deferred Stock" means an award of the right to receive Shares at the end of a specified Deferral Period granted pursuant to Section 9.

        "Director Restricted Stock" means any Shares of Restricted Stock granted pursuant to Section 6 to an Outside Director.

        "Director Stock Option" means any option to purchase Shares granted pursuant to Section 6 to an Outside Director.

        "Disability" means total and permanent disability as determined under the Company's long-term disability program, whether or not the participant is covered under such program. If no such program is in effect, the Disability of a director shall be determined in good faith by the Board (excluding such director).

        "Early Retirement" means retirement from active employment with the Company, any Subsidiary, or any Affiliate pursuant to the early retirement provisions of the applicable tax-qualified Company pension plan.

        "Exchange Act" means the Securities Exchange Act of 1934, as amended, and any successor thereto.

        "Fair Market Value" means, unless otherwise determined in good faith by the Committee or required by applicable law, as of any given date, the closing sale price of a Share on such date on the New York Stock Exchange or other principal national securities exchange or over-the-counter market on which the Shares are then traded or, if there is no sale on that day, then on the last previous Business Day on which a sale was reported.

        "Normal Retirement" means retirement from active employment with the Company, any Subsidiary, or any Affiliate pursuant to the normal retirement provisions specified in the applicable tax-qualified Company pension plan.

        "Outside Director" means any director of the Company who is not an officer or employee of the Company, any Subsidiary or any Affiliate.

        "Performance Award" means any Stock Option, Stock Appreciation Right, or Restricted Stock or Deferred Stock award to a Covered Employee that the Committee intends to be "performance-based compensation" under Section 162(m)(4)(C) of the Code.

        "Permitted Transferee" has the meaning assigned to such term in Section 12(a)(i).

        "Plan" means the Waddell & Reed Financial, Inc. 1998 Stock Incentive Plan, as Amended and Restated, as set forth herein and as may be amended, modified or supplemented from time to time.

        "Repricing" has the meaning assigned to such term in Section 10.

        "Restricted Stock" means Shares that are subject to certain restrictions and/or a risk of forfeiture granted pursuant to Section 8.

        "SAR/Option Performance Award" means any Performance Award that is a Stock Option or Stock Appreciation Right.

        "Shares" means the Company's Class A common stock, par value $.01.

        "Stock Appreciation Right" means a right to surrender to the Company all or a portion of a Stock Option in exchange for an amount in cash or Shares as determined in the manner prescribed in Section 7(b)(ii), granted pursuant to Section 7.

        "Stock Option" means an option to purchase Shares granted pursuant to Section 5 that is not intended to be, nor designated as, an "incentive stock option" within the meaning of Section 422 of the Code.

        "Stock Performance Award" means any Performance Award other than a SAR/Option Performance Award.

        "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

SECTION 2.    Administration.

        The Plan shall be administered by the Committee which shall at all times comply with any applicable requirements of Rule 16b-3 of the Exchange Act. All members of the Committee shall also be "outside directors" within the meaning of Section 162(m) of the Code. If at any time no Committee shall be in office, then the functions of the Committee specified in the Plan shall be exercised by the Board.

        The Board shall have the power and authority to determine all terms, conditions and provisions of Director Stock Option and Director Restricted Stock awards pursuant to Section 6.

        The Committee shall have the power and authority to grant to eligible persons, pursuant to the terms of the Plan: (i) Stock Options; (ii) Stock Appreciation Rights; (iii) Restricted Stock and/or (iv) Deferred Stock. In particular, the Committee shall have the authority:

          (a)   to select the consultants, officers and other key employees of the Company, its Subsidiaries, and its Affiliates to whom Stock Options, Stock Appreciation Rights, Restricted Stock or Deferred Stock, or a combination of the foregoing, from time to time will be granted hereunder;

          (b)   to determine whether and to what extent Stock Options, Stock Appreciation Rights, Restricted Stock or Deferred Stock, or a combination of the foregoing, are to be granted hereunder;

          (c)   to determine the number of Shares to be covered by each such award granted hereunder; and

          (d)   to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder, including, but not limited to, any restriction on any award and/or the Shares relating thereto based on performance and/or such other factors as the Committee may determine, in its sole discretion, and any vesting acceleration features based on performance and/or such other factors as the Committee may determine, in its sole discretion.

        The Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable; to interpret the terms and provisions of the Plan, any award issued thereunder, and any Award Agreements relating thereto; and to otherwise supervise the administration of the Plan.

        All decisions made by the Committee pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and Plan participants.

        Each award granted under the Plan shall be evidenced by, and subject to terms of, an Award Agreement, in such form as the Committee shall from time to time approve, which shall be executed by an authorized officer of the Company and the awardee. Director Stock Options and Director Restricted Stock under the Plan shall be evidenced by an Award Agreement, in such form as the Committee shall from time to time approve, in conformity with the terms and conditions the Board has specified with respect to such awards and the terms of Section 6 and the Plan. The Award Agreement shall contain provisions regarding (i) the number of Shares subject to the award, (ii) the exercise price per Share, if any, of the award and the means of payment therefor, (iii) the term of the award, and (iv) such other terms and conditions not inconsistent with the Plan as may be determined from time to time by the Committee. A prospective awardee shall not have any rights with respect to any such award, unless and until such awardee has executed an Award Agreement evidencing the award, has delivered a fully executed copy thereof to the Company, and has otherwise complied with the then applicable terms and conditions.

SECTION 3.    Shares Subject to Plan.

        Subject to adjustment as provided in this Section 3, the total number of Shares reserved and available for issuance in connection with awards under the Plan from its inception shall not exceed 35,600,000 Shares.

        Shares subject to an award under the Plan that expire or are canceled, forfeited, exchanged, settled in cash or otherwise terminated (with or without the issuance of Shares), including (i) Shares forfeited with respect to Restricted Stock or any other award, (ii) the number of Shares withheld in payment of any taxes relating to an award of Deferred Stock and (iii) the number of Shares surrendered in payment of any taxes relating to any award of Restricted Stock or Director Restricted Stock, will again be available for awards under this Plan, except that (x) if any such shares could not again be available for awards to a particular Participant under any applicable law or regulation, such shares shall be available exclusively for awards to Participants who are not subject to such limitation and (y) Shares withheld in payment of any taxes (or in payment of any exercise price) with respect to Stock Options or Stock Appreciation Rights will not again be available for awards under this Plan. The settlement of Stock Appreciation Rights will reduce the number of Shares available for awards under this Plan by a number equal to the Shares underlying the Stock Option to which the Stock Appreciation Rights were related.

        In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, or other change in corporate structure affecting the Shares, an equitable substitution or adjustment shall be made in (i) the aggregate number of Shares reserved for issuance under the Plan, (ii) the number and exercise price of Shares subject to outstanding Stock Options granted under the Plan, (iii) the number of Shares subject to Restricted Stock or Deferred Stock awards granted under the Plan, (iv) the aggregate number of Shares available for issuance to any participant pursuant to Section 4A(a), and (v) the number and exercise price, if any, of Shares subject to Director Stock Option and Director Restricted Stock awards to be granted each year pursuant to Section 6, as may be determined to be appropriate by the Committee, in its sole discretion, provided that the number of Shares subject to any award shall always be a whole number. Such adjusted number and exercise price of Shares shall also be used to determine the amount payable by the Company upon the exercise of any Stock Appreciation Right associated with any Stock Option.

SECTION 4.    Eligibility.

        (a)    Consultants and Employees.    Consultants, officers and other key employees of the Company, its Subsidiaries or its Affiliates who are responsible for or contribute to the management, growth and/or profitability of the business of the Company, its Subsidiaries, or its Affiliates are eligible to be granted Stock Options, Stock Appreciation Rights, Restricted Stock or Deferred Stock. Except as provided in Section 6, Plan participants shall be selected from time to time by the Committee, in its sole discretion, from among those eligible, and the Committee shall determine, in its sole discretion and subject to Section 4A(a), the number of Shares covered by each award.

        (b)    Outside Directors.    Each Outside Director is eligible to receive Director Stock Option and/or Director Restricted Stock awards pursuant to Section 6.

SECTION 4A.    Performance Awards and Award Limit.

        (a)    Award Limitations.    The Committee may grant awards to a Covered Employee that are either Performance Awards or not Performance Awards. In any calendar year during any part of which the Plan is in effect, a participant (whether or not a Covered Employee) may not be granted awards under the Plan (Performance Awards or otherwise) that have, in the aggregate, more than 3,750,000 "points," with each Stock Appreciation Right and Stock Option having one "point" for each Share granted with respect thereto, and each Restricted Stock and Deferred Stock award having three "points" with respect to each Share granted with respect thereto. For illustrative purposes, a grant of a Stock Option for 10 Shares has 10 "points," and a grant of 10 Shares of Restricted Stock has 30 "points." If an award is canceled, such award continues to be counted against the maximum number of Shares for which awards may be granted to the participant under the Plan, as set forth in this Section 4A(a).

        (b)    Performance Goals for Performance Awards.    Each Performance Award shall be structured so as to qualify as "performance-based compensation" under Section 162(m)(4)(C) of the Code, as described below.

          (i)    SAR/Option Performance Awards.    The exercise price (in the case of a Stock Option) or the base price (in the case of a Stock Appreciation Right) of a SAR/Option Performance Award shall not be less than 100% of the Fair Market Value of the Shares on the date of grant of such SAR/Option Performance Award.

          (ii)    Stock Performance Awards.    The grant, vesting and/or settlement of a Stock Performance Award shall be contingent upon achievement of pre-established performance goals and other terms set forth in this Section 4A(b)(ii).

            (A)    Performance Goals Generally.    The performance goals for such Performance Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each such criteria, as specified by the Committee consistent with this Section 4A(b)(ii). Performance goals shall be objective and shall otherwise meet the requirements of Section 162(m) of the Code, including the requirement that the level or levels of performance targeted by the Committee result in the achievement of such performance goals being "substantially uncertain." The Committee may condition the grant, vesting, exercise and/or settlement of any Performance Award upon achievement of any one or more performance goals. Performance goals may differ for Performance Awards granted to any one awardee or to different awardees.

            (B)    Business Criteria.    One or more of the following business criteria for the Company, on a consolidated basis, and/or for specified Subsidiaries or business or geographical units of the Company (except with respect to the total stockholder return and earnings per share criteria), shall be used by the Committee in establishing performance goals for Performance Awards: (1) earnings per share; (2) increase in revenues; (3) increase in cash flow; (4) increase in cash flow return; (5) return on net assets; (6) return on assets; (7) return on investment; (8) return on capital; (9) return on equity; (10) economic value added; (11) operating margin; (12) contribution margin; (13) net income; (14) pre-tax earnings; (15) pre-tax earnings before interest, depreciation and amortization; (16) pre-tax operating earnings after interest expense and before incentives, service fees, and extraordinary or special items; (17) operating income; (18) total stockholder return; (19) debt reduction; and (20) any of the above goals determined on an absolute or relative basis, or as adjusted in any manner which may be determined in the discretion of the Committee, or as compared to the performance of a published or special index deemed applicable by the Committee including, but not limited to, the Standard & Poor's 500 Stock Index or a group of competitor companies, including the group selected by the Company for purposes of the stock performance graph contained in the proxy statement for the Company's most recent annual meeting of stockholders.

            (C)    Effect of Certain Events.    The Committee may, at the time the performance goals with respect to a Performance Award are established, provide for the manner in which actual performance and performance goals with regard to the business criteria selected will reflect the impact of specified events during the relevant performance period, which may mean excluding the impact of any or all of the following events or occurrences for such performance period: (1) asset write-downs or impairments to assets; (2) litigation, claims, judgments or settlements; (3) the effect of changes in tax law or other such laws or regulations affecting reported results; (4) accruals for reorganization and restructuring programs; (5) any extraordinary, unusual or nonrecurring items; (6) any change in accounting principles as defined in the Accounting Standards Codification Topic 250, as the same may be amended or superseded from time to time; (7) any loss from a discontinued operation as described in the Accounting Standards Codification Topic 360, as the same may be amended or superseded from time to time; (8) goodwill impairment charges; (9) operating results for any business acquired during the calendar year; (10) third party expenses associated with any investment or acquisition by the Company or any Subsidiary; (11) any amounts accrued by the Company or its Subsidiaries pursuant to management bonus plans or cash profit sharing plans and related employer payroll taxes for the fiscal year; (12) any discretionary or matching contributions made to a savings and deferred profit-sharing plan or deferred compensation plan for the fiscal year; (13) interest, expenses, taxes, depreciation and depletion, amortization and accretion charges; and (14) marked-to-market adjustments for financial instruments. At the time the performance goals with respect to a Performance Award are established, the Committee may also establish other adjustments that are objectively determinable and can be applied on an objective basis by the Committee. In addition, Performance Awards may be adjusted by the Committee in accordance with the applicable provisions of Section 3. The adjustments described in this paragraph shall only be made, in each case, to the extent that such adjustments would not cause the Performance Award to fail to qualify as "performance-based compensation" under section 162(m) of the Code.

            (D)    Performance Period; Timing for Establishing Performance Goals.    Achievement of performance goals shall be measured over a performance period of up to ten years, as specified by the Committee. Performance goals shall be established not later than 90 days (or, for performance periods of less than 1 year, the passage of 25% of the performance period) after the beginning of any performance period applicable to such Performance Award, or at such other date as may be required or permitted for "performance-based compensation" under Section 162(m) of the Code.

            (E)    Settlement of Performance Awards; Other Terms.    After the end of each performance period, the Committee shall determine the amount, if any, of such Performance Award payable to a Covered Employee. Settlement of such Performance Awards shall be in cash, Shares, or other awards or property, as determined in the sole discretion of the Committee. The Committee may, in its discretion, reduce the amount of any Performance Award to be settled upon achievement of the associated performance goal or goals, but may not exercise discretion to increase any such amount payable to a Covered Employee with respect to such Performance Award.

        (c)    General.    The Committee shall retain full power and discretion to accelerate, waive or modify, at any time, any term or condition of a Performance Award that is not mandatory under the Plan; provided, however, that notwithstanding any other provision of the Plan, the Committee shall not have any discretion to accelerate, waive or modify any term or condition of an award that is intended to qualify as "performance-based compensation" for purposes of Section 162(m) of the Code if such discretion would cause such Performance Award not to so qualify.

        (d)    Written Determinations.    The Committee may not delegate any responsibility relating to Performance Awards. All determinations by the Committee as to the establishment of performance goals, the amount of any potential individual Performance Award, and the achievement of performance goals relating to Stock Performance Awards shall be made in writing in the case of any award intended to qualify as "performance-based compensation" under Section 162(m) of the Code. The determination as to whether any performance goal, with respect to any Performance Award, has been satisfied shall be made prior to the payment of any compensation relating to a Performance Award.

        (e)    Performance Awards under Section 162(m) of the Code.    It is the intent of the Company that Performance Awards granted to persons who are or likely will become "covered employees" within the meaning of Section 162(m) of the Code shall constitute "performance-based compensation" within such Section of the Code. Accordingly, the terms of this Section 4A, including the definitions of "Covered Employee" and other terms used herein, shall be interpreted in a manner consistent with Section 162(m) of the Code. If any provision of the Plan as in effect on the date of adoption thereof or as of the date of any Award Agreements relating to Performance Awards intended to comply with Section 162(m) of the Code does not comply or is inconsistent with the requirements of such Section of the Code, then such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.

        (f)    Conflicts Among Plan Provisions.    To the extent this Section 4A conflicts with any other provision of the Plan, this Section 4A shall control.

SECTION 5.    Stock Options for Consultants and Employees.

        Stock Options may be granted either alone or in addition to other awards granted under the Plan. Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve, and the provisions thereof need not be the same with respect to each optionee.

        The Committee shall have the authority to grant any consultant, officer or key employee Stock Options (with or without Stock Appreciation Rights). Stock Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

          (a)    Exercise Price.    The exercise price per Share of any Stock Option shall be determined by the Committee at the time of grant but shall not be less than 100% of the Fair Market Value of the Shares on the date of grant, and shall be indicated in the Award Agreement.

          (b)    Option Term.    The term of each Stock Option shall be fixed by the Committee.

          (c)    Exercisability.    Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee; provided, however, that except as provided in Sections 5(f),5(g), 5(h) or 11, no Stock Option shall be exercisable prior to six months from the date of grant. Notwithstanding the limitations set forth in the preceding sentence, the Committee may accelerate the exercisability of any Stock Option, at any time in whole or in part, based on performance and/or such other factors as the Committee may determine in its sole discretion.

          (d)    Exercise of Stock Options.    A Stock Option, or portion thereof, may be exercised in whole or in part only with respect to whole Shares. Stock Options may be exercised in whole or in part at any time during the exercise period by giving written notice of exercise to the Company specifying the number of Shares to be purchased, accompanied by payment in full of the exercise price, in cash, by check or such other instrument as may be acceptable to the Committee (including instruments providing for "cashless exercise"). To the extent provided by the Committee, payment in full or in part may also be made in the form of unrestricted Shares already owned by the optionee (based on the Fair Market Value of the Shares on the date the Stock Option is exercised). An optionee shall have rights to dividends and other stockholder rights with respect to Shares subject to a Stock Option only after the optionee has given written notice of exercise and has paid in full for such Shares.

          (e)    Termination by Death.    Unless otherwise determined by the Committee, if an optionee's employment with the Company, any Subsidiary, or any Affiliate terminates by reason of death, any Stock Option held by such optionee shall become immediately exercisable, and thereupon (or if an optionee dies following termination of employment by reason of Disability or Early or Normal Retirement), such Stock Option may thereafter be exercised by the legal representative of the estate or by the legatee of the optionee under the will of the optionee during the period ending on the first anniversary of the optionee's death.

          (f)    Termination by Reason of Disability.    Unless otherwise determined by the Committee, if an optionee's employment with the Company, any Subsidiary or any Affiliate terminates by reason of Disability, any Stock Option held by such optionee shall be immediately exercisable and may thereafter be exercised during the period ending on the expiration of the stated term of such Stock Option.

          (g)    Termination by Reason of Retirement.    Unless otherwise determined by the Committee, if an optionee's employment with the Company, any Subsidiary or any Affiliate terminates by reason of (i) Normal Retirement, any Stock Option held by such optionee shall become immediately exercisable and shall expire at the end of the stated term of such Stock Option, or (ii) Early Retirement, any Stock Option held by such optionee shall terminate three years from the date of such Early Retirement or upon the expiration of the stated term of the Stock Option, whichever is earlier. In the event of Early Retirement, there shall be no acceleration of vesting of the Stock Option, unless otherwise determined by the Committee at or after grant, and such Stock Option may only be exercised to the extent it is or has become exercisable prior to termination of the Stock Option.

          (h)    Termination for Cause.    If the optionee's employment with the Company, any Subsidiary or any Affiliate is terminated for Cause, any Stock Option held by such optionee shall immediately be terminated upon the giving of notice of termination of employment.

          (i)    Other Termination.    Unless otherwise determined by the Committee, if the optionee's employment with the Company, any Subsidiary or any Affiliate is (i) involuntarily terminated by the optionee's employer without Cause, any Stock Option held by such optionee shall terminate three months from the date of termination of employment or upon the expiration of the stated term of the Stock Option, whichever is earlier, or (ii) voluntarily terminated for any reason, any Stock Option held by such optionee shall terminate one month from the date of termination of employment or upon the expiration of the stated term of the Stock Option, whichever is earlier. In either event, there shall be no acceleration of vesting of the Stock Option unless otherwise determined by the Committee and such Stock Option may only be exercised to the extent it is or has become exercisable prior to termination of the Stock Option.

          (j)    Termination upon Change of Control.    Notwithstanding the provisions of Section 5(i), but subject to Section 11, if the optionee's employment with the Company, any Subsidiary or any Affiliate is involuntarily terminated by the optionee's employer without Cause by reason of, or within three months after, a Change of Control, any Stock Option held by such optionee shall terminate six months and one day after such Change of Control.

          (k)   For purposes of the Plan, all references to termination of employment shall be construed to mean termination of all service relationships with the Company and its Subsidiaries and Affiliates, including employees, independent contractors or consultants; provided, however, that nothing in the Plan shall be construed to create or continue a common law employment relationship with any individual characterized by the Company, a Subsidiary or an Affiliate as an independent contractor or consultant. For purposes of clarity, if a common law employee ceases to perform services for the Company, its Subsidiaries or their Affiliates as a common law employee but continues to perform services for the Company, its Subsidiaries or their Affiliates as a consultant or independent contractor, then the transition from employee to consultant or independent contractor will not be deemed to be a termination of employment of the individual for purposes of the Plan; provided, however, that nothing in the Plan shall be construed to create or continue a common law employment relationship with any individual characterized by the Company, a Subsidiary or an Affiliate as an independent contractor or consultant.

SECTION 6.    Director Stock Options and Director Restricted Stock.

        (a)    Awards.    The Board or Committee may grant Director Stock Options or Shares of Director Restricted Stock to Outside Directors in such amounts and subject to such terms and conditions as the Board or Committee in its sole discretion determines. The exercise price per Share of any Director Stock Option granted pursuant to this Section 6(a) shall be 100% of the Fair Market Value per Share on the date of grant. All terms and conditions of Director Stock Option and Director Restricted Stock awards shall be established by the Board in its sole discretion including, without limitation, the nontransferability thereof and the time or times within which such Restricted Stock may be subject to forfeiture. Unless otherwise determined by the Board, Director Restricted Stock shall be subject to the provisions of Sections 8(b), 8(c) and, as applicable, 11. Outside Directors may not be granted awards in any calendar year with a grant date fair value (determined in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718) in excess of $500,000.

        (b)    Exercise of Director Stock Options.    Any Director Stock Option, or portion thereof, granted pursuant to the Plan may be exercised in whole or in part only with respect to whole Shares. Director Stock Options may be exercised in whole or in part at any time during the exercise period by giving written notice of exercise to the Company specifying the number of Shares to be purchased, accompanied by payment in full of the exercise price, in cash, by check or such other instrument as may be acceptable to the Committee (including instruments providing for "cashless exercise"). As determined by the Committee, in its sole discretion, payment in full or in part may also be made in the form of unrestricted Shares already owned by the optionee (based on the Fair Market Value of the Shares on the date the Director Stock Option is exercised). An optionee shall have rights to dividends and other stockholder rights with respect to Shares subject to a Director Stock Option only after the optionee has given written notice of exercise and has paid in full for such Shares.

        (c)    Termination of Service.    Upon an optionee's termination of status as an Outside Director for any reason, any Director Stock Options held by such optionee shall become immediately exercisable and may thereafter be exercised during the period ending on the expiration of the stated term of such Director Stock Option or, upon such optionee's death, during the period ending on the first anniversary thereof. Notwithstanding the foregoing sentence, but subject to Section 11, if the optionee's status as an Outside Director terminates by reason of or within three months after a Change of Control, each Director Stock Option held by such optionee shall terminate upon the latest of (i) six months and one day after the Change in Control, or (ii) the expiration of the stated term of such Director Stock Option. Upon the termination of an awardee's status as an Outside Director by reason of death, Disability or by reason of the Outside Director reaching the mandatory retirement age for members of the Board, all restrictions, including restrictions regarding forfeiture and nontransferability, placed upon any Director Restricted Stock held by such awardee shall immediately lapse and such shares shall be deemed fully vested and nonforfeitable. Upon the termination of an awardee's status as an Outside Director for any reason other than death, Disability or by reason of the Outside Director reaching the mandatory retirement age for members of the Board, all Shares of Director Restricted Stock granted pursuant to this Section 6 still subject to restriction shall be forfeited by such Outside Director, and the Outside Director shall only receive the amount, if any, paid by the Outside Director for such forfeited Director Restricted Stock, except as otherwise provided in an Award Agreement or as determined by the Committee.

SECTION 7.    Stock Appreciation Rights.

        (a)    Grant and Exercise.    Stock Appreciation Rights may be granted in conjunction with all or part of any Stock Option granted under the Plan either at or after the time of the grant of such Stock Option.

        A Stock Appreciation Right, or applicable portion thereof, granted with respect to a given Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the related Stock Option, except that, unless otherwise provided by the Committee at the time of grant, a Stock Appreciation Right granted with respect to less than the full number of Shares covered by a related Stock Option shall only be reduced if and to the extent that the number of Shares covered by the exercise or termination of the related Stock Option exceeds the number of Shares not covered by the Stock Appreciation Right.

        A Stock Appreciation Right may be exercised by an optionee in accordance with Section 7(b), by surrendering the applicable portion of the related Stock Option. Upon such exercise and surrender, the optionee shall be entitled to receive an amount determined in the manner prescribed in Section 7(b). Stock Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the related Stock Appreciation Rights have been exercised.

        (b)    Terms and Conditions.    Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Committee, including the following:

            (i)  Stock Appreciation Rights shall be exercisable only at such time or times and to the extent that the related Stock Options shall be exercisable in accordance with the provisions of Section 5 and this Section 7; provided, however, that any Stock Appreciation Right granted subsequent to the grant of the related Stock Option shall not be exercisable during the first six months of the term of the Stock Appreciation Right, except that this additional limitation shall not apply in the event of death or Disability of the optionee prior to the expiration of the six-month period.

           (ii)  Upon the exercise of a Stock Appreciation Right, an optionee shall be entitled to receive up to, but not more than, an amount in cash or Shares equal in value to the excess of the Fair Market Value of one Share over the exercise price per Share specified in the related Stock Option Award Agreement multiplied by the number of Shares with respect to which the Stock Appreciation Right shall have been exercised, with the Committee having the right to determine the form of payment.

          (iii)  Stock Appreciation Rights shall be transferable only when and to the extent that the underlying Stock Option would be transferable under Section 5(e) of the Plan.

          (iv)  Upon the exercise of a Stock Appreciation Right, the related Stock Option or part thereof shall be deemed to have been exercised for the purpose of the limitation set forth in Section 3 on the number of Shares to be issued under the Plan.

           (v)  In its sole discretion, the Committee may provide, at the time of grant of a Stock Appreciation Right, that such Stock Appreciation Right can be exercised only in the event of a Change of Control and that upon such event, the amount to be paid upon the exercise of a Stock Appreciation Right shall be based on the Change of Control Price.

SECTION 8.    Restricted Stock.

        (a)    Administration.    Shares of Restricted Stock may be granted either alone or in addition to other awards granted under the Plan. Any Restricted Stock award granted under the Plan shall be in such form as the Committee may from time to time approve, and the provisions thereof need not be the same with respect to each awardee. The Committee shall determine the consultants, officers, and key employees of the Company and its Subsidiaries and Affiliates to whom, and the time or times at which, Restricted Stock will be awarded; the number of Shares of Restricted Stock to be awarded to any awardee; the price, if any, to be paid by the awardee; the time or times within which such awards may be subject to forfeiture and nontransferability; and all other terms and conditions of the awards (subject to this Section 8 and Section 11). The Committee may also condition the grant and/or vesting of Restricted Stock upon the attainment of one or more specified performance goals, or such other criteria as the Committee may determine, in its sole discretion.

        (b)    Restrictions and Conditions.    Shares of Restricted Stock awarded shall be subject to the following restrictions and conditions:

            (i)  Subject to the provisions of the Plan and the applicable Award Agreement, during such period as may be set by the Committee commencing on the grant date, Restricted Stock awarded pursuant to the Plan shall not be sold, assigned, transferred, pledged or otherwise encumbered. The Committee may, in its sole discretion, provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions in whole or in part, before or after the awardee's termination of employment, based on performance and/or such other factors as the Committee may determine, in its sole discretion.

           (ii)  Except as provided in clause (i) above, the awardee shall have, with respect to the Shares of Restricted Stock, all of the rights of a stockholder of the Company, including the right to receive any dividends. Dividends paid in stock of the Company or stock received in connection with a stock split with respect to Restricted Stock shall be subject to the same restrictions as on such Restricted Stock. Certificates, if issued, for unrestricted Shares, shall be delivered to the awardee promptly after, and only after, the period of forfeiture shall expire without forfeiture with respect to such Shares of Restricted Stock.

        (c)    Book-Entry Accounts; Certificates for Restricted Stock.    An account for each awardee shall be opened with the Company's transfer agent or such other administrator designated by the Committee for the deposit of the Shares of Restricted Stock subject to the award, or, in the sole discretion of the Committee, each awardee may be issued a stock certificate registered in the name of the awardee evidencing such Shares of Restricted Stock. The Committee shall specify that any such certificate bear a legend, as provided in clause (i) below, and/or be held in custody by the Company, as provided in clause (ii) below.

            (i)  Any certificate evidencing Restricted Stock shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock, substantially in the following form:

    "The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the Waddell & Reed Financial, Inc. 1998 Stock Incentive Plan, as Amended and Restated (the "Plan") and a Restricted Stock Award Agreement entered into between the registered owner and Waddell & Reed Financial, Inc. (the "Agreement"). Copies of the Plan and Agreement are on file in the offices of Waddell & Reed Financial, Inc., 6300 Lamar Avenue, Overland Park, Kansas 66202."

           (ii)  The Committee shall require that stock certificates evidencing such Restricted Stock be held in custody by the Company or the transfer agent or such other administrator designated by the Committee until the restrictions thereon shall have lapsed, and that, as a condition of any Restricted Stock award, the awardee shall have delivered to the Company a stock power, endorsed in blank, relating to the Shares covered by such award.

        (d)    Termination.    Subject to the provisions of the Award Agreement and this Section 8, upon termination of employment by reason of death or Disability, the restrictions upon any Restricted Stock granted pursuant to Section 8(a) held by the awardee shall immediately lapse and such shares shall become fully vested and nonforfeitable. Unless otherwise provided in an Award Agreement or determined by the Committee, upon termination of employment for any reason other than death or Disability, all Shares of Restricted Stock granted pursuant to Section 8(a) still subject to restriction shall be forfeited by the awardee, and the awardee shall only receive the amount, if any, paid by the awardee for such forfeited Restricted Stock.

SECTION 9.    Deferred Stock Awards.

        (a)    Administration.    Deferred Stock may be granted either alone or in addition to other awards granted under the Plan. Any Deferred Stock granted under the Plan shall be in such form as the Committee may from time to time approve, and the provisions thereof need not be the same with respect to each awardee. The Committee shall determine the consultants, officers and key employees of the Company, its Subsidiaries or Affiliates to whom, and the time or times at which, Deferred Stock shall be awarded; the number of Shares of Deferred Stock to be awarded to any awardee; the Deferral Period during which, and the conditions under which, receipt of the Shares will be deferred; and all other terms and conditions of the award (subject to this Section 9 and Section 11). The Committee may also condition the grant and/or vesting of Deferred Stock upon the attainment of specified performance goals, or such other criteria as the Committee shall determine, in its sole discretion.

        (b)    Terms and Conditions.    Shares of Deferred Stock awarded pursuant to this Section 9 shall be subject to the following terms and conditions:

            (i)  Subject to the provisions of the Plan and the applicable Award Agreement, during the Deferral Period, Deferred Stock awarded pursuant to the Plan may not be sold, assigned, transferred, pledged or otherwise encumbered. At the expiration of the Deferral Period, stock certificates shall be delivered to the awardee, or his legal representative, in a number equal to the Shares covered by the Deferred Stock award.

           (ii)  At the time of the award, the Committee may, in its sole discretion, determine that amounts equal to any dividends declared during the Deferral Period with respect to the number of Shares covered by a Deferred Stock award will be paid to the awardee currently, deferred and deemed to be reinvested, or that such awardee has no rights with respect thereto.

          (iii)  Subject to the provisions of the applicable Award Agreement and this Section 9, upon termination of employment for any reason during the Deferral Period, the Deferred Stock held by such awardee shall be forfeited by the awardee.

          (iv)  Based on performance and/or such other criteria as the Committee may determine, the Committee may, at or after grant (including after the awardee's termination of employment), accelerate the vesting of all or any part of any Deferred Stock award and/or waive the deferral limitations for all or any part of such award.

SECTION 10.    Amendments and Termination.

        The Board may amend, alter, or discontinue the Plan, but no such amendment, alteration, or discontinuation shall be made which would impair the right of an optionee or awardee under a Stock Option, Director Stock Option, Stock Appreciation Right, Restricted Stock, Director Restricted Stock or Deferred Stock award granted prior thereto, without the optionee's or awardee's consent.

        Amendments may be made without stockholder approval except as required to satisfy Sections 162(m) of the Code, stock exchange listing requirements, or other applicable law or regulatory requirements.

        The Committee may amend the terms of any Stock Option, Stock Appreciation Right, Restricted Stock or Deferred Stock award granted, and the Board may amend the terms of any Director Stock Option or Director Restricted Stock award, prospectively or retroactively, but no such amendment shall be made which would impair the rights of an optionee or awardee without the optionee's or awardee's consent. Notwithstanding the foregoing, a Repricing (as defined below) is prohibited without prior stockholder approval. For purposes of the Plan, "Repricing" means any of the following or any other action that has the same purpose and effect: (a) lowering the exercise price of an outstanding Stock Option, Stock Appreciation Right, or Director Stock Option after it is granted or (b) canceling an outstanding Stock Option, Stock Appreciation Right, or Director Stock Option at a time when its exercise or purchase price exceeds the then Fair Market Value of the Shares underlying such outstanding award, in exchange for another award or a cash payment, unless the cancellation and exchange occurs in connection with a merger, amalgamation, consolidation, sale of substantially all the Company's assets, acquisition, spin-off or other similar corporate transaction.

SECTION 11.    Change of Control.

        The following provisions shall apply in the event of a Change of Control:

          (a)   The Committee may, in its discretion, at the time an award is made hereunder or at any time prior to, coincident with or after the time of a Change of Control:

              (i)  cause the awards then outstanding to be assumed, or new rights substituted therefore, by the surviving corporation in such Change of Control;

             (ii)  make such adjustment to the awards then outstanding as the Committee deems appropriate to reflect such transaction or change (including the acceleration of vesting of such awards); and/or

            (iii)  provide for the purchase or cancellation of such awards, for an amount of cash, if any, equal to the Change of Control Price as of the date the Change of Control occurs, or such other date as the Committee may determine prior to the Change of Control. In the sole discretion of the Committee, such settlements may be made in cash, stock or other property, or any combination thereof; provided, however, to the extent any such settlement is made in Shares, such Shares will be deemed to have been distributed under the Plan.

          (b)   The Committee may, in its discretion, include such further provisions and limitations in any Award Agreement as it may deem equitable and in the best interests of the Company.

          (c)   A "Change of Control" means the occurrence of any of the following:

              (i)  when any "person," as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company or a Subsidiary or any Company employee benefit plan), is or becomes the "beneficial owner" (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding securities;

             (ii)  the effective date of any transaction or event relating to the Company required to be described pursuant to the requirements of Item 6(e) of Schedule 14A of the Exchange Act;

            (iii)  when, during any period of two consecutive years during the existence of the Plan, the individuals who, at the beginning of such period, constitute the Board cease, for any reason other than death, to constitute at least a majority thereof, unless each director who was not a director at the beginning of such period was elected by, or on the recommendation of, at least two-thirds of the directors at the beginning of such period; or

            (iv)  the effective date of a transaction requiring stockholder approval for the acquisition of the Company by an entity other than the Company or a Subsidiary through purchase of assets, or by merger, or otherwise.

          (d)   "Change of Control Price" means the highest price per Share paid in any transaction reported on the New York Stock Exchange or other national securities exchange or over-the-counter market on which the Shares are then traded, or paid or offered in any transaction related to a Change of Control at any time during the preceding 60-day period as determined by the Committee, except that in the case of Director Stock Options and Director Restricted Stock, the 60-day period shall be the period immediately prior to a Change of Control.

SECTION 12.    General Provisions.

        (a)    Transferability of Awards.

          (i)    Permitted Transferees.    The Committee or the Board may, in its sole discretion, permit a participant under the Plan to transfer all or any award, or authorize all or a portion of an award to be granted to a person eligible to receive an award under the Plan to be on terms which permit transfer by such Plan participant; provided that, in either case the transferee or transferees must be a child, grandchild or spouse of the participant, a trust in which any of the foregoing individuals (or the participant) have more than fifty percent of the beneficial interest, and any other entity in which any of the foregoing individuals (or the participant) own more than fifty percent of the voting interests (individually a "Permitted Transferee" and collectively "Permitted Transferees"); provided further that, (X) there may be no consideration for any such transfer and (Y) subsequent transfers of awards transferred as provided above shall be prohibited except subsequent transfers back to the original holder of the awards and transfers to other Permitted Transferees of the original holder. Award Agreements with respect to which such transferability is authorized at the time of grant must be approved by the Committee or the Board, and must expressly provide for transferability in a manner consistent with this Section 12(a)(i).

          (ii)    Other Transfers.    Except as expressly permitted by Section 12(a)(i), Awards shall not be transferable other than by will or the laws of descent and distribution.

          (iii)    Effect of Transfer.    Following the transfer of any award as contemplated by Sections 12(a)(i) and 12(a)(ii), (A) such award shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that the participant under the award shall be deemed to be the Permitted Transferee or the estate or heirs of a deceased participant or other transferee, as applicable, to the extent appropriate to enable the exercise or settlement of the transferred award in accordance with the terms of this Plan and applicable law and (B) the provisions of the award relating to vesting and exercisability shall continue to be applied with respect to the original participant and, following the occurrence of any applicable events described therein or this Plan, the awards shall be exercisable by the Permitted Transferee, the recipient under a qualified domestic relations order, or the estate or heirs of a deceased participant, as applicable, only to the extent and for the periods that would have been applicable in the absence of the transfer.

          (iv)    Procedures and Restrictions.    Any participant desiring to transfer an award as permitted under Sections 12(a)(i) or 12(a)(ii) shall make application therefor in the manner and time specified by the Committee or the Board and shall comply with such other requirements as the Committee or the Board may require to assure compliance with all applicable securities laws. Neither the Committee nor the Board shall give permission for such a transfer if (A) it would give rise to short swing liability under section 16(b) of the Exchange Act or (B) it may not be made in compliance with all applicable federal, state and foreign securities laws.

        (b)    Other General Provisions.

            (i)  All certificates for Shares delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Commission, any stock exchange upon which the Shares are then listed, and any applicable Federal or state securities law, and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference thereto.

           (ii)  Nothing set forth in the Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required. The adoption of the Plan shall not confer upon any employee or director of the Company, any Subsidiary or any Affiliate, any right to continued employment (or, in the case of a director, continued retention as a director) with the Company, a Subsidiary or an Affiliate, as the case may be, nor shall it interfere in any way with the right of the Company, a Subsidiary or an Affiliate to terminate the employment of any of its employees at any time.

          (iii)  Each participant shall, no later than the date as of which the value of an award first becomes includible in the gross income of the participant for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Committee, in its sole discretion, regarding payment of, any Federal, FICA, state, or local taxes of any kind required by law to be withheld with respect to such award. The obligations of the Company under the Plan shall be conditional on such payment or arrangements. The Committee may permit participants to elect to satisfy their Federal, and where applicable, FICA, state and local withholding tax with respect to all awards, other than Stock Options which have related Stock Appreciation Rights, by the reduction, in an amount necessary to pay all such withholding tax, of the number of Shares or amount of cash otherwise issuable or payable to such participants with respect to an award. The Company and, where applicable, its Subsidiaries and Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes owed hereunder by a participant from any payment of any kind otherwise due to such participant.

          (iv)  At the time of grant or purchase, the Committee may provide, in connection with any grant or purchase made under the Plan, that the Shares received as a result of such grant or purchase shall be subject to a right of first refusal, pursuant to which the participant shall be required to offer to the Company any Shares that the participant wishes to sell, with the price being the then Fair Market Value of the Shares, subject to the provisions of Section 11 and to such other terms and conditions as the Committee may specify at the time of grant.

           (v)  No member of the Board or the Committee, nor any officer or employee of the Company acting on behalf of the Board or the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board or the Committee and each and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action, determination or interpretation.

          (vi)  This Plan is subject to any written clawback policies that the Company, with the approval of the Board, may adopt including, but not limited to, any policy adopted to conform to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and rules promulgated thereunder by the Securities and Exchange Commission and that the Company determines should apply to this Plan. Any such policy may subject awards granted pursuant to the Plan and amounts paid or realized with respect to awards under this Plan to reduction, cancelation, forfeiture or recoupment if certain specified events or wrongful conduct occur, including but not limited to an accounting restatement due to the Company's material noncompliance with financial reporting regulations or other events or wrongful conduct specified in any such clawback policy.

         (vii)  The Plan is not intended to be a "non-qualified deferred compensation plan" under Section 409A of the Code and shall not be construed or administered accordingly. If any term or provision contained herein would otherwise cause the Plan to be characterized as a "nonqualified deferred compensation plan" under Section 409A of the Code, then, without further action by the Company, such term or provision shall automatically be modified to the extent necessary to avoid such characterization.

SECTION 13.    Effective Date of Plan.

        The Plan became effective on March 3, 1998, the date it was originally approved by a majority vote of the Company's stockholders. No awards may be granted under this Plan after December 31, 2025.

MMMMMMMMMMMM . MMMMMMMMMMMMMMM C123456789 000004 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext ENDORSEMENT_LINE______________ SACKPACK_____________ Electronic Voting Instructions Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 11:59 p.m. (CDT) on April 12, 2016. MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 Vote by Internet • Go to www.investorvote.com/WDR • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone • Follow the instructions provided by the recorded message Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. q IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Proposals – The Board of Directors recommends a vote FOR the listed director nominees in Proposal 1, FOR Proposal 2, FOR Proposal 3 and FOR Proposal 4. + ForAgainst Abstain 1. Election of Directors: For Withhold For Withhold 01 – Henry J. Herrmann 02 – James M. Raines For Against Abstain 2. Advisory vote to approve named executive officer compensation. 3. Approve the Waddell & Reed Financial, Inc. 1998 Stock Incentive Plan, as amended and restated. 4. Ratification of the appointment of KPMG LLP as the independent registered public accounting firm for the fiscal year 2016. 5. In their discretion, the proxy holders are authorized to vote upon such other business as may properly come before the meeting or any adjournments or postponements thereof. Non-Voting Items Change of Address — Please print new address below. Comments — Please print your comments below. Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below When shares are held by joint tenants, both should sign. When signing as attorney, executive administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. MMMMMMMC 1234567890 J N T MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND + 1 U P X2 6 9 8 3 2 1 029ROA MMMMMMMMM C B A Annual Meeting Proxy Card1234 5678 9012 345 X IMPORTANT ANNUAL MEETING INFORMATION

. Dear Stockholder: If voting by proxy, we encourage you to vote your shares electronically this year either by telephone or via the Internet. This will eliminate the need to return your proxy card. Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you had marked, signed and returned your proxy card. When voting your shares electronically by telephone or via the Internet, you will need your proxy card and your control number. The control number is printed in the shaded bar on the front of your proxy card. The Computershare Vote by Telephone and Vote by Internet systems are maintained by our transfer agent, Computershare Trust Company, N.A. ("Computershare") and can be accessed 24 hours a day, seven days a week up until the day prior to the annual meeting; votes may be cast by Internet or telephone up until 11:59 p.m. (CDT) on the day before the annual meeting. If you do not vote via proxy card, telephone or the Internet, you may attend the 2016 Annual Meeting of Stockholders on April 13, 2016 at 10:00 a.m. (CDT) at the principal executive offices of the Company, 6300 Lamar Avenue, Overland Park, Kansas, 66202 and vote in person. Direct Deposit of Dividends We encourage all stockholders who receive their dividends in cash to participate in direct deposit. To enroll in this service, please mail your request along with a copy of your voided check, to Computershare at the address noted below. Transfer Agent Contact Information Computershare Trust Company, N.A. P.O. BOX 30170 College Station, TX 77842-3170 Telephone Inside the USA: Telephone Outside the USA: TDD/TTY for Hearing Impaired: (877) 498-8861 (781) 575-2723 (800) 952-9245 Important Notice Regarding Internet Availability of Proxy Materials for the Stockholder Meeting to be Held on April 13, 2016 The proxy materials for the Company's 2016 Annual Meeting of Stockholders, including the 2015 Annual Report, Proxy Statement and any other additional soliciting materials, are available over the Internet by accessing the "Investor Relations" section of the Company's website at www.waddell.com. Other information on the Company's website does not constitute part of the Company's proxy materials. q IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Proxy — Waddell & Reed Financial, Inc. ANNUAL MEETING OF STOCKHOLDERS THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints Henry J. Herrmann and Alan W. Kosloff, jointly and severally with full power of substitution, to represent and vote, as represented on the reverse side, all shares of Company Class A common stock that the undersigned holds of record or in an applicable plan and is entitled to vote at the 2016 Annual Meeting of Stockholders to be held at the principal executive offices of the Company, 6300 Lamar Avenue, Overland Park, Kansas 66202 on the 13th day of April, 2016 at 10:00 a.m. (CDT), or any adjournments or postponements thereof. All shares votable by the undersigned, including shares held of record by agents or trustees for the undersigned as a participant in the Waddell & Reed Financial, Inc. 401(k) and Thrift Plan will be voted in the same manner specified and in the discretion of the persons named above, or such agents or trustees, on such other matters as may properly come before the annual meeting. Receipt herewith of the Company's 2015 Annual Report, Notice of Meeting and Proxy Statement is hereby acknowledged. THIS PROXY WHEN PROPERLY SIGNED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS, WHICH ARE FOR PROPOSALS 1, 2, 3 AND 4. THE PROXY HOLDERS WILL USE THEIR DISCRETION WITH RESPECT TO ANY MATTER REFERRED TO IN PROPOSAL 5. THIS PROXY IS REVOCABLE AT ANY TIME BEFORE IT IS EXERCISED. THE PROXY HOLDERS CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND RETURN THIS CARD. If you vote by telephone or the Internet, please DO NOT mail back this proxy card.

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WADDELL AND REED FINANCIAL, INC. 6300 Lamar Avenue Overland Park, Kansas 66202 (913) 236-2000
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS To Be Held on April 13, 2016
WADDELL & REED FINANCIAL, INC.
PROXY STATEMENT
QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING
PROPOSALS TO BE VOTED ON AT THE ANNUAL MEETING PROPOSAL NO. 1 ELECTION OF DIRECTORS
OTHER INFORMATION YOU NEED TO MAKE AN INFORMED DECISION DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY
CORPORATE GOVERNANCE
2015 Director Compensation
PRINCIPAL STOCKHOLDERS OF THE COMPANY
COMPENSATION COMMITTEE REPORT
COMPENSATION DISCUSSION & ANALYSIS
EXECUTIVE COMPENSATION
SUMMARY COMPENSATION TABLE
2015 GRANTS OF PLAN-BASED AWARDS TABLE
2015 OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END TABLE
2015 OPTION EXERCISES AND STOCK VESTED TABLE
2015 PENSION BENEFITS TABLE
2015 NONQUALIFIED DEFERRED COMPENSATION TABLE
PROPOSAL NO. 2 ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION
PROPOSAL NO. 3 APPROVAL OF THE WADDELL & REED FINANCIAL, INC. 1998 STOCK INCENTIVE PLAN, AS AMENDED AND RESTATED
Stock Incentive Plan
PROPOSAL NO. 4 RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
AUDIT COMMITTEE REPORT
OTHER MATTERS
  Appendix A
WADDELL & REED FINANCIAL, INC. 1998 STOCK INCENTIVE PLAN As Amended and Restated